UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents
President’s Message	1

Market and Performance Overview	2-4

Schedule of Investments	7

Financial Statements	33

Notes to the Financial Statements	37

Financial Highlights	62

Additional Information	Back Cover

Important Information: Indexes are unmanaged and one cannot invest directly in an index. Because the Fund has a flexible approach to investing, the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2013

Dear Shareholders,

The past 12 months have been challenging for global bond markets. Concern over a possible tapering of the U.S. Federal Reserve’s quantitative easing program caused a rise in interest rates with the yield on the benchmark 10-year U.S. Treasury note approaching three percent.

The upshot was a very challenging 12 months for global fixed-income investors. The Barclays Capital U.S. Aggregate Index, the flagship index for the bond market, lost 2.47% of its value over the period under review.

•	For the 12-month period ended August 31, 2013, the American Beacon Flexible Bond Fund (Investor Class) returned 0.38%.

We believe that the bond funds best positioned to succeed in this new environment are those that can adapt to different landscapes, with the flexibility to deal with changing interest rates. We’re encouraged by the way our American Beacon Flexible Bond Fund has been able to negotiate these challenges.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Global Bond Market Overview
August 31, 2013 (Unaudited)

The primary factor affecting the global bond market over the 12 months prior to August 31, 2013, was the scope of central bank interventions around the world, led by the Federal Reserve Bank in the U.S. The turning point for this period came in May, when Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end in the near future. With interest rates low in most parts of the global economy, it was a challenging landscape for fixed-income investors, one in which the Barclays Capital U.S. Aggregate Index lost 2.5% over the period.

The most important reflation initiatives affecting the world’s bond markets came from the world’s leading central banks. The European Central Bank (ECB) backed up its 2011-announced Longer-Term Refinancing Operations program in July 2012 with a pledge from ECB President Mario Draghi to do “whatever it takes to preserve the euro.” Mervyn King, the former governor of the Bank of England, admitted that simply targeting inflation was no longer enough to prevent another future economic calamity. In the same vein, current Governor Mark Carney said that nominal income level targets might serve economic interests better, especially in the current environment.

In Asia, the Bank of Japan faced political pressure to lift its inflation target and weaken the currency. Chinese authorities veered from fighting real estate speculation toward boosting growth in pursuit of an expansion less dependent on exports.

In the U.S., the Federal Open Market Committee pledged more quantitative easing with no specific endpoint. It also tied the end of its zero interest-rate policy to achieving a 7% unemployment rate as long as “inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

There was some positive news investors could take from the bond markets. The “risk-on/risk-off” dynamic from 2008 to 2011 started to change throughout 2012, and the breakdown in risk correlations was one of the clues that a more positive outcome was playing out. The divergence between stock and commodities prices was one example. The simultaneous rise in Italian and Spanish yields along with the drop in Polish and Mexican yields earlier in the year was another. Investors were becoming more selective about where risk was concentrated.

The yield on 10-year U.S. Treasury notes was under 2% on May 21, the day before Chairman Bernanke’s testimony made tapering the dominant theme in the second quarter. By August 31, that yield had risen to 2.78%. Ten-year U.S. TIPS yields rose from negative 40 basis points (-0.40%) to over 60 basis points (0.60%) over the same period. U.S. investment-grade corporates and long-term mortgage yields rose as well. Meanwhile, there were huge dislocations in the emerging markets. During the same May 21 to August 31 period, Mexican long bond yields rose more than 160 basis points (1.60%), while the yield on Brazilian three-year debt surged more than 250 basis points (2.50%).

The period ended with the global markets in a tempest over the timeline for tapering the scale of asset purchases by the U.S. Federal Reserve. If the U.S. economy continues to improve and the unemployment rate stays on its current trajectory lower, then short-term interest rates could start to normalize sometime in 2015. It would be reasonable under those conditions to expect the quantitative easing program to end before that, sometime in 2014.

2

American Beacon Flexible Bond Fund SM Performance Overview
August 31, 2013 (Unaudited)

The Investor Class of the Flexible Bond Fund (the “Fund”) returned 0.38% for the twelve months ended August 31, 2013. The Fund outperformed the BofA Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.34%. The performance objective of the Fund is to generate positive total returns over a full market cycle and it successfully achieved positive absolute returns during the twelve-month period.

Comparison of Change in Value of a $10,000 Investment

For the period from 7/5/11 through 8/31/13

Total Returns for the Period ended 8/31/13

	1 Year	Since Inception (7/5/2011)	Value of $10,000 7/5/11- 8/31/13
Institutional Class (1,2,4)	0.74%	3.57%	$10,787
Y Class (1,2,4)	0.67%	3.48%	10,765
Investor Class(1,2,4)	0.38%	3.34%	10,734
A Class with sales charge (1,2,4)	-4.48%	0.80%	10,173
A Class without sales charge (1,2,4)	0.25%	3.10%	10,681
C Class with sales charge (1,2,4)	-1.44%	2.67%	10,585
C Class without sales charge (1,2,4)	-0.44%	2.67%	10,585
BofA Merrill Lynch 3-Month LIBOR Index(3)	0.34%	0.36%	10,081
Barclays Capital U.S. Aggregate Index(3)	-2.47%	2.97%	10,650

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.44%, 1.51%, 1.78%, 1.95% and 2.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s focus on investing in high quality fixed income securities proved beneficial in achieving its return objective. The majority of the assets are invested in investment grade securities, which generally were positive during the period. However, the Fund’s investments within the U.S. Treasury and U.S. TIPS sectors generated negative returns during the period (down 1.9% and 8.1%, respectively).

Despite the negative returns generated by U.S. Government related securities, Foreign Sovereign investments helped offset some of those losses and experienced gains (up 1.6%). A smaller portion of the Fund’s assets were invested in non-investment grade securities, and this positioning was rewarded as these securities typically outperformed the higher rated securities.

The Fund’s Corporate fixed income exposure provided a positive contribution to the return generated over the period. Among the Corporate holdings, positions in the Finance sector had the most significant impact. The Finance sector represented 15.4% of the Fund’s assets and experienced strong returns (up 4.1%).

Securities with a duration of less than three years had a positive impact during the period. The Treasury yield curve experienced increased yields from securities with a maturity of two years and greater, so the Fund’s emphasis on short duration investments helped.

3

American Beacon Flexible Bond Fund SM Performance Overview
August 31, 2013 (Unaudited)

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage. During the period, the Fund experienced modest declines from the use of derivatives in swaps.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top Ten Holdings (% Net Assets)

U.S. Treasury Bill, 0.040%, Due 10/17/2013		5.6
U.S. Treasury Bond, 2.00%, Due 2/15/2023		3.2
Fannie Mae Pool, 3.00%, Due 12/1/2099		3.1
U.S. Treasury Bill, 0.010%, Due 3/6/2014		2.4
U.S. Treasury Bill, 0.01%, Due 11/14/2013		1.9
Government National Mortgage Association, 1.013%, Due 7/20/2062		1.8
U.S. Treasury, 1.750%, Due 5/15/2023		1.8
Italy Government Bond, 5.000%, Due 8/1/2039		1.7
U.S. Treasury, 0.625%, Due 2/15/2043		1.7
U.S. Treasury, 2.875%, Due 5/15/2043		1.6

Total Fund Holdings	427

Sector Allocation (% Investments)

Sovereign	19.8
U.S. Treasury	19.7
Finance	16.0
Short-Term Investments	13.5
Other Investment Companies	10.6
Mortgage Backed Obligations	9.5
Manufacturing	4.3
Service	2.7
Energy	1.2
Consumer	1.0
Asset-Backed Obligations	0.6
Telecommunications	0.5
Utilities	0.4
Agency	0.2
Transportation	0.0

4

American Beacon Flexible Bond Fund SM Fund Expenses
August 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period* 3/1/13-8/31/13
Institutional Class
Actual	$1,000.00	$971.05	$4.47
Hypothetical **	$1,000.00	$1,020.67	$4.58
Y Class
Actual	$1,000.00	$970.65	$4.92
Hypothetical **	$1,000.00	$1,020.21	$5.04
Investor Class
Actual	$1,000.00	$969.26	$6.30
Hypothetical **	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$968.68	$6.90
Hypothetical **	$1,000.00	$1,018.20	$7.07
C Class
Actual	$1,000.00	$965.59	$10.60
Hypothetical **	$1,000.00	$1,014.42	$10.87

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.39% and 2.14% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Flexible Bond Fund SM Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Flexible Bond Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Flexible Bond Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2013

6

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 0.15%
FINANCE - 0.14%
Banks - 0.14%
Lloyds Banking Group PLC,
Due 12/31/2049A B	300,000	$254
Due 12/31/2049A B	140,000	127

Total Finance		381

MANUFACTURING - 0.01%
Metals/Mining - 0.01%
ArcelorMittal	1,900	39

Total Preferred Stock (Cost $430)		420

	Par Amount M
	(000’s)
DOMESTIC CONVERTIBLE OBLIGATIONS - 1.25%
Consumer - 0.03%
Olam International Ltd., 6.00%, Due 10/15/2016	$100	95

Energy - 0.10%
Lukoil International Finance BV, 2.625%, Due 6/16/2015	100	109
Seadrill Ltd., 3.375%, Due 10/27/2017	100	162

		271

Finance - 0.24%
BES Finance Ltd., 3.50%, Due 12/6/2015	200	200
Hong Kong Exchanges, 0.50%, Due 10/23/2017	200	210
Noble Group Ltd., 0.01%, Due 6/13/2014	100	147
WellPoint, Inc., 2.75%, Due 10/15/2042B	90	115

		672

Manufacturing - 0.64%
DR Horton, Inc., 2.00%, Due 5/15/2014	250	354
Electronic Arts, Inc., 0.75%, Due 7/15/2016	81	90
EMC Corp., 1.75%, Due 12/1/2013	200	321
Ford Motor Co., 4.25%, Due 11/15/2016	40	76
Glencore Finance Europe S.A., 5.00%, Due 12/31/2014	100	113
Goldcorp, Inc., 2.00%, Due 8/1/2014	13	13
Intel Corp., 3.25%, Due 8/1/2039	200	240
Lam Research Corp., 0.50%, Due 5/15/2016	30	33
Siemens AG, 1.05%, Due 8/16/2017	500	524

		1,764

Service - 0.20%
Hologic, Inc., 2.00%, Due 12/15/2037C	57	65
Newford Capital Ltd., 0.01%, Due 5/12/2016	100	101
priceline.com, Inc., 1.00%, Due 3/15/2018	140	173
Shire PLC, 2.75%, Due 5/9/2014	200	236

		575

Telecommunications - 0.04%
Billion Express Investment Ltd, 0.75%, Due 10/18/2015	100	103

Transportation - 0.00%
Ship Finance International Ltd., 3.25%, Due 2/1/2018	8	8

Total Domestic Convertible Obligations (Cost $3,355)		3,488

DOMESTIC OBLIGATIONS - 22.22%
Consumer - 0.64%
BAT International Finance PLC, 1.125%, Due 3/29/2016	300	299
BRF - Brasil Foods S.A., 5.875%, Due 6/6/2022B	200	199
Constellation Brands, Inc., 3.75%, Due 5/1/2021	240	222
Grupo Famsa SAB de CV, 7.25%, Due 6/1/2020B	140	137
HJ Heinz Co., 1.00%, Due 6/5/2020O	200	201

See accompanying notes
7

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
Land O’Lakes Capital Trust I, 7.45%, Due 3/15/2028B	$100	$98
Marfrig Holding Europe BV, 9.875%, Due 7/24/2017	200	199
Reynolds Group Issuer Inc.,
7.125%, Due 4/15/2019	100	106
7.875%, Due 8/15/2019	100	110
SABMiller Holdings, Inc., 0.955%, Due 8/1/2018B C	200	200

		1,771

Energy - 1.07%
Continental Resources, Inc., 4.50%, Due 4/15/2023	300	295
Indian Oil Corp Ltd., 5.75%, Due 8/1/2023	500	460
ION Geophysical Corp., 8.125%, Due 5/15/2018B	75	71
Millennium Offshore Services Superholdings LLC, 9.50%, Due 2/15/2018D	200	204
Plains Exploration & Production Co.,
6.50%, Due 11/15/2020	80	85
6.875%, Due 2/15/2023	135	144
Reliance Holdings USA, Inc., 4.50%, Due 10/19/2020	250	237
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, Due 5/17/2017	200	202
3.90%, Due 5/17/2022	200	194
SK Innovation Co. Ltd., 3.625%, Due 8/14/2018	200	202
Total Capital International S.A., 0.835%, Due 8/10/2018C	600	601
Total Capital S.A., 2.125%, Due 8/10/2018	300	299

		2,994

Finance - 13.75%
African Export Import BA, 5.75%, Due 7/27/2016	347	362
Agile Property Holdings Ltd., 8.875%, Due 4/28/2017	300	314
Alexandria Real Estate Equities, Inc., 4.60%, Due 4/1/2022E	50	50
Ally Financial, Inc.,
4.50%, Due 2/11/2014	380	383
6.75%, Due 12/1/2014	100	105
4.625%, Due 6/26/2015	1,100	1,138
American Express Credit Corp., 0.774%, Due 7/29/2016	425	426
American International Group, Inc., 8.25%, Due 8/15/2018	235	291
Asian Development Bank, 2.75%, Due 5/21/2014	500	509
Banco do Brasil S.A. Cayman, 4.50%, Due 1/22/2015B	250	259
Banco Santander Brasil SA/Brazil, 4.25%, Due 1/14/2016B	400	408
Bank of America Corp.,
6.50%, Due 8/1/2016	285	321
0.594%, Due 8/15/2016	890	859
5.75%, Due 12/1/2017	60	67
5.65%, Due 5/1/2018	700	780
7.625%, Due 6/1/2019	100	120
Bank of America NA, 5.30%, Due 3/15/2017	250	273
Bank of India, 3.625%, Due 9/21/2018	200	183
Bank Rakyat Indonesia, 2.95%, Due 3/28/2018	200	178
Barclays Bank PLC,
5.015%, Due 11/12/2013	625	628
5.20%, Due 7/10/2014	450	467
Bear Stearns Cos. LLC, 0.653%, Due 11/21/2016D	800	790
Bestgain Real Estate Ltd., 2.625%, Due 3/13/2018	200	184
BNP Paribas S.A.,
1.169%, Due 1/10/2014C	250	251
2.70%, Due 8/20/2018	500	498
Capital One Financial Corp., 7.375%, Due 5/23/2014	780	817
CBRE Services, Inc., 5.00%, Due 3/15/2023	155	144
Cie de Financement Foncier, 2.25%, Due 3/7/2014B	200	202
CIT Group, Inc.,
5.25%, Due 4/1/2014B	1,000	1,019
4.75%, Due 2/15/2015B	100	103
5.00%, Due 5/15/2017	100	104
Citigroup, Inc.,
6.375%, Due 8/12/2014	560	590
5.00%, Due 9/15/2014	829	861

See accompanying notes
8

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
5.50%, Due 10/15/2014	$925	$971
1.25%, Due 1/15/2016	100	99
6.125%, Due 5/15/2018	760	872
Country Garden Holdings Co., 10.50%, Due 8/11/2015	100	111
Country Garden Holdings Co. Ltd, 11.25%, Due 4/22/2017	200	218
Danske Bank A/S, 1.318%, Due 4/14/2014B C	200	201
Deutsche Bank AG, 4.296%, Due 5/24/2028	300	269
Development Bank of Kaza, 5.50%, Due 12/20/2015	200	210
Dexia Credit Local S.A., 2.75%, Due 4/29/2014	250	253
DuPont Fabros Technology LP, 8.50%, Due 12/15/2017F	375	395
European Investment Bank, 1.25%, Due 9/17/2013	395	395
Export-Import Bank of Korea, 5.00%, Due 4/11/2022	200	214
Fifth Third Bancorp, 0.692%, Due 12/20/2016C	435	429
General Electric Capital Corp., 2.15%, Due 1/9/2015	390	398
Goldman Sachs Capital II, 4.00%, Due 12/31/2049C	155	116
Goldman Sachs Group, Inc.,
0.666%, Due 7/22/2015C	440	437
7.50%, Due 2/15/2019	332	396
HBOS PLC, 0.983%, Due 9/6/2017	365	342
Hospitality Properties Trust, 5.00%, Due 8/15/2022E	40	40
HSBC Bank PLC,
0.904%, Due 5/15/2018	800	802
1.50%, Due 5/15/2018B	200	192
ING Bank N.V.,
1.586%, Due 10/18/2013B G	180	180
1.674%, Due 6/9/2014B G	515	519
1.375%, Due 3/7/2016B	1,000	992
0.973%, Due 7/3/2017G	385	370
International Lease Finance Corp.,
5.65%, Due 6/1/2014	385	395
6.50%, Due 9/1/2014B	100	104
4.875%, Due 4/1/2015	100	103
6.75%, Due 9/1/2016B	600	655
Jones Lang LaSalle, Inc., 4.40%, Due 11/15/2022	30	29
JPMorgan Chase & Co.,
0.715%, Due 4/23/2015	440	440
4.40%, Due 7/22/2020	10	10
KazAgro National Management Holding JSC, 4.625%, Due 5/24/2023B	200	175
Kookmin Bank, 7.25%, Due 5/14/2014	500	521
Korea Exchange Bank, 2.00%, Due 4/2/2018	200	191
Longfor Properties Co. Ltd, 9.50%, Due 4/7/2016	200	215
Merrill Lynch & Co., Inc., 5.45%, Due 7/15/2014	765	796
Mizuho Bank Ltd., 1.85%, Due 3/21/2018	200	194
Morgan Stanley,
4.75%, Due 4/1/2014	1,448	1,477
1.512%, Due 2/25/2016C	250	251
1.75%, Due 2/25/2016	250	250
0.716%, Due 10/18/2016C	600	586
4.75%, Due 3/22/2017	130	139
7.30%, Due 5/13/2019	300	355
MPT Operating Partnership LP, 6.875%, Due 5/1/2021F	200	211
National Australia Bank Ltd.,
1.60%, Due 8/7/2015	250	254
0.816%, Due 7/25/2016	625	626
Nationwide Building Society, 4.65%, Due 2/25/2015B	500	522
RBS Capital Trust IV, 1.076%, Due 12/31/2049C	70	52
Royal Bank of Scotland Group PLC,
2.55%, Due 9/18/2015	850	867
7.648%, Due 12/31/2049	80	78
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022G	300	340
Russian Standard Bank, 9.25%, Due 7/11/2017	200	212
Santander US Debt S.A. Unipersonal, 3.724%, Due 1/20/2015B	700	709
Santander US Debt SAU, 2.991%, Due 10/7/2013	500	501

See accompanying notes
9

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
Shimao Property Holdings Ltd., 9.65%, Due 8/3/2017	$200	$216
SLM Corp.,
5.00%, Due 10/1/2013	265	266
5.00%, Due 4/15/2015	600	617
6.25%, Due 1/25/2016	100	107
6.00%, Due 1/25/2017	200	212
Springleaf Finance Corp., 5.75%, Due 9/15/2016	100	102
Standard Bank PLC, 8.125%, Due 12/2/2019H	100	110
Standard Chartered PLC,
5.50%, Due 11/18/2014B	300	316
3.85%, Due 4/27/2015B	576	600
State Bank of India, 3.25%, Due 4/18/2018	200	185
Swire Properties MTN Financing Ltd., 4.375%, Due 6/18/2022	200	199
Temasek Financial I Ltd., 3.375%, Due 7/23/2042	250	199
Tenedora Nemak S.A. de CV, 5.50%, Due 2/28/2023	200	187
UBS AG, 5.875%, Due 12/20/2017	175	201
Wachovia Corp., 0.605%, Due 10/28/2015C	425	422
Yuexiu Property Co. Ltd., 3.25%, Due 1/24/2018	200	184

		38,486

Manufacturing - 3.24%
American Axle & Manufacturing Holdings, Inc., 9.25%, Due 1/15/2017B	44	47
American Tower Corp., 3.40%, Due 2/15/2019	200	201
Apple, Inc.,
0.516%, Due 5/3/2018	320	320
2.40%, Due 5/3/2023	190	172
ArcelorMittal,
9.50%, Due 2/15/2015	190	209
4.25%, Due 8/5/2015	210	216
Barminco Finance Property Ltd., 9.00%, Due 6/1/2018B	100	88
Case New Holland, Inc., 7.75%, Due 9/1/2013	355	355
Citic Pacific Limited, 6.375%, Due 4/10/2020	200	181
Dell, Inc.,
1.00%, Due 2/28/2014	100	100
1.00%, Due 2/5/2021	100	100
Evraz Group S.A., 6.50%, Due 4/22/2020	200	180
Fidelity National Information Services, Inc.,
5.00%, Due 3/15/2022	150	154
3.50%, Due 4/15/2023	125	113
Ford Motor Credit Co. LLC,
7.00%, Due 10/1/2013D	965	969
8.00%, Due 6/1/2014D	1,025	1,074
8.70%, Due 10/1/2014D	730	786
2.75%, Due 5/15/2015D	200	203
1.516%, Due 5/9/2016D	425	426
5.00%, Due 5/15/2018D	200	215
Freeport-McMoRan Copper & Gold, Inc.,
3.10%, Due 3/15/2020B	85	77
3.875%, Due 3/15/2023B	40	36
Georgia-Pacific LLC, 3.734%, Due 7/15/2023B D	100	97
Glencore Funding, LLC, 1.422%, Due 5/27/2016D	700	684
Heathrow Funding Ltd., 2.50%, Due 6/25/2017B	200	202
Hewlett-Packard Co., 4.65%, Due 12/9/2021	80	78
Lear Corp., 4.75%, Due 1/15/2023B	90	84
Metalsa S.A. de CV, 4.90%, Due 4/24/2023B	150	139
Metinvest BV, 10.25%, Due 5/20/2015B	100	104
Mohawk Industries, Inc., 3.85%, Due 2/1/2023	92	87
Montell Finance Co., 8.10%, Due 3/15/2027B	150	190
Nitrogenmuvek Zrt, 7.875%, Due 5/21/2020B	200	184
Oracle Corp.,
0.848%, Due 1/15/2019	100	101
3.625%, Due 7/15/2023	200	198
PTT Global Chemical PCL, 4.25%, Due 9/19/2022	200	187
Rio Tinto Finance USA PLC, 0.823%, Due 6/19/2015	200	200

See accompanying notes
10

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
Rock Tenn Co.,
3.50%, Due 3/1/2020	$20	$19
4.00%, Due 3/1/2023	20	19
Schaeffler Finance BV, 4.75%, Due 5/15/2021B	200	188
Vale S.A., 5.625%, Due 9/11/2042	100	84

		9,067

Service - 2.00%
ADT Corp., 2.25%, Due 7/15/2017	1,005	945
Boston Scientific Corp., 2.65%, Due 10/1/2018	200	198
CBS Corp., 3.375%, Due 3/1/2022	330	311
DIRECTV Holdings LLC, 3.80%, Due 3/15/2022D	115	107
DISH DBS Corp., 7.75%, Due 5/31/2015	800	868
Endo Health Solutions, Inc., 7.25%, Due 1/15/2022	100	102
FTI Consulting, Inc.,
6.75%, Due 10/1/2020	190	201
6.00%, Due 11/15/2022	30	30
HCA, Inc.,
8.50%, Due 4/15/2019	300	324
6.50%, Due 2/15/2020	800	859
Host Hotels & Resorts LP, 3.75%, Due 10/15/2023E F	200	183
Lamar Media Corp., 9.75%, Due 4/1/2014	455	474
Marriott International, Inc.,
3.00%, Due 3/1/2019	75	75
3.25%, Due 9/15/2022	30	28
Sirius XM Radio, Inc., 4.25%, Due 5/15/2020B	210	192
Stonemor Partners LP, 7.875%, Due 6/1/2021B F	50	50
Tenet Healthcare Corp.,
4.50%, Due 4/1/2021B	105	97
4.375%, Due 10/1/2021B	105	95
Valeant Pharmaceuticals International, 7.00%, Due 10/1/2020B	115	121
Wyndham Worldwide Corp.,
2.50%, Due 3/1/2018	100	98
4.25%, Due 3/1/2022	50	49
Wynn Las Vegas LLC, 4.25%, Due 5/30/2023B F	210	188

		5,595

Sovereign - 0.80%
Dubai DOF Sukuk Ltd., 4.90%, Due 5/2/2017	750	784
Eksportfinans ASA,
3.00%, Due 11/17/2014	50	50
2.375%, Due 5/25/2016	100	96
5.50%, Due 5/25/2016	100	104
Financing of Infrastructural Project, 9.00%, Due 12/7/2017	200	184
Hungary Government International Bond, 5.375%, Due 2/21/2023	100	94
KommunalBanken AS, 1.375%, Due 6/8/2017	200	200
Korea Housing Finance Corp., 1.625%, Due 9/15/2018	350	325
Republic of Namibia, 5.50%, Due 11/3/2021	200	201
Republic of Portugal, 3.50%, Due 3/25/2015B	200	196

		2,234

Telecommunications - 0.40%
BellSouth Corp., 4.117%, Due 4/26/2021B	520	530
British Telecommunications PLC, 1.397%, Due 12/20/2013G	200	201
MetroPCS Wireless, Inc., 6.25%, Due 4/1/2021B	140	140
Softbank Corp., 4.50%, Due 4/15/2020B	200	189
Sprint Nextel Corp., 7.00%, Due 8/15/2020	61	63

		1,123

Utilities - 0.33%
Dewa Sukuk 2013 Ltd., 3.00%, Due 3/5/2018	200	196
Meiya Power Co. Ltd., 4.00%, Due 8/19/2018	200	197
Saudi Electricity Global, 5.06%, Due 4/8/2043	200	170
SP PowerAssets Ltd., 2.70%, Due 9/14/2022	200	183
Star Energy Geothermal Wayang Windu Ltd., 6.125%, Due 3/27/2020	200	180

		926

Total Domestic Obligations (Cost $62,994)		62,196

See accompanying notes
11

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

		Par AmountM	Fair Value
		(000’s)	(000’s)
FOREIGN CONVERTIBLE OBLIGATIONS - 1.12%
Energy - 0.10%
Eni S.p.A., 0.25%, Due 11/30/2015	EUR	$200	$278

Finance - 0.40%
Aabar Investments PJSC, 4.00%, Due 5/27/2016	EUR	200	290
Derwent Cap Jersey Ltd., 2.75%, Due 7/15/2016	GBP	100	183
Deutsche Bank AG/London, 0.01%, Due 3/19/2014	JPY	20,000	227
Standard Chartered Bank, 0.01%, Due 5/6/2015L	KRW	221,840	214
Temasek Financial III Private Ltd., 0.01%, Due 10/24/2014	SGD	250	203

			1,117

Manufacturing - 0.48%
Camfin SpA, 5.625%, Due 10/26/2017	EUR	100	151
Cap Gemini Sogeti, 3.50%, Due 1/1/2014N	EUR	390	216
Faurecia, 3.25%, Due 1/1/2018N	EUR	800	255
Salzgitter Finance B.V., 2.00%, Due 11/8/2017	EUR	100	151
Volkswagen International Finance NV, 5.50%, Due 11/9/2015	EUR	400	581

			1,354

Service - 0.12%
Aeon Co. Ltd., 0.30%, Due 11/22/2013	JPY	1,000	15
China Water Affairs Group, 2.50%, Due 4/15/2015	HKD	100	15
MNV ZRT, 4.40%, Due 9/25/2014	EUR	100	134
UCB S.A., 4.50%, Due 10/22/2015	EUR	100	164

			328

Transportation - 0.02%
Air France KLM Company, 2.03%, Due 2/15/2023	EUR	440	55

Total Foreign Convertible Obligations (Cost $3,279)			3,132

FOREIGN OBLIGATIONS - 22.44%
Consumer - 0.34%
Carlsberg Breweries A/S, 7.25%, Due 11/28/2016	GBP	300	542
Heineken N.V., 7.25%, Due 3/10/2015	GBP	250	421

			963

Energy - 0.01%
Establis Maurel ET, 7.125%, Due 7/31/2014	EUR	151	34

Finance - 1.77%
AG Spring Finance II Ltd., 9.50%, Due 6/1/2019	EUR	100	131
AIB Mortgage Bank, 2.625%, Due 7/28/2017	EUR	100	134
Asian Development Bank, 2.00%, Due 8/29/2017	NOR	400	65
Barclays Bank PLC, 4.875%, Due 12/31/2049	EUR	190	202
Deutsche Bank Cap FD Trust, 5.33%, Due 12/31/2049	EUR	175	212
European Investment Bank, 6.00%, Due 12/7/2028	GBP	150	292
Goldman Sachs Group, Inc., 2.625%, Due 8/19/2020	EUR	150	197
Henderson UK Finance PLC, 7.25%, Due 3/24/2016	GBP	100	164
Hypo Aple Adria International AG, 2.375%, Due 12/13/2022	EUR	100	128
JP Morgan Chase Bank NA, 0.888%, Due 5/31/2017G	EUR	800	1,033
Lloyds Banking Group PLC, 5.008%, Due 10/1/2014G	AUS	100	90
Morgan Stanley, 7.60%, Due 8/8/2017	NZD	430	352
Nordic Investment Bank, 2.125%, Due 8/9/2017	NOR	400	65
Realkredit Danmark, 2.00%, Due 4/1/2016	DKK	500	91
Royal Bank of Scotland Group PLC, 5.50%, Due 12/31/2049	EUR	145	145
Royal Bank of Scotland PLC,
3.36%, Due 2/17/2017	AUS	500	382
6.934%, Due 4/9/2018	EUR	100	141
Santander International, 3.16%, Due 12/1/2015	GBP	200	310
Societe Generale NA, Inc., 4.21%, Due 10/20/2014G	AUS	250	224
Tesco Property Finance 3 PLC, 5.744%, Due 4/13/2040	GBP	50	82
Tesco Property Finance 4 PLC, 5.801%, Due 10/13/2040	GBP	199	329
Tesco Property Finance 5 PLC, 5.661%, Due 10/13/2041	GBP	99	162

			4,931

See accompanying notes
12

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

		Par AmountM	Fair Value
		(000’s)	(000’s)
Manufacturing - 0.10%
Heathrow Finance PLC, 7.125%, Due 3/1/2017	GBP	$70	$117
Jaguar Land Rover PLC, 8.125%, Due 5/15/2018	GBP	100	168

			285

Service - 0.47%
La Finac Atalian S.A., 7.25%, Due 1/15/2020	EUR	100	129
Nara Cable Funding II Ltd., 8.50%, Due 3/1/2020	EUR	100	143
Next PLC, 5.875%, Due 10/12/2016	GBP	450	778
WPP PLC, 6.00%, Due 4/4/2017	GBP	150	263

			1,313

Sovereign - 19.61%
Brazil Government Bond,
0.01%, Due 1/1/2017N	BRL	8,000	2,308
10.00%, Due 1/1/2017N	BRL	2,500	1,016
10.00%, Due 1/1/2021N	BRL	4,405	1,707
6.00%, Due 8/15/2022N	BRL	100	996
0.000%, Due 1/1/2023N	BRL	8,800	3,353
Chile Government Bond,
3.00%, Due 1/1/2017J	CLP	218,868	441
3.00%, Due 7/1/2017J	CLP	184,310	373
Czechoslovakia Government Bond, 4.00%, Due 4/11/2017	CZK	3,200	181
Hungary Government Bond,
5.50%, Due 2/12/2016	HUF	770,000	3,425
7.50%, Due 11/12/2020	HUF	30,000	140
Italy Government Bond,
2.35%, Due 9/15/2035	EUR	949	1,081
5.00%, Due 8/1/2039	EUR	3,600	4,774
Korea Treasury Bond,
3.00%, Due 12/10/2013	KRW	352,000	317
5.75%, Due 9/10/2018	KRW	3,100,000	3,117
Mexico Government Bond,
6.50%, Due 6/10/202N	MXN	5,000	383
8.00%, Due 12/7/2023N	MXN	2,500	210
10.00%, Due 12/5/2024N	MXN	4,500	434
8.50%, Due 5/31/2029N	MXN	49,000	4,199
8.50%, Due 11/18/2038N	MXN	45,700	3,826
7.75%, Due 11/13/2042N	MXN	52,800	4,063
New Zealand Government Bond, 6.00%, Due 5/15/2021	NZD	3,100	2,647
Poland Government Bond, 5.25%, Due 10/25/2020	PLN	11,105	3,655
Portugal Government Bond,
4.375%, Due 6/16/2014	EUR	100	133
3.85%, Due 4/15/2021	EUR	260	287
4.95%, Due 10/25/2023	EUR	1,675	1,933
Republic of Ireland Treasury,
4.50%, Due 4/18/2020	EUR	1,165	1,597
5.40%, Due 3/13/2025	EUR	100	142
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	16,133	1,463
6.50%, Due 2/28/2041	ZAR	25,210	1,775
Turkey Government Bond, 9.00%, Due 3/5/2014	TRY	4,330	2,126
UK Treasury Bond, 2.25%, Due 3/7/2014	GBP	1,765	2,762

			54,864

Telecommunications - 0.10%
Altice Financing S.A., 8.00%, Due 12/15/2019	EUR	200	280

Utilities - 0.05%
Tokyo Electric Power Co. Inc, 4.50%, Due 3/24/2014	EUR	100	132

Total Foreign Obligations (Cost $66,463)			62,802

See accompanying notes
13

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
ASSET-BACKED OBLIGATIONS - 0.64%
2013-2 Aviation Loan Trust, 2.383%, Due 12/15/2022, B H	$97	$90
Apidos CDO, 0.524%, Due 7/27/2017, 2005 1X A1	161	159
Argent Securities Trust 2006-W4, 0.454%, Due 5/25/2036,	2,242	840
Continental Airlines 2012-2 Class A Pass Thru Certificates, 4.00%, Due 4/29/2026,	100	98
KGS Alpha SBA, 0.745%, Due 8/25/2038, COOF 8/37 1H	5,000	221
US Airways 2013-1 Class A Pass Through Trust, 3.95%, Due 5/15/2027,	400	372

Total Asset-Backed Obligations (Cost $1,820)		1,780

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.65%
Adjustable Rate Mortgage Trust, 2.871%, Due 9/25/2035, 2005 5 2A1	93	80
American Home Mortgage Investment Trust,
2.191%, Due 10/25/2034, 2004 3 5AC	74	72
1.897%, Due 9/25/2045, 2005 2 4A1C	10	9
Banc of America Alternative Loan Trust, 0.584%, Due 5/25/2035, 2005 4 CB6C	84	59
Banc of America Large Loan Trust, 2.484%, Due 11/15/2015, 2010 HLTNB C	798	799
Banc of America Mortgage Securities, Inc., 3.438%, Due 7/20/2032, 2002 G1A3C	23	22
Bear Stearns Adjustable Rate Mortgage Trust,
2.733%, Due 11/25/2030, 2000 2 A1	51	50
2.600%, Due 8/25/2033, 2003 5 2A1C	119	119
2.856%, Due 8/25/2033, 2003 5 1A1C	57	55
2.875%, Due 4/25/2034, 2004 1 22A1C	54	51
3.514%, Due 11/25/2034, 2004 9 22A1C	29	29
2.47%, Due 10/25/2035, 2005 9 A1C	70	67
Bear Stearns Alt-A Trust,
2.72%, Due 9/25/2034, 2004 9 2A1C	200	172
2.841%, Due 11/25/2036, 2006 6 32A1	133	87
Carrington Mortgage Loan Trust, 0.444%, Due 2/25/2037, 2007 FRE1 AC3C	500	283
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	197
2.701%, Due 2/25/2037, 2007 A1 7A1	433	431
2.875%, Due 2/25/2037, 2007 A1 1A5	56	55
4.623%, Due 3/25/2037, 2007 A1 12M3C	353	284
Citigroup Mortgage Loan Trust, Inc.,
2.624%, Due 8/25/2035, 2005 3 2A2A	60	58
1.94%, Due 9/25/2035, 2005 6 A3C	55	54
0.554%, Due 1/25/2036, 2006 WFH1 M2	100	81
Countrywide Alternative Loan Trust,
0.634%, Due 8/25/2033, 2003 15T2 A2C	8	8
5.50%, Due 10/25/2033, 2003 20CB 1A4	172	179
6.00%, Due 10/25/2033, 2003 J2 A1	28	29
0.464%, Due 2/25/2037, 2005 81 A1C	20	14
0.394%, Due 7/20/2046, 2006 OA9 2A1AC	15	8
0.374%, Due 9/25/2046, 2006 OA11 A1BC	21	13
Countrywide Asset-Backed Certificates Trust,
0.364%, Due 6/25/2036, 2006 3 2A2	50	47
0.344%, Due 3/25/2037, 2006 18 2A2	464	398
Countrywide Home Loan Mortgage Pass Through Trust,
2.760%, Due 6/25/2033, 2003 27 A1C	59	54
0.944%, Due 9/25/2034, 2004 16 1A4AC	55	50
0.474%, Due 4/25/2035, 2005 3 2A1C	240	184
0.414%, Due 5/25/2035, 2005 9 1A3C	166	133
Credit Suisse First Boston Mortgage Securities Corp., 2.622%, Due 9/25/2034, 2004 AR8 2A1	48	48
First Horizon Asset Securities, Inc., 2.545%, Due 2/25/2034, 2004 AR1 2A1C	75	74
Fremont Home Loan Trust, 0.354%, Due 2/25/2036, 2006 2 2A3C	395	287
GSAMP Trust 2007-FM1, 0.304%, Due 12/25/2036,	1,798	868
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	4	4
2.300%, Due 6/25/2034, 2004 7 3A1	50	49
5.070%, Due 11/25/2035, 2005 AR7 6A1C	55	53
JP Morgan Alternative Loan Trust, 5.615%, Due 5/26/2037, 2008 R3 3A1B	319	253
LB-UBS Commercial Mortgage Trust, 0.464%, Due 9/15/2045, 2007 C7 XW	1,456	15
Morgan Stanley ABS Capital I Inc. Trust,

See accompanying notes
14

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
0.234%, Due 7/25/2036, 2006 A2FPC	$86	$29
0.334%, Due 11/25/2036, 2007 HE1 A2CC	595	324
Morgan Stanley Mortgage Loan Trust, 2.273%, Due 6/25/2036, 2006 8AR 5A4C	32	29
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2	12	8
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2B	132	142
Oakwood Mortgage Investors, Inc., 6.61%, Due 2/15/2021, 2001 C A3	333	167
Prime Mortgage Trust, 0.684%, Due 2/25/2035, 2006 CL1 A1C	120	109
Residential Accredit Loans, Inc., 0.284%, Due 5/25/2037, 2007 QA3 A1C	383	267
Residential Asset Securities Corp.Trust,
0.764%, Due 7/25/2033, RASC 2003 KS5 AIIBC	9	7
0.584%, Due 12/25/2035,CRASC Series 2005-KS11C	900	778
0.624%, Due 1/25/2036, RASC 2005 KS12 M1C	175	151
Residential Asset Securitization Trust, 2.659%, Due 12/25/2034, 2004 IP2 4A	109	106
Structured Adjustable Rate Mortgage Loan Trust,
2.550%, Due 5/25/2034, 2004 5 3A2	81	79
2.508%, Due 7/25/2034, 2004 8 3AC	78	76
Structured Asset Mortgage Investments, Inc., 0.414%, Due 5/25/2045, 2005 AR2 2A1C	113	89
Structured Asset Securities Corp., 5.50%, Due 5/25/2035, 2005 6 2A14	158	162
WaMu Mortgage Pass Through Certificates,
2.090%, Due 2/25/2033, 2003 AR1 2AC	4	4
2.497%, Due 3/25/2035, 2005 AR3 A1	56	54
5.50%, Due 11/25/2035, 2005 9 2A2	369	322
0.344%, Due 2/25/2037, 2007 HY1 A2AC	374	246
2.551%, Due 3/25/2037, 2007 HY3 4A1C	228	209
1.898%, Due 12/19/2039, 2001 AR5 1A	112	110
0.414%, Due 4/25/2045, 2005 AR6 2A1AC	167	151
0.504%, Due 7/25/2045, 2005 AR9 A1AC	99	91
0.474%, Due 10/25/2045, 2005 AR13 A1A1	394	354
0.454%, Due 12/25/2045, 2005 AR17 A1A1C	168	150
Wells Fargo Mortgage Backed Securities Trust, 2.646%, Due 3/25/2035, 2005 AR3 2A1C	116	116

Total Non-Agency Mortgage-Backed Obligations (Cost $9,927)		10,212

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.16%
Federal National Mortgage Association - 3.30%
0.384%, Due 10/27/2037, 2007 114 A6	600	600
6.00%, Due 2/25/2044, 2004 T3 CL 1A1	17	19
3.00%, Due 12/1/2099, I	9,000	8,609

		9,228

Government National Mortgage Association - 2.86%
0.85%, Due 10/20/2061, 2011 H21 FTC	1,951	1,951
0.895%, Due 10/20/2061, 2011 H23 FAC	900	903
1.013%, Due 7/20/2062, 2012 H20 PT	5,158	5,156

		8,010

Total U.S. Agency Mortgage-Backed Obligations (Cost $17,207)		17,238

U.S. AGENCY OBLIGATIONS - 0.21%
Federal Home Loan Bank Discount Notes,
0.085%, Due 9/13/2013	100	100
0.045%, Due 10/2/2013	300	300
Freddie Mac Discount Notes, 0.08%, Due 9/16/2013	200	200

Total U.S. Agency Obligations (Cost $600)		600

U.S. TREASURY OBLIGATIONS - 20.25%
0.75%, Due 9/15/2013	2,100	2,100
0.125%, Due 9/30/2013	2,200	2,200
0.50%, Due 10/15/2013K	1,700	1,701
2.75%, Due 10/31/2013K	2,400	2,410
0.50%, Due 11/15/2013	2,200	2,202
0.25%, Due 11/30/2013	2,000	2,001
2.00%, Due 11/30/2013K	3,000	3,014
1.50%, Due 12/31/2013	2,000	2,009

See accompanying notes
15

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

	Par AmountM	Fair Value
	(000’s)	(000’s)
0.25%, Due 1/31/2014	$1,200	$1,201
1.75%, Due 1/31/2014K	2,400	2,416
1.25%, Due 2/15/2014	3,000	3,016
1.875%, Due 4/30/2014K	2,400	2,428
2.00%, Due 7/15/2014 J	372	382
1.625%, Due 1/15/2015 J	122	127
2.00%, Due 11/15/2021	700	674
1.625%, Due 8/15/2022K	200	184
1.625%, Due 11/15/2022K	1,300	1,187
2.00%, Due 2/15/2023	9,550	8,981
1.75%, Due 5/15/2023	5,600	5,121
2.375%, Due 1/15/2025 J	1,152	1,350
2.00%, Due 1/15/2026 J	59	67
2.375%, Due 1/15/2027 J	787	930
1.75%, Due 1/15/2028 J	446	490
2.50%, Due 1/15/2029 J	163	197
3.875%, Due 4/15/2029 J	480	676
4.375%, Due 5/15/2041	325	368
0.625%, Due 2/15/2043 J	5,789	4,661
2.875%, Due 5/15/2043	5,390	4,588

Total U.S. Treasury Obligations (Cost $58,783)		56,681

	Shares
SHORT-TERM INVESTMENTS - 25.01%
Other Investment Companies - 10.92%
JPMorgan U.S. Government Money Market Fund, Capital Class	30,573,320	30,573

	Par AmountM
	(000’s)
Certificates Of Deposit - 0.18%
Banco do Brasil S.A. , 0.01%, Due 3/27/2014	$500	497

Repurchase Agreements - 1.04%
BNP Paribas Securities, Corp., 0.07%, acquired on 8/30/2013, Due 9/3/2013Kat $2,900, (held at BNY Mellon, collateralized by a Government Obligation valued at $2,989, 6.00%, Due 1/1/2039) K	2,900	2,900

U.S. Treasury Bills - 12.87%
0.12%, Due 11/14/2013	5,355	5,355
0.10%, Due 3/6/2014	6,665	6,663
0.04%, Due 10/17/2013K	15,700	15,699
0.09%, Due 2/6/2014	2	2
0.04%, Due 10/10/2013	4,400	4,400
0.05%, Due 2/13/2014	3,600	3,599
0.07%, Due 2/27/2014	300	300

		36,019

Total Short-Term Investments (Cost 69,982)		69,989

TOTAL INVESTMENTS - 103.09% (Cost $294,840)		288,538
PURCHASED OPTIONS AND SWAPTIONS - 0.47% (Cost $1,276)		1,315
WRITTEN OPTIONS - (0.33%) (Premium $888)		(929)
LIABILITIES, NET OF OTHER ASSETS - (3.23%)		(9,021)

TOTAL NET ASSETS - 100.00%		$279,903

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,875 or 4.60% of net assets (in thousands). The Fund has no right to demand registration of these securities.

See accompanying notes
16

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2013

C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	Limited Liability Company.
E	REIT - Real Estate Investment Trust.
F	Limited Partnership.
G	Variable rate.
H	Valued at fair value pursuant to procedures approved by the Board of Trustees.
I	TBA - To be announced.
J	Inflation-Indexed Note.
K	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.
L

The security is an equity linked note with Samsung Electronics Company Ltd., as the single underlying asset. The movement in the price of Samsung Electronics Company Ltd., and the credit quality of Standard Chartered Bank will affect the market value of the bond.

M	In U.S. Dollars unless otherwise noted.
N	Par value represents units rather than shares.
O	Term Loan.

Futures Contracts Open on August 31, 2013:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
10-Year Government of Canada Bond December Futures	Short	2	December, 2013	$244,565	$(2,981)
3-Month Sterling September Futures	Long	5	September, 2016	948,271	630
90 Day Australian Bank Bill June Futures	Short	10	June, 2014	8,846,033	(1,409)
90 Day Eurodollar December Futures	Long	82	December, 2015	20,166,875	(56,533)
90 Day Eurodollar March Futures	Long	3	March, 2014	747,300	969
Euro Italian Government Bond December Futures	Short	5	December, 2013	728,730	396
Euro OAT December Futures	Short	11	December, 2013	1,899,483	(185)
Euro OAT September Futures	Short	118	September, 2013	20,608,634	378,067
German Euro Bobl September Futures	Short	18	September, 2013	2,975,265	9,516
German Euro Bund September Futures	Short	5	September, 2013	929,481	15,985
Long GILT December Futures	Short	20	December, 2013	3,390,744	(49,404)
U.S. 10-Year Deliverable IRS September Futures	Short	2	September, 2013	187,125	559
U.S. 30-Year Deliverable IRS September Futures	Long	3	September, 2013	259,219	25,929
U.S. 5-Year Deliverable IRS September Futures	Short	32	September, 2013	3,116,000	51,457
U.S. Treasury 10-Year Note December Futures	Long	4	December, 2013	497,125	1,557
U.S. Treasury 10-Year Note December Futures	Short	57	December, 2013	7,084,031	(22,711)
U.S. Treasury 30-Year Note December Futures	Short	9	December, 2013	1,187,156	(12,164)
U.S. Treasury 5-Year Note December Futures	Short	52	December, 2013	6,223,344	5,688
U.S. Treasury 5-Year Note December Futures	Short	102	December, 2013	12,207,328	(23,271)
U.S. Treasury Ultra Long December Futures	Short	2	December, 2013	283,750	(4,250)

				$92,530,459	$317,845

Centrally cleared swap agreements outstanding on August 31, 2013:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	3-Month AUD-BBSW	3.2500	9/11/2015	AUD	900,000	$258	$1,619	$1,877
Receive	6-Month EUR-LIBOR	0.6970	12/12/2015	EUR	800,500	—	1,086	1,086
Receive	6-Month JPY-LIBOR	0.5000	1/15/2016	JPY	1,680,000,000	(49,847)	(24,382)	(74,229)
Receive	6-Month GBP-LIBOR	1.2500	7/10/2016	GBP	1,703,000	—	7,928	7,928
Receive	6-Month GBP-LIBOR	1.3000	7/10/2016	GBP	1,139,500	—	4,438	4,438
Receive	6-Month GBP-LIBOR	1.3960	8/7/2016	GBP	3,287,000	—	10,835	10,835
Pay	6-Month JPY-LIBOR	0.3470	8/21/2016	JPY	152,959,000	—	189	189
Pay	6-Month JPY-LIBOR	0.3475	8/21/2016	JPY	166,070,500	—	222	222

See accompanying notes
17

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month JPY-LIBOR	0.3325	8/22/2016	JPY	166,138,500	$—	$(291)	$(291)
Receive	6-Month GBP-LIBOR	1.6365	8/27/2016	GBP	1,686,500	—	487	487
Pay	6-Month GBP-LIBOR	1.7300	7/6/2017	GBP	559,000	—	(3,237)	(3,237)
Pay	6-Month GBP-LIBOR	2.2370	8/8/2017	GBP	6,704,500	—	(13,189)	(13,189)
Pay	6-Month GBP-LIBOR	2.0500	8/20/2017	GBP	823,500	—	932	932
Pay	6-Month GBP-LIBOR	2.1600	8/23/2017	GBP	822,500	—	3,505	3,505
Pay	6-Month GBP-LIBOR	2.1600	8/24/2017	GBP	828,500	—	3,512	3,512
Pay	6-Month GBP-LIBOR	2.1900	8/24/2017	GBP	797,000	—	4,095	4,095
Pay	6-Month GBP-LIBOR	2.1375	8/24/2017	GBP	826,000	—	2,945	2,945
Pay	3-Month USD-LIBOR	2.2925	8/27/2017	USD	1,651,000	—	3,419	3,419
Pay	3-Month USD-LIBOR	2.3000	8/27/2017	USD	2,479,500	—	5,495	5,495
Pay	3-Month USD-LIBOR	2.2600	8/28/2017	USD	1,651,000	—	2,352	2,352
Pay	3-Month USD-LIBOR	2.3300	8/28/2017	USD	1,656,000	—	4,600	4,600
Pay	6-Month GBP-LIBOR	2.4300	8/30/2017	GBP	3,479,500	—	1,062	1,062
Pay	6-Month EUR-LIBOR	1.4150	12/14/2017	EUR	2,044,500	—	(18,983)	(18,983)
Pay	6-Month EUR-LIBOR	1.8700	6/24/2018	EUR	1,063,000	—	(5,073)	(5,073)
Pay	6-Month EUR-LIBOR	1.9400	6/25/2018	EUR	1,063,000	—	(3,222)	(3,222)
Pay	6-Month EUR-LIBOR	2.0700	6/27/2018	EUR	531,500	—	138	138
Pay	6-Month GBP-LIBOR	2.3338	7/11/2018	GBP	1,761,000	—	(14,160)	(14,160)
Pay	6-Month GBP-LIBOR	2.3650	7/11/2018	GBP	1,175,500	—	(8,374)	(8,374)
Pay	6-Month GBP-LIBOR	2.4611	8/8/2018	GBP	1,434,500	—	(8,101)	(8,101)
Pay	6-Month GBP-LIBOR	2.7325	8/15/2018	GBP	718,500	—	1,419	1,419
Pay	6-Month GBP-LIBOR	2.6660	8/15/2018	GBP	718,500	—	19	19
Pay	3-Month ILS-TELBOR	3.4950	8/19/2018	ILS	2,356,000	—	(6,002)	(6,002)
Pay	3-Month ILS-TELBOR	3.4600	8/19/2018	ILS	2,248,000	—	(6,112)	(6,112)
Receive	6-Month JPY-LIBOR	0.6510	8/21/2018	JPY	309,104,500	—	(2,961)	(2,961)
Receive	6-Month JPY-LIBOR	0.6475	8/21/2018	JPY	335,544,500	—	(2,972)	(2,972)
Receive	6-Month JPY-LIBOR	0.6200	8/22/2018	JPY	335,681,000	—	(1,053)	(1,053)
Pay	6-Month AUD-BBSW	3.5000	12/11/2018	AUD	2,600,000	8,410	(34,674)	(26,264)
Pay	6-Month EUR-LIBOR	1.2340	12/12/2018	EUR	319,500	—	(5,323)	(5,323)
Pay	6-Month EUR-LIBOR	1.4400	12/27/2018	EUR	428,000	—	(1,927)	(1,927)
Pay	3-Month ILS-TELBOR	2.8800	2/21/2019	ILS	733,000	—	(2,579)	(2,579)
Pay	3-Month ILS-LIBOR	2.8800	2/21/2019	ILS	988,000	—	(3,476)	(3,476)
Pay	6-Month EUR-LIBOR	2.2100	6/24/2019	EUR	1,083,500	—	(6,989)	(6,989)
Pay	6-Month EUR-LIBOR	2.2060	6/26/2019	EUR	576,000	—	(5,893)	(5,893)
Pay	6-Month EUR-LIBOR	2.2520	6/26/2019	EUR	1,154,000	—	(6,263)	(6,263)
Pay	6-Month EUR-LIBOR	2.4360	6/28/2019	EUR	1,162,500	—	20,949	20,949
Pay	3-Month ZAR-JIBAR	7.8700	7/2/2019	ZAR	1,071,500	—	(1,125)	(1,125)
Pay	3-Month ZAR-JIBAR	7.8600	7/2/2019	ZAR	1,071,500	—	(1,166)	(1,166)
Receive	6-Month GBP-LIBOR	3.0983	8/7/2019	GBP	2,096,000	—	(48,927)	(48,927)
Receive	6-Month GBP-LIBOR	3.2300	8/29/2019	GBP	1,089,000	—	(1,195)	(1,195)
Receive	6-Month EUR-LIBOR	2.1355	12/12/2019	EUR	1,585,000	—	18,878	18,878
Pay	6-Month JPY-LIBOR	1.2700	6/18/2020	JPY	57,241,500	—	2,784	2,784
Pay	6-Month JPY-LIBOR	1.2600	6/24/2020	JPY	51,108,500	—	2,319	2,319
Receive	6-Month EUR-LIBOR	2.4450	6/25/2020	EUR	1,104,000	—	8,589	8,589
Receive	6-Month EUR-LIBOR	2.5050	6/25/2020	EUR	1,104,000	—	6,970	6,970
Pay	6-Month JPY-LIBOR	1.2670	6/25/2020	JPY	216,590,500	—	10,143	10,143
Receive	6-Month EUR-LIBOR	2.6200	6/26/2020	EUR	556,000	—	1,954	1,954
Receive	6-Month GBP-LIBOR	3.3300	7/10/2020	GBP	773,000	—	4,305	4,305
Receive	6-Month GBP-LIBOR	3.3200	7/10/2020	GBP	1,162,000	—	6,793	6,793
Pay	6-Month JPY-LIBOR	1.1665	8/21/2020	JPY	153,596,500	—	2,706	2,706
Pay	6-Month JPY-LIBOR	1.1600	8/21/2020	JPY	169,474,000	—	2,757	2,757
Pay	6-Month JPY-LIBOR	1.1200	8/22/2020	JPY	169,542,500	—	1,307	1,307
Receive	6-Month EUR-LIBOR	2.6610	6/24/2021	EUR	1,206,000	—	9,524	9,524
Receive	6-Month EUR-LIBOR	2.6688	6/24/2021	EUR	2,265,000	—	17,470	17,470
Receive	6-Month EUR-LIBOR	2.7150	6/25/2021	EUR	2,418,000	—	16,059	16,059
Receive	6-Month EUR-LIBOR	2.8520	6/26/2021	EUR	2,435,000	—	8,294	8,294
Pay	6-Month GBP-LIBOR	3.4825	8/9/2022	GBP	274,000	—	(2,081)	(2,081)
Pay	6-Month GBP-LIBOR	3.5625	8/14/2022	GBP	262,000	—	(640)	(640)
Pay	6-Month GBP-LIBOR	3.6330	8/14/2022	GBP	280,000	—	655	655
Pay	6-Month GBP-LIBOR	3.7880	8/21/2022	GBP	369,500	—	4,609	4,609
Pay	6-Month AUD-BBSW	4.0000	3/15/2023	AUD	300,000	(1,066)	(6,357)	(7,423)
Pay	6-Month AUD-BBSW	3.7500	3/15/2023	AUD	200,000	(549)	(7,964)	(8,513)

See accompanying notes
18

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	3-Month USD-LIBOR	3.0000	3/21/2023	USD	12,300,000	$(42,807)	$(595,124)	$(637,931)
Receive	3-Month USD-LIBOR	2.0000	6/19/2023	USD	5,400,000	151,235	286,880	438,115
Pay	6-Month EUR-LIBOR	3.0435	6/24/2023	EUR	635,000	—	(4,918)	(4,918)
Pay	6-Month EUR-LIBOR	3.0500	6/24/2023	EUR	1,192,000	—	(9,058)	(9,058)
Receive	6-Month JPY-LIBOR	1.7330	6/24/2023	JPY	298,084,500	—	(10,141)	(10,141)
Receive	6-Month JPY-LIBOR	1.7245	6/24/2023	JPY	70,857,000	—	(2,225)	(2,225)
Pay	6-Month EUR-LIBOR	3.1010	6/25/2023	EUR	1,276,500	—	(8,230)	(8,230)
Pay	6-Month EUR-LIBOR	3.1910	6/28/2023	EUR	1,292,500	—	(5,743)	(5,743)
Pay	6-Month NOK-NIBOR	4.0000	7/1/2023	NOK	8,368,000	—	(13,019)	(13,019)
Receive	3-Month EUR-LIBOR	3.0000	9/18/2023	USD	5,300,000	(19,986)	47,815	27,829
Receive	3-Month EUR-LIBOR	2.7500	9/19/2023	USD	8,400,000	44,375	121,750	166,125
Pay	6-Month AUD-BBSW	4.2500	12/11/2023	AUD	9,900,000	35,352	(204,742)	(169,390)
Pay	6-Month JPY-LIBOR	2.2125	6/24/2025	JPY	55,197,000	—	1,271	1,271
Pay	6-Month JPY-LIBOR	2.2170	6/26/2025	JPY	232,715,000	—	5,564	5,564
Receive	6-Month NOK-NIBOR	4.0250	7/1/2025	NOK	6,276,000	—	13,489	13,489
Pay	3-Month USD-LIBOR	4.4500	7/5/2025	USD	2,296,500	—	(7,595)	(7,595)
Pay	3-Month USD-LIBOR	4.4400	7/5/2025	USD	2,021,000	—	(6,968)	(6,968)
Pay	6-Month EUR-LIBOR	3.4220	7/12/2025	EUR	1,305,000	—	(5,384)	(5,384)
Pay	6-Month EUR-LIBOR	3.4280	7/12/2025	EUR	693,000	—	(2,771)	(2,771)
Pay	6-Month EUR-LIBOR	3.4300	7/15/2025	EUR	1,394,500	—	19,935	19,935
Receive	6-Month GBP-LIBOR	3.5100	8/20/2025	GBP	187,500	—	(3,055)	(3,055)
Pay	6-Month EUR-LIBOR	3.6100	8/23/2025	EUR	2,020,500	—	(487)	(487)
Receive	6-Month GBP-LIBOR	3.5700	8/23/2025	GBP	186,000	—	(4,425)	(4,425)
Receive	6-Month GBP-LIBOR	3.5200	8/24/2025	GBP	191,000	—	(3,272)	(3,272)
Receive	6-Month GBP-LIBOR	3.5425	8/24/2025	GBP	188,500	—	(3,793)	(3,793)
Receive	6-Month GBP-LIBOR	3.5800	8/24/2025	GBP	185,000	—	(4,644)	(4,644)
Receive	3-Month USD-LIBOR	3.9755	8/27/2025	USD	386,300	—	(6,345)	(6,345)
Receive	3-Month USD-LIBOR	3.9900	8/27/2025	USD	573,500	—	(10,113)	(10,113)
Receive	3-Month USD-LIBOR	3.8775	8/28/2025	USD	382,500	—	(3,162)	(3,162)
Receive	3-Month USD-LIBOR	3.9125	8/28/2025	USD	387,000	—	(4,329)	(4,329)
Receive	6-Month GBP-LIBOR	3.5375	8/8/2026	GBP	349,500	—	5,048	5,048
Receive	6-Month GBP-LIBOR	3.7475	8/15/2026	GBP	182,500	—	(2,194)	(2,194)
Receive	6-Month GBP-LIBOR	3.7010	8/15/2026	GBP	182,500	—	(1,102)	(1,102)
Pay	3-Month USD-LIBOR	4.2060	6/20/2028	USD	848,500	—	(12,217)	(12,217)
Pay	3-Month USD-LIBOR	4.1700	6/21/2028	USD	589,000	—	(9,182)	(9,182)
Pay	6-Month EUR-LIBOR	3.3300	7/2/2028	EUR	276,000	—	(3,926)	(3,926)
Pay	6-Month EUR-LIBOR	3.3275	7/2/2028	EUR	274,000	—	(3,932)	(3,932)
Pay	6-Month EUR-LIBOR	3.3300	7/2/2028	EUR	276,000	—	(3,926)	(3,926)
Pay	6-Month EUR-LIBOR	3.3300	7/3/2028	EUR	140,000	—	(1,992)	(1,992)
Pay	6-Month EUR-LIBOR	3.3600	7/3/2028	EUR	276,000	—	(3,512)	(3,512)
Pay	6-Month EUR-LIBOR	3.3600	7/3/2028	EUR	276,000	—	(3,512)	(3,512)
Pay	6-Month EUR-LIBOR	3.3350	7/3/2028	EUR	274,000	—	(3,830)	(3,830)
Pay	6-Month EUR-LIBOR	3.4650	7/11/2028	EUR	431,000	—	(3,216)	(3,216)
Pay	6-Month JPY-LIBOR	2.7200	6/14/2032	JPY	47,516,500	—	(1,060)	(1,060)
Pay	6-Month JPY-LIBOR	2.6800	6/14/2032	JPY	48,655,000	—	(1,950)	(1,950)
Pay	6-Month JPY-LIBOR	2.7050	6/19/2032	JPY	45,785,500	—	(1,337)	(1,337)
Pay	6-Month JPY-LIBOR	2.6500	6/19/2033	JPY	47,020,000	—	(2,833)	(2,833)
Pay	6-Month JPY-LIBOR	2.8300	6/24/2033	JPY	49,062,000	—	852	852
Receive	6-Month EUR-LIBOR	2.9200	7/2/2033	EUR	638,000	—	7,398	7,398
Receive	6-Month EUR-LIBOR	2.9238	7/2/2033	EUR	636,000	—	7,272	7,272
Receive	6-Month EUR-LIBOR	2.9238	7/2/2033	EUR	636,000	—	7,272	7,272
Receive	6-Month EUR-LIBOR	2.9100	7/3/2033	EUR	320,000	—	3,848	3,848
Receive	6-Month EUR-LIBOR	2.9415	7/3/2033	EUR	639,500	—	6,833	6,833
Receive	6-Month EUR-LIBOR	2.9425	7/3/2033	EUR	639,500	—	6,833	6,833
Receive	6-Month EUR-LIBOR	2.9250	7/3/2033	EUR	638,000	—	7,261	7,261
Receive	3-Month USD-LIBOR	4.2350	7/5/2033	USD	542,500	—	9,199	9,199
Receive	3-Month USD-LIBOR	4.2238	7/5/2033	USD	472,500	—	8,326	8,326
Receive	6-Month EUR-LIBOR	3.0200	7/11/2033	EUR	1,006,000	—	7,246	7,246
Receive	6-Month EUR-LIBOR	3.2000	7/12/2033	EUR	299,500	—	6,051	6,051
Receive	6-Month EUR-LIBOR	3.2055	7/12/2033	EUR	156,500	—	3,082	3,082
Receive	6-Month EUR-LIBOR	3.2100	7/15/2033	EUR	313,000	—	6,012	6,012
Receive	6-Month GBP-LIBOR	4.1300	8/9/2033	GBP	213,000	—	(1,298)	(1,298)
Receive	6-Month GBP-LIBOR	4.1960	8/21/2033	GBP	315,500	—	(4,019)	(4,019)

See accompanying notes
19

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	6-Month EUR-LIBOR	3.4000	8/23/2033	EUR	461,000	$—	$494	$494
Receive	6-Month JPY-LIBOR	2.6000	6/14/2037	JPY	54,731,500	—	828	828
Receive	6-Month JPY-LIBOR	2.5450	6/14/2037	JPY	56,015,000	—	2,053	2,053
Receive	6-Month JPY-LIBOR	2.5400	6/19/2037	JPY	53,144,000	—	2,027	2,027
Receive	6-Month JPY-LIBOR	2.5050	6/19/2038	JPY	15,128,000	—	2,301	2,301
Receive	6-Month JPY-LIBOR	2.4500	6/20/2038	JPY	53,561,500	—	2,686	2,686
Pay	6-Month JPY-LIBOR	2.6000	6/24/2038	JPY	56,421,500	—	(414)	(414)
Pay	6-Month EUR-LIBOR	2.6100	7/2/2038	EUR	364,000	—	(2,598)	(2,598)
Pay	6-Month EUR-LIBOR	2.6225	7/2/2038	EUR	364,000	—	(2,428)	(2,428)
Pay	6-Month EUR-LIBOR	2.6085	7/2/2038	EUR	363,000	—	(2,611)	(2,611)
Pay	6-Month EUR-LIBOR	2.6000	7/3/2038	EUR	186,000	—	(1,398)	(1,398)
Pay	6-Month EUR-LIBOR	2.6300	7/3/2038	EUR	365,000	—	(2,333)	(2,333)
Pay	6-Month EUR-LIBOR	2.6150	7/3/2038	EUR	363,000	—	(2,524)	(2,524)
Pay	6-Month EUR-LIBOR	2.6800	7/11/2038	EUR	576,500	—	(2,580)	(2,580)
Pay	3-Month USD-LIBOR	2.7500	6/19/2043	USD	8,200,000	595,623	890,206	1,485,829
Receive	6-Month GBP-LIBOR	3.7850	6/20/2043	GBP	163,500	—	(249)	(249)
Receive	6-Month EUR-LIBOR	2.7330	6/24/2043	EUR	233,000	—	4,293	4,293
Receive	6-Month EUR-LIBOR	2.7600	6/26/2043	EUR	466,000	—	7,160	7,160
Receive	6-Month GBP-LIBOR	3.8470	8/14/2043	GBP	213,000	—	(1,986)	(1,986)
Receive	6-Month GBP-LIBOR	3.8300	8/14/2043	GBP	213,000	—	(1,573)	(1,573)
Receive	6-Month GBP-LIBOR	3.6950	8/15/2043	GBP	341,000	—	(1,613)	(1,613)
Receive	6-Month GBP-LIBOR	3.6850	8/15/2043	GBP	350,000	—	(1,414)	(1,414)
Receive	3-Month GBP-LIBOR	3.6620	8/15/2043	GBP	344,000	—	(857)	(857)
Receive	3-Month USD-LIBOR	4.2325	8/16/2043	USD	448,500	—	1,685	1,685
Pay	6-Month GBP-LIBOR	4.0000	8/16/2043	GBP	280,000	—	(7,202)	(7,202)
Receive	3-Month USD-LIBOR	4.2650	8/19/2043	USD	978,000	—	4,902	4,902
Pay	6-Month GBP-LIBOR	3.6570	8/21/2043	GBP	234,000	—	(513)	(513)
Receive	3-Month USD-LIBOR	4.0000	8/22/2043	USD	450,000	—	(2,093)	(2,093)
Pay	3-Month USD-LIBOR	4.3810	8/23/2043	USD	325,000	—	3,082	3,082
Pay	6-Month GBP-LIBOR	3.5350	8/23/2043	GBP	183,000	—	1,138	1,138
Receive	6-Month GBP-LIBOR	3.7075	8/23/2043	GBP	226,500	—	1,458	1,458
Receive	3-Month USD-LIBOR	3.2500	12/18/2043	USD	1,300,000	61,895	61,840	123,735
Receive	3-Month USD-LIBOR	3.5000	12/18/2043	USD	1,500,000	84,900	(13,718)	71,182
Receive	3-Month USD-LIBOR	3.8600	6/20/2053	USD	212,500	—	10,406	10,406
Receive	3-Month USD-LIBOR	3.8200	6/21/2053	USD	151,000	—	8,142	8,142

						$867,793	$513,926	$1,381,717

OTC Swap Agreements Outstanding on August 31, 2013:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection (1)

Reference Entity	Counter- Party	Fixed Rate	Expiration Date	Implied Credit Spread at 8/31/2013 (3)	Curr	Notional Amount (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Chesapeake Energy Corporation	BOA	5.0000	6/20/2014	0.8015%	USD	120,000	$686	$(4,759)	$(4,073)
JC Penney Corporation, Inc.	BNP	5.0000	12/20/2015	10.2794%	USD	75,000	8,163	(1,189)	6,974
Royal Bank of Scotland	DUB	5.0000	12/20/2016	1.2252%	EUR	300,000	(26,770)	(2,011)	(28,781)
Rallye	BNP	5.0000	3/20/2017	2.9230%	EUR	25,000	(1,339)	(1,008)	(2,347)
Rallye	BNP	5.0000	3/20/2017	2.9230%	EUR	15,000	(765)	(643)	(1,408)
DDR Corporation	BOA	1.0000	9/20/2017	1.0103%	USD	58,000	2,060	(2,034)	26
KIMCO Realty Corporation	BOA	1.0000	9/20/2017	0.7405%	USD	29,000	389	(684)	(295)
Aktiebolaget Volvo	UAG	1.0000	3/20/2018	1.3501%	EUR	50,000	2,057	(1,231)	826
JC Penney Corporation, Inc.	BRC	5.0000	6/20/2018	10.6632%	USD	25,000	3,712	591	4,303
International Paper Company	BNP	1.0000	6/20/2018	0.8796%	USD	30,000	—	(202)	(202)

See accompanying notes
20

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Reference Entity	Counter- Party	Fixed Rate	Expiration Date	Implied Credit Spread at 8/31/2013 (3)	Curr	Notional Amount (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
JC Penney Corporation, Inc.	BNP	5.0000	6/20/2018	10.6632%	EUR	100,000	$10,345	$6,867	$17,212
Credit Agricole, S.A.	CBK	3.0000	6/20/2018	1.5659%	USD	800,000	(39,282)	(31,008)	(70,290)
Deutsche Bank AG	FBF	3.0000	9/20/2018	1.1516%	USD	100,000	(6,729)	(809)	(7,538)
Electricite De France	FBF	1.0000	9/20/2018	0.7623%	EUR	200,000	(3,648)	362	(3,286)
Nationwide Building Society	BNP	1.0000	9/20/2018	1.2300%	EUR	200,000	2,427	(135)	2,292
Nationwide Building Society	BNP	1.0000	9/20/2018	1.2300%	EUR	500,000	4,676	1,053	5,729
JC Penney Corporation, Inc.	BRC	5.0000	9/20/2018	10.7216%	USD	100,000	10,215	7,660	17,875
Republic of Turkey	DUB	1.0000	9/20/2018	2.4402%	USD	500,000	18,540	14,075	32,615
Republic of Turkey	JPM	1.0000	9/20/2018	2.4402%	USD	500,000	18,311	14,304	32,615
Kingfisher, PLC	BNP	1.0000	12/20/2018	0.9512%	EUR	150,000	(1,606)	934	(672)
Cooperatieve Cetrale Raiffeisen-Boerenleen Bank B.A.	DUB	1.0000	12/20/2018	1.0059%	EUR	200,000	5,316	1,399	6,715
Daimler AG	BNP	1.0000	12/20/2018	0.8142%	EUR	100,000	195	(1,428)	(1,233)
State of Illinois	CBK	1.0000	3/20/2023	2.2394%	USD	300,000	19,769	2,446	22,215
Illinois St. Municipal Bank	CBK	1.0000	6/20/2023	2.2605%	USD	200,000	11,684	3,508	15,192
Republic of South Africa	JPM	1.0000	9/20/2023	3.0289%	USD	200,000	27,795	1,675	29,470
ABX H.E. AAA	FBF	0.1100	5/25/2046	2.2470%	USD	644,118	195,167	12,561	207,728
CMBX.NA.AJ 3	BRC	1.4700	12/13/2049	10.8900%	USD	400,000	122,961	414	123,375

							$384,329	$20,713	$405,037

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- Party	Fixed Rate	Expiration Date	Implied Credit Spread at 8/31/2013(3)	Curr	Notional Amount (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Citibank N.A., New York	FBF	1.0000	9/20/2014	1.7242%	USD	100,000	$(620)	$1,375	$755
Republic of Italy	FBF	1.0000	6/20/2017	2.1231%	USD	200,000	(20,570)	12,612	(7,958)
Rallye	BNP	1.0000	3/20/2018	3.7017%	EUR	25,000	(4,216)	537	(3,679)
Rallye	BNP	1.0000	3/20/2018	3.7017%	EUR	15,000	(2,542)	334	(2,208)
Domtar Corporation	BNP	1.0000	6/20/2018	2.1015%	USD	30,000	(1,695)	309	(1,386)
CDX.NA.IG	BRC	1.0000	6/20/2018	0.8384%	USD	4,000,000	29,355	325	29,680
HSBC Bank	DUB	1.0000	9/20/2018	1.0800%	EUR	100,000	(4,370)	519	(3,851)
Tesco, PLC	BRC	1.0000	12/20/2018	0.9095%	EUR	150,000	1,203	(213)	990
Standard Chartered	BNP	1.0000	12/20/2018	1.5298%	EUR	200,000	(4,461)	(2,232)	(6,693)
Vodaphone Group	BNP	1.0000	12/20/2018	1.0000%	EUR	100,000	(65)	1,820	1,755

							$(7,981)	$15,387	$7,405

Credit Default Swaps on Credit Indices - Buy Protection (1)

Reference Entity	Counter- Party	Fixed Pay Rate	Expiration Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
iTraxx Europe 16 Index	BOA	1.0000%	6/20/2018	EUR	4,300,000	$219,994	$(93,312)	$126,682
iTraxx Europe 16 Index	BOA	5.0000%	6/20/2018	EUR	1,500,000	(18,756)	(33,684)	(52,440)

						$201,238	$(126,996)	$74,242

See accompanying notes
21

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate	Expiration Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	1-Month AUD-MOIS	UAG	2.4880	10/2/2013	AUD	16,947,000	$—	$1,229	$1,229
Receive	3-Month PLN-LIBOR	JPM	4.7700	4/26/2014	PLN	1,944,000	—	(7,291)	(7,291)
Receive	3-Month ILS-TELBOR	HUS	1.3400	8/30/2014	ILS	2,371,500	—	(31)	(31)
Receive	3-Month ILS-TELBOR	JPM	1.3750	8/30/2014	ILS	2,274,000	—	(245)	(245)
Receive	3-Month AUD-BBSW	UAG	2.8250	8/12/2015	AUD	2,076,000	—	2,797	2,797
Pay	3-Month NZD-BBR	GLM	3.9350	8/13/2015	NZD	3,196,000	—	1,129	1,129
Pay	3-Month NZD-BBR	UAG	4.1250	8/19/2015	NZD	2,040,500	—	—	—
Pay	6-Month PLN-LIBOR	JPM	4.8800	4/26/2016	PLN	1,054,000	—	7,086	7,086
Pay	6-Month GBP-LIBOR	GST	0.9070	5/11/2016	GBP	1,382,500	—	(11,152)	(11,152)
Receive	6-Month GBP-LIBOR	BRC	1.6465	8/28/2016	GBP	3,373,000	—	507	507
Pay	1-Year BRL-CDI	FBF	8.9350	1/2/2017	BRL	3,900,000	3,838	(93,795)	(89,957)
Pay	1-Year BRL-CDI	FBF	10.1100	1/2/2017	BRL	12,600,000	661	(172,618)	(171,957)
Pay	1-Year BRL-CDI	GLM	8.7200	1/2/2017	BRL	2,000,000	(1,588)	(49,205)	(50,793)
Pay	1-Year BRL-CDI	GLM	9.0950	1/2/2017	BRL	9,700,000	3,408	(217,187)	(213,779)
Pay	1-Year BRL-CDI	GLM	10.3600	1/2/2017	BRL	2,400,000	—	(25,210)	(25,210)
Pay	3-Month SEK-LIBOR	FBF	1.9100	1/24/2017	SEK	2,390,000	—	(3,636)	(3,636)
Pay	3-Month SEK-LIBOR	FBF	1.9100	1/26/2017	SEK	2,380,000	—	(3,621)	(3,621)
Pay	3-Month SEK-LIBOR	FBF	2.0400	1/31/2017	SEK	4,013,000	—	(4,713)	(4,713)
Pay	3-Month SEK-LIBOR	FBF	2.0950	2/1/2017	SEK	4,080,500	—	(4,164)	(4,164)
Receive	6-Month GBP-LIBOR	GST	1.2900	5/10/2017	GBP	2,327,500	—	31,547	31,547
Pay	6-Month GBP-LIBOR	BRC	2.3950	8/30/2017	GBP	3,452,500	—	(737)	(737)
Pay	6-Month GBP-LIBOR	BRC	2.4350	8/30/2017	GBP	6,905,500	—	2,619	2,619
Receive	6-Month JPY-LIBOR	FBF	0.8700	5/23/2018	JPY	132,000,000	—	(8,281)	(8,281)
Receive	6-Month JPY-LIBOR	FBF	0.8450	5/24/2018	JPY	133,300,000	—	(7,677)	(7,677)
Pay	3-Month USD-LIBOR	UAG	2.0450	5/31/2018	USD	1,361,500	—	(20,901)	(20,901)
Pay	6-Month GBP-LIBOR	JPM	2.4900	8/8/2018	GBP	1,453,000	—	(7,021)	(7,021)
Receive	6-Month NOK-NIBOR	BRC	2.6850	12/12/2018	NOK	2,532,500	—	4,743	4,743
Receive	6-Month NOK-NIBOR	BRC	2.7138	12/25/2018	NOK	3,550,000	—	6,355	6,355
Pay	3-Month ILS-TELBOR	HUS	2.6750	2/12/2019	ILS	927,500	—	(5,464)	(5,464)
Pay	6-Month CHF-LIBOR	UAG	1.2900	2/13/2019	CHF	636,000	—	(4,623)	(4,623)
Pay	3-Month ILS-TELBOR	HUS	2.6400	2/13/2019	ILS	913,000	—	(5,804)	(5,804)
Pay	3-Month ILS-TELBOR	JPM	2.6450	2/13/2019	ILS	913,000	—	(5,746)	(5,746)
Pay	1-Time USA-CPI*	BRC	2.7150	3/21/2019	USD	286,500	—	6,585	6,585
Pay	3-Month ZAR-JIBAR	JPM	7.9600	6/18/2019	ZAR	1,042,500	—	(649)	(649)
Receive	6-Month GBP-LIBOR	BRC	3.1900	8/29/2019	GBP	1,082,000	—	45	45
Receive	6-Month GBP-LIBOR	BRC	3.2300	8/29/2019	GBP	2,164,500	—	(2,376)	(2,376)
Pay	6-Month CHF-LIBOR	UAG	1.5300	4/3/2020	CHF	797,000	—	(9,136)	(9,136)
Receive	6-Month EUR-LIBOR	FBF	2.1350	4/3/2020	EUR	539,500	—	7,525	7,525
Receive	3-Month KRW-CD	BRC	3.0250	4/4/2020	KRW	837,268,500	—	8,230	8,230
Pay	6-Month CHF-LIBOR	FBF	1.4200	4/26/2020	CHF	780,500	—	(11,105)	(11,105)
Receive	6-Month EUR-LIBOR	UAG	1.9560	4/26/2020	EUR	401,000	—	7,512	7,512
Pay	6-Month JPY-LIBOR	FBF	1.2988	5/17/2020	JPY	300,532,500	—	17,333	17,333
Pay	6-Month JPY-LIBOR	FBF	1.2725	5/23/2020	JPY	132,000,000	—	6,800	6,800
Pay	6-Month JPY-LIBOR	FBF	1.3080	5/24/2020	JPY	133,300,000	—	7,791	7,791
Pay	3-Month ZAR-JIBAR	BRC	7.3650	3/31/2021	ZAR	474,000	—	(2,906)	(2,906)
Pay	3-Month ZAR-JIBAR	BRC	7.6350	3/31/2021	ZAR	790,000	(6)	(1,894)	(1,900)
Pay	1-Year EUR-CPX*	FBF	2.1500	4/1/2021	EUR	100,000	(400)	3,227	2,827
Pay	1-Year EUR-CPX*	GLM	2.1500	4/1/2021	USD	200,000	2,701	2,954	5,655
Receive	3-Month CAD-LIBOR	FBF	2.6700	12/18/2021	CAD	267,000	—	9,526	9,526
Pay	3-Month USD-LIBOR	UAG	2.5470	12/20/2021	USD	222,000	—	(12,600)	(12,600)
Receive	3-Month KRW-CD	BRC	2.9250	4/10/2022	KRW	201,980,000	—	5,773	5,773
Pay	3-Month USD-LIBOR	FBF	2.5475	5/8/2022	USD	139,000	—	(8,702)	(8,702)
Receive	6-Month JPY-LIBOR	FBF	1.6060	5/17/2022	JPY	299,079,500	—	(6,472)	(6,472)

See accompanying notes
22

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate	Expiration Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month AUD-BBSW	CBK	4.7500	6/15/2022	AUD	1,500,000	$(8,274)	$55,988	$47,714
Pay	6-Month AUD-BBSW	DUB	4.7500	6/15/2022	AUD	600,000	(3,164)	22,250	19,086
Pay	6-Month GBP-LIBOR	HUS	3.6138	8/29/2022	GBP	363,500	—	84	84
Pay	6-Month GBP-LIBOR	UAG	3.0275	1/23/2023	GBP	220,000	—	(10,226)	(10,226)
Receive	6-Month EUR-LIBOR	FBF	2.5430	1/25/2023	EUR	264,500	—	6,321	6,321
Pay	6-Month CHF-LIBOR	FBF	1.8500	2/1/2023	CHF	315,000	—	(7,786)	(7,786)
Receive	6-Month EUR-LIBOR	FBF	2.6650	2/1/2023	EUR	215,000	—	3,643	3,643
Pay	6-Month AUD-BBSW	BRC	3.7500	3/15/2023	AUD	1,000,000	(9,280)	(32,941)	(42,221)
Pay	6-Month AUD-BBSW	GLM	3.7500	3/15/2023	AUD	1,300,000	(10,921)	(43,966)	(54,887)
Pay	6-Month CHF-LIBOR	FBF	1.7400	4/10/2023	CHF	312,000	—	(10,071)	(10,071)
Pay	6-Month CHF-LIBOR	FBF	1.8000	4/11/2023	CHF	147,000	—	(4,288)	(4,288)
Pay	6-Month CHF-LIBOR	FBF	1.7900	4/16/2023	CHF	156,000	—	(4,654)	(4,654)
Pay	6-Month CHF-LIBOR	UAG	1.8075	4/16/2023	CHF	148,000	—	(4,282)	(4,282)
Pay	6-Month CHF-LIBOR	UAG	1.7900	4/16/2023	CHF	291,000	—	(8,682)	(8,682)
Receive	6-Month EUR-LIBOR	BRC	2.4160	4/16/2023	EUR	193,500	—	6,945	6,945
Pay	6-Month CHF-LIBOR	FBF	1.6678	5/6/2023	CHF	328,500	—	(12,057)	(12,057)
Receive	3-Month NZD-BBR	UAG	4.3850	5/8/2023	NZD	251,000	—	8,698	8,698
Pay	1-Month MXN-TIIE	BRC	6.9000	5/18/2023	MXN	2,952,500	—	(11,651)	(11,651)
Pay	1-Month MXN-TIIE	BRC	7.0400	5/19/2023	MXN	3,188,000	—	(11,409)	(11,409)
Pay	1-Month MXN-TIIE	GLM	7.0700	5/19/2023	MXN	3,487,500	—	(12,205)	(12,205)
Pay	3-Month ZAR-JIBAR	BRC	8.5600	5/29/2023	ZAR	2,847,000	—	(7,871)	(7,871)
Pay	3-Month ZAR-JIBAR	BRC	8.5900	5/30/2023	ZAR	3,323,500	—	(8,912)	(8,912)
Pay	3-Month ZAR-JIBAR	BRC	9.1100	6/7/2023	ZAR	3,421,500	—	(4,210)	(4,210)
Pay	3-Month ZAR-JIBAR	BRC	9.3250	7/12/2023	ZAR	3,352,000	(8)	(2,301)	(2,309)
Pay	1-Month MXN-TIIE	JPM	6.1050	8/14/2023	MXN	1,461,000	—	(7,884)	(7,884)
Pay	1-Month MXN-TIIE	BRC	6.1300	8/15/2023	MXN	1,518,000	—	(8,038)	(8,038)
Pay	1-Month MXN-TIIE	JPM	6.3400	8/22/2023	MXN	1,537,500	—	(6,651)	(6,651)
Pay	3-Month ZAR-JIBAR	JPM	7.6000	8/31/2023	ZAR	1,366,500	—	(7,229)	(7,229)
Receive	6-Month EUR-LIBOR	FBF	2.1050	1/29/2024	EUR	136,000	—	3,578	3,578
Receive	6-Month GBP-LIBOR	JPM	3.5730	8/8/2026	GBP	368,000	—	3,665	3,665
Receive	6-Month CHF-LIBOR	UAG	1.9225	2/13/2027	CHF	136,000	—	6,035	6,035
Pay	6-Month JPY-LIBOR	FBF	3.0650	2/12/2032	JPY	28,000,000	—	3,572	3,572
Pay	3-Month ZAR-JIBAR	BRC	9.6700	6/12/2033	ZAR	4,203,500	—	(6,438)	(6,438)
Receive	6-Month GBP-LIBOR	FBF	4.0450	8/28/2033	GBP	319,000	—	702	702
Receive	6-Month JPY-LIBOR	FBF	2.9100	2/12/2037	JPY	33,000,000	—	(3,089)	(3,089)
Receive	6-Month JPY-LIBOR	BRC	1.6638	7/4/2043	JPY	8,910,000	—	5,034	5,034
Receive	3-Month USD-LIBOR	UAG	3.6330	5/31/2046	USD	141,000	—	12,685	12,685

							$(23,033)	$(671,289)	$(694,323)

*	Inflation Swap
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes
23

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Purchased options outstanding on August 31, 2013:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Receive	5.2000%	7/29/2016	1,200,000	$50,477	$51,869	$(1,392)

							$50,477	$51,869	$(1,392)

European Interest Rate Swaptions:

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put - IRS USD	BRC	3M USD-LIBOR	Pay	2.5000%	9/3/2013	595,000	$388	$8,024	$(7,636)
Put - IRS JPY	FBF	6M JPY-LIBOR	Pay	2.0000%	6/6/2014	41,000,000	8,605	12,699	(4,094)
Call - IRS ZAR	FBF	3M ZAR-JIBOR	Receive	5.5000%	6/11/2014	8,047,500	1,280	650	630
Call - IRS ZAR	BNP	3M ZAR-JIBOR	Receive	5.5000%	6/17/2014	9,527,000	1,511	2,321	(810)
Call - IRS ZAR	GST	3M ZAR-JIBOR	Receive	5.5000%	6/17/2014	13,010,500	2,064	2,122	(58)
Call - IRS ZAR	GST	3M ZAR-JIBOR	Receive	5.5000%	6/23/2014	4,336,500	686	563	123
Put - IRS USD	FBF	3M USD-LIBOR	Pay	1.3000%	7/10/2014	2,994,500	41,414	16,679	24,735
Call - IRS ZAR	JPM	3M ZAR-JIBOR	Receive	7.0000%	8/8/2014	3,595,500	3,351	5,201	(1,850)
Call - IRS EUR	CBK	6M EUR-EURIBOR	Receive	2.0000%	8/22/2014	738,000	10,988	9,258	1,730
Put - IRS USD	JPM	3M USD-LIBOR	Pay	1.5000%	8/27/2014	3,267,500	15,011	14,494	517
Call - IRS JPY	GST	6M JPY-LIBOR	Receive	0.4000%	4/13/2015	359,987,000	10,357	13,027	(2,670)
Call - IRS JPY	GST	6M JPY-LIBOR	Receive	0.4000%	4/13/2015	179,993,500	5,178	6,567	(1,389)
Call - IRS EUR	DUB	6M EUR-EURIBOR	Receive	1.2500%	6/26/2015	4,088,500	30,533	29,770	763
Put - IRS USD	FBF	3M USD-LIBOR	Pay	3.8000%	7/1/2015	4,404,500	119,684	101,083	18,601
Call - IRS USD	FBF	3M USD-LIBOR	Receive	1.8700%	7/2/2015	4,363,000	38,209	43,630	(5,421)
Call - IRS GBP	DUB	6M GBP-LIBOR	Receive	1.4800%	7/5/2015	2,187,000	18,020	21,645	(3,625)
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.3000%	8/24/2015	1,442,500	18,507	20,483	(1,976)
Call - IRS GBP	BRC	6M GBP-LIBOR	Receive	1.3500%	4/18/2016	1,093,500	5,457	5,313	144
Call - IRS GBP	GST	6M GBP-LIBOR	Receive	1.5600%	5/16/2016	950,000	1,995	12,982	(10,987)
Put - IRS USD	DUB	3M USD-LIBOR	Pay	3.4200%	6/13/2017	409,000	78,847	60,941	17,906
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.8000%	4/10/2018	490,429,000	28,160	35,881	(7,721)
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.8000%	4/11/2018	247,524,500	14,210	18,400	(4,190)
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.7500%	5/29/2018	190,000,000	9,349	5,940	3,409
Call - IRS JPY	BRC	6M JPY-LIBOR	Receive	1.1000%	5/31/2018	161,310,500	15,546	12,780	2,766
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.5000%	6/6/2023	583,000	50,135	44,600	5,535
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.5000%	6/7/2023	399,000	34,309	30,524	3,785
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.6000%	7/3/2023	418,500	33,912	27,621	6,291

							$597,706	$563,198	$34,508

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put – Euro Dollar Future Option	$99.000	9/16/2013	40	$12,250	$250	$(12,000)
Put – 10-Yr US Treasury Note Future Option	125.000	9/20/2013	24	18,375	33,000	14,625
Put – 10-Yr US Treasury Note Future Option	122.000	9/20/2013	30	17,813	8,906	(8,907)
Call – 10-Yr US Treasury Note Future Option	126.000	10/25/2013	42	25,563	28,875	3,312
Call – 10-Yr US Treasury Note Future Option	125.000	10/25/2013	16	17,000	17,000	—
Put – Eurodollar Future Option	99.125	12/16/2013	98	28,125	1,225	(26,900)
Put – 3-Mo. Euribor Interest Rate Future	98.875	6/15/2015	60	49,562	55,014	5,452
Put - Eurodollar Future Option	99.000	6/15/2015	67	77,050	74,119	(2,931)

				$245,738	$218,389	$(27,347)

See accompanying notes
24

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC AUD versus JPY	BRC	88.1000	10/18/2013	1,052,000	$17,864	$13,561	$(4,303)
Put - OTC AUD versus JPY	BRC	88.1000	10/18/2013	1,052,000	23,901	24,688	787
Call - OTC AUD versus JPY	HUB	92.4800	11/18/2013	56,000	7,728	13,222	5,494
Call - OTC AUD versus JPY	DUB	92.5700	11/19/2013	59,500	8,274	13,081	4,807
Put - OTC EUR versus AUD	DUB	1.4225	11/20/2013	35,500	7,507	12,693	5,186
Put - OTC EUR versus MXN**	BRC	16.7000	11/20/2013	28,000	6,617	9,256	2,639
Put - OTC USD versus AUD	DUB	0.9410	11/20/2013	1,237,000	11,814	14	(11,800)
Put - OTC EUR versus NOK**	FBF	7.8000	11/21/2013	35,000	7,959	19,709	11,750
Put - OTC EUR versus AUD**	HUB	1.4210	11/25/2013	35,000	6,638	14,817	8,179
Call - OTC USD versus ILS	BRC	3.5000	11/27/2013	323,500	602	624	22
Call - OTC AUD versus NZD	UBS	1.1675	12/4/2013	31,500	4,696	7,565	2,869
Put - OTC AUD versus USD	BRC	0.8700	12/5/2013	424,500	647	7,288	6,641
Put - OTC EUR versus GBP**	BRC	0.8450	12/5/2013	34,000	5,476	—	(5,476)
Put - OTC EUR versus NOK	FBF	7.8017	12/9/2013	43,000	9,558	233	(9,325)
Put - OTC EUR versus NOK	JPM	7.8038	12/10/2013	33,500	7,712	186	(7,526)
Put - OTC EUR versus PLN**	BRC	4.2210	12/10/2013	29,500	6,334	19,400	13,066
Put - OTC EUR versus CZK	HUB	25.5000	12/11/2013	33,500	5,814	12,405	6,591
Call - OTC AUD versus USD	UBS	0.9096	12/12/2013	47,000	8,277	360	(7,917)
Put - OTC CHF versus EUR	JPM	1.1900	12/16/2013	835,000	18,707	1,406	(17,301)
Put - OTC EUR versus NOK	DUB	7.8200	12/20/2013	758,000	12,774	5,018	(7,756)
Call - OTC AUD versus CAD	BRC	1.0165	1/7/2014	460,000	13,149	648	(12,501)
Put - OTC AUD versus CAD	BRC	1.0165	1/7/2014	460,000	13,149	37,184	24,035
Put - OTC EUR versus NOK**	FBF	7.7250	1/8/2014	24,000	4,789	6,098	1,309
Put - OTC EUR versus NOK	DUB	7.9000	1/13/2014	1,721,000	41,296	19,272	(22,024)
Call - OTC EUR versus NOK	FBF	7.5000	1/14/2014	24,500	3,780	—	(3,780)
Put - OTC EUR versus GBP	CBK	0.8600	1/14/2014	1,601,000	38,662	47,340	8,678
Call - OTC AUD versus USD	HUB	0.9350	1/29/2014	70,500	12,169	—	(12,169)
Call - OTC USD versus ILS**	HUB	4.0000	2/11/2014	152,000	448	720	272
Put - OTC EUR versus GBP	HUB	0.8920	2/14/2014	1,065,500	17,926	25,441	7,515
Put - OTC EUR versus NOK	BRC	7.8500	2/18/2014	742,000	15,077	7,974	(7,103)
Put - OTC EUR versus MXN	UAG	17.1000	2/26/2014	35,000	6,446	10,812	4,366
Put - OTC USD versus MXN	BRC	6.2500	2/26/2014	647,000	8,524	8,351	(173)
Call - OTC NOK versus SEK	HUB	1.0240	5/23/2014	2,231,000	5,300	6,834	1,534
Put - OTC USD versus MXN	BRC	12.6650	6/12/2014	28,000	3,710	2,416	(1,294)
Call - OTC USD versus CAD	BRC	1.1000	6/19/2014	669,000	8,770	54,586	45,816
Call - OTC USD versus JPY/ USD versus BRL	BRC	2.1800	6/25/2014	18,000	2,205	769	(1,436)
Put - OTC USD versus BRL	GLM	2.3400	8/29/2014	830,000	17,463	17,320	(143)
Call - OTC NOK versus SEK	GST	1.0650	8/19/2014	3,824,000	12,626	9,448	(3,178)
Put - OTC USD versus TRY**	BRC	1.9500	8/27/2014	35,000	3,605	6,318	2,713
Put - OTC USD versus TRY	FBF	1.9520	8/28/2014	18,000	1,800	3,905	2,105
Put - OTC USD versus TRY**	BRC	1.9550	9/4/2014	36,000	3,384	7,093	3,709
Put - OTC BRL versus USD versus JPY	GST	2.07/82.75	12/2/2014	20,000	2,080	791	(1,289)

					$415,257	$448,846	$33,589

**	Knockout FX Options - An option with a built in mechanism to expire worthless, should a specified price level be exceeded. A knock-out option sets a cap to the level an option can reach, in favor of the holder. As knock-out options limit the profit potential for the option buyer, they can be purchased for a smaller premium than an equivalent option without a knock-out stipulation.

Written options outstanding on August 31, 2013:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call - OTC 5-Year IRS	GLM	3-Month USD-LIBOR	Pay	1.0500	9/3/2013	900,000	$—	$(1,260)	$1,260
Call - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.1000	9/3/2013	1,000,000	—	(1,200)	1,200

See accompanying notes
25

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	GLM	3-Month USD-LIBOR	Pay	1.4500	9/3/2013	900,000	$(14,425)	$(3,870)	$(10,555)
Put - OTC 5-Year IRS	MSC	3-Month USD- LIBOR	Pay	1.6500	9/3/2013	1,000,000	(6,342)	(2,400)	(3,942)
Put - OTC 10-Year IRS	MSC	3-Month USD- LIBOR	Pay	2.9000	9/30/2013	2,700,000	(42,161)	(46,727)	4,566
Put - OTC 10-Year IRS	GLM	3-Month USD- LIBOR	Pay	2.9000	9/30/2013	100,000	(1,562)	(1,457)	(105)
Call - OTC 10-Year IRS	CBK	3-Month USD- LIBOR	Pay	2.7500	10/18/2013	160,000	(8,089)	(7,360)	(729)
Put – OTC 10-Year IRS	CBK	3-Month USD- LIBOR	Pay	3.5000	10/18/2013	1,600,000	(4,363)	(7,360)	2,997
Put - OTC 5-Year IRS	CBK	3-Month USD- LIBOR	Pay	5.2000	7/29/2016	4,600,000	(63,457)	(57,480)	(5,977)

							$(140,399)	$(129,114)	$(11,284)

Credit Default Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call - CDX 5-Year CDS	CBK	3-Month USD-LIBOR	Pay	0.6500	9/18/2013	200,000	$(4)	$(77)	$73
Call - CDX 5-Year CDS	BRC	3-Month USD- LIBOR	Pay	0.6500	9/18/2013	300,000	(6)	(113)	107

							$(10)	$(190)	$180

European Style Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate %	Expiration Date	Notional Amount	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Put - IRS USD	FBF	6M USD-LIBOR	Pay	2.4000	11/1/2013	4,404,500	$(62,970)	$(66,068)	$3,098
Call - IRS JPY	GST	6M JPY-LIBOR	Receive	0.2000	4/11/2014	719,974,000	(1,088)	(4,243)	3,155
Call - IRS JPY	GST	6M JPY-LIBOR	Receive	0.2000	4/14/2014	359,987,000	(558)	(2,101)	1,543
Call - IRS GBP	GST	6M GBP-LIBOR	Receive	0.8000	5/15/2014	950,000	(1,965)	(4,773)	2,808
Call - IRS JPY	BRC	6M JPY-LIBOR	Receive	0.9300	5/30/2014	37,955,500	(4,886)	(4,087)	(799)
Call - IRS ZAR	FBF	3M ZAR-JIBOR	Receive	5.0000	6/11/2014	16,095,000	(1,294)	(159)	(1,135)
Call - IRS ZAR	BNP	3M ZAR-JIBOR	Receive	5.0000	6/17/2014	19,054,000	(1,540)	(1,918)	378
Call - IRS ZAR	GST	3M ZAR-JIBOR	Receive	5.0000	6/17/2014	26,021,000	(2,103)	(1,310)	(793)
Call - IRS ZAR	GST	3M ZAR-JIBOR	Receive	5.0000	6/23/2014	8,673,000	(704)	(425)	(279)
Call - IRS EUR	CBK	6M EUR-EURIBOR	Receive	1.7500	8/22/2014	1,476,500	(12,011)	(9,261)	(2,750)
Put - IRS USD	JPM	3M USD-LIBOR	Pay	2.2500	8/27/2014	3,267,500	(7,090)	(6,651)	(439)
Call - IRS JPY	GST	6M JPY-LIBOR	Receive	0.2000	4/13/2015	719,974,000	(5,088)	(7,775)	2,687
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.5000	6/8/2015	583,000	(25,215)	(18,365)	(6,850)
Put - IRS USD	FBF	3M USD-LIBOR	Pay	4.5000	6/8/2015	399,000	(17,257)	(12,768)	(4,489)
Call - IRS EUR	DUB	6M EUR-EURIBOR	Receive	0.9000	6/26/2015	4,088,500	(14,430)	(22,682)	8,252
Put - IRS USD	FBF	6M USD-LIBOR	Pay	4.6000	7/1/2015	418,500	(16,518)	(11,927)	(4,591)
Call - IRS USD	FBF	6M USD-LIBOR	Receive	3.8100	7/2/2015	459,500	(31,036)	(43,653)	12,617
Put - IRS USD	FBF	3M USD-LIBOR	Pay	5.0500	8/24/2015	2,019,500	(15,838)	(16,659)	821
Put - IRS USD	DUB	6M USD-LIBOR	Pay	2.7700	6/13/2017	3,884,500	(91,404)	(60,925)	(30,479)
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.4000	4/10/2018	980,858,000	(17,431)	(23,066)	5,635
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.4000	4/11/2018	495,049,500	(8,799)	(11,985)	3,186
Call - IRS JPY	FBF	6M JPY-LIBOR	Receive	0.3500	5/29/2018	380,000,000	(5,300)	(3,341)	(1,959)

							$(344,525)	$(334,142)	$(10,383)

See accompanying notes
26

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC USD versus JPY	BRC	97.3000	10/18/2013	956,000	$(18,938)	$(22,232)	$(3,294)
Put - OTC USD versus JPY	BRC	97.3000	10/18/2013	956,000	(20,028)	(14,056)	5,972
Call - OTC USD versus JPY	GLM	104.7000	10/21/2013	301,000	(3,031)	(711)	2,320
Put - OTC USD versus JPY	GLM	95.6500	10/21/2013	301,000	(2,748)	(2,819)	(71)
Call - OTC USD versus JPY	GLM	104.0500	10/22/2013	440,000	(4,114)	(1,352)	2,762
Put - OTC USD versus JPY	GLM	95.8000	10/22/2013	440,000	(3,920)	(4,401)	(481)
Call - OTC USD versus JPY	GLM	103.9000	10/25/2013	356,000	(3,425)	(1,268)	2,157
Put - OTC USD versus JPY	GLM	95.5000	10/25/2013	356,000	(3,144)	(3,436)	(292)
Put - OTC USD versus SEK	JPM	6.3600	11/18/2013	1,237,000	(11,721)	(5,926)	5,795
Put - OTC USD versus ILS	BRC	3.5000	11/27/2013	323,500	(602)	(1,116)	(514)
Put - OTC EUR versus CHF	JPM	1.1300	12/16/2013	835,000	(10,419)	(46)	10,373
Put - OTC EUR versus NOK	DUB	7.6000	12/20/2013	1,137,000	(4,790)	—	4,790
Call - OTC AUD versus CAD	BRC	1.0165	1/7/2014	460,000	(2,149)	(651)	1,498
Put - OTC AUD versus CAD	BRC	1.0165	1/7/2014	460,000	(33,067)	(37,339)	(4,272)
Call - OTC EUR versus NOK	DUB	8.2000	1/13/2014	1,721,000	(29,872)	(37,623)	(7,751)
Put - OTC EUR versus NOK	DUB	7.6000	1/13/2014	1,721,000	(12,883)	(4,856)	8,027
Call - OTC EUR versus GBP	CBK	0.8850	1/14/2014	1,601,000	(26,280)	(12,768)	13,512
Put - OTC EUR versus GBP	CBK	0.8320	1/14/2014	1,601,000	(15,152)	(18,195)	(3,043)
Call - OTC EUR versus GBP	HUS	0.8920	2/14/2014	1,065,500	(10,253)	(8,432)	1,821
Put - OTC EUR versus GBP	HUS	0.8270	2/14/2014	1,065,500	(7,320)	(12,080)	(4,760)
Call - OTC EUR versus NOK	BRC	8.2200	2/18/2014	742,000	(8,320)	(17,959)	(9,639)
Put - OTC EUR versus NOK	BRC	7.6400	2/18/2014	742,000	(7,054)	(3,361)	3,693
Put - OTC USD versus SEK	BRC	6.2500	2/26/2014	647,000	(7,764)	(4,911)	2,853
Call - OTC NOK versus SEK	HUB	1.1450	5/23/2014	2,231,000	(1,983)	(2,627)	(644)
Put - OTC NOK versus SEK	HUB	1.0240	5/23/2014	2,231,000	(3,317)	(2,856)	461
Call - OTC USD versus CAD	BRC	1.1500	6/19/2014	669,000	(4,295)	(5,649)	(1,354)
Call - OTC NOK versus SEK	GLM	1.1650	8/19/2014	3,824,000	(4,872)	(4,091)	781
Put - OTC NOK versus SEK	GLM	1.0625	8/19/2014	3,824,000	(8,545)	(22,425)	(13,880)
Call - OTC USD versus BRL	GLM	3.1500	8/29/2014	830,000	(15,073)	(18,495)	(3,422)

					$(285,079)	$(271,681)	$13,398

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - 3-Mo Euribor Interest Rate Future Option	98.625	6/15/2013	60	$(38,658)	$(45,101)	$(6,443)
Put - Eurodollar Future Option	98.750	9/1/2013	40	(9,750)	(250)	9,500
Put - 10-Yr US Treasury Note Future Option	123.500	9/20/2013	48	(18,000)	(32,250)	(14,250)
Put - 10-Yr US Treasury Note Future Option	121.000	9/20/2013	30	(11,250)	(4,688)	6,562
Put - Eurodollar Future Option	99.000	12/16/2013	98	(23,825)	(1,225)	22,600
Put - 3-Mo Euribor Interest Rate Future Option	99.250	6/18/2014	15	(2,906)	(3,197)	(291)
Call - Eurodollar Future Option	99.625	12/15/2014	30	(3,375)	(5,063)	(1,688)
Call - 3-Mo Euribor Interest Rate Future Option	99.625	3/16/2015	18	(5,749)	(6,394)	(645)
Call - Eurodollar Future Option	99.500	6/15/2015	67	(14,238)	(17,169)	(2,931)
Put - Eurodollar Future Option	98.625	6/15/2015	67	(56,950)	(54,856)	2,094
Call - Eurodollar Future Option	99.625	9/14/2015	12	(1,650)	(1,950)	(300)

				$(186,351)	$(172,143)	$14,208

Forward Currency Contracts Open at August 31, 2013

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	AUD	373,000	9/3/2013	DUB	$—	$(5,763)	$(5,763)
Sell	AUD	201,000	9/3/2013	BOA	3,218	—	3,218
Buy	AUD	144,000	10/2/2013	BOA	—	(449)	(449)
Buy	AUD	911,000	10/24/2013	BRC	—	(25,595)	(25,595)
Sell	AUD	911,000	10/24/2013	JPM	23,290	—	23,290
Sell	AUD	356,000	11/6/2013	BRC	11,609	—	11,609
Sell	AUD	2,190,000	11/12/2013	HUS	20,957	—	20,957

See accompanying notes
29

American Beacon Flexible Bond FundSM Schedule of Investments August 31, 2013

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	AUD	230,000	11/12/2013	HUS	$—	$(85)	$(85)
Buy	AUD	123,500	11/13/2013	JPM	—	(2,283)	(2,283)
Buy	AUD	318,500	11/13/2013	HUB	—	(3,758)	(3,758)
Sell	AUD	431,000	1/7/2014	FBF	10,512	—	10,512
Buy	AUD/EUR	233,260	11/13/2013	BRC	—	(7,953)	(7,953)
Buy	AUD/EUR	225,672	11/13/2013	HUB	—	(7,694)	(7,694)
Buy	AUD/NZD	618,500	11/13/2013	UAG	—	(16,015)	(16,015)
Buy	AUD/NZD	247,500	11/13/2013	HUB	—	(6,409)	(6,409)
Sell	AUD/NZD	247,500	11/13/2013	HUB	3,208	—	3,208
Sell	BRL	290,827	9/4/2013	BCC	6,529	—	6,529
Buy	BRL	370,000	9/6/2013	HUS	—	(14,490)	(14,490)
Buy	BRL	330,000	9/6/2013	HUS	—	(8,032)	(8,032)
Buy	BRL	390,000	9/6/2013	HUS	—	(28,078)	(28,078)
Buy	BRL	390,000	9/6/2013	HUS	—	(17,427)	(17,427)
Buy	BRL	540,000	9/6/2013	HUS	—	(32,403)	(32,403)
Buy	BRL	180,000	9/6/2013	HUS	—	(12,399)	(12,399)
Buy	BRL	219,000	9/6/2013	HUS	—	(16,404)	(16,404)
Buy	BRL	3,851,000	9/6/2013	HUS	—	(291,280)	(291,280)
Buy	BRL	180,000	9/6/2013	HUS	—	(11,846)	(11,846)
Buy	BRL	280,000	9/6/2013	HUS	—	(22,877)	(22,877)
Buy	BRL	280,000	9/6/2013	HUS	—	(19,524)	(19,524)
Sell	BRL	1,346,000	9/6/2013	HUS	28,299	—	28,299
Sell	BRL	399,000	9/6/2013	HUS	7,048	—	7,048
Sell	BRL	5,265,000	9/6/2013	HUS	128,378	—	128,378
Sell	BRL	290,827	10/2/2013	BCC	665	—	665
Sell	BRL	936,500	10/18/2013	HUB	15,787	—	15,787
Sell	BRL	966,500	10/18/2013	HUB	13,447	—	13,447
Sell	BRL	977,500	10/18/2013	BRC	18,106	—	18,106
Sell	BRL	1,291,696	10/18/2013	GST	24,023	—	24,023
Sell	BRL	959,500	10/18/2013	JPM	20,806	—	20,806
Sell	BRL	2,409,500	10/18/2013	HUB	15,925	—	15,925
Sell	BRL	4,606,540	11/4/2013	FBF	79,447	—	79,447
Buy	BRL	899,513	9/3/2014	CBK	—	(4,770)	(4,770)
Sell	BRL	899,513	9/3/2014	GST	4,770	—	4,770
Buy	BRL	60,476	12/4/2014	JPM	—	(3,160)	(3,160)
Sell	BRL	60,476	12/4/2014	GST	3,160	—	3,160
Sell	CAD	10,000	9/23/2013	CBK	311	—	311
Sell	CAD	39,000	9/23/2013	BRC	—	(33)	(33)
Sell	CAD	160,000	10/2/2013	HUS	—	(465)	(465)
Sell	CAD	3,250,000	10/2/2013	HUS	6,329	—	6,329
Sell	CAD	510,000	10/2/2013	HUS	5,910	—	5,910
Sell	CAD	380,000	10/2/2013	HUS	8,103	—	8,103
Sell	CAD	190,000	10/2/2013	JPM	2,495	—	2,495
Sell	CAD	370,000	10/2/2013	HUS	—	(566)	(566)
Buy	CAD	97,034	11/13/2013	JPM	—	(1,034)	(1,034)
Buy	CAD/EUR	429,711	11/13/2013	BRC	—	(7,312)	(7,312)
Buy	CAD/EUR	430,962	11/13/2013	HUB	—	(4,960)	(4,960)
Sell	CAD/EUR	212,129	11/13/2013	HUB	3,455	—	3,455
Sell	CAD/EUR	213,981	11/13/2013	HUB	4,002	—	4,002
Sell	CHF	10,140,000	10/18/2013	CBK	—	(216,414)	(216,414)
Sell	CHF	1,130,000	10/18/2013	JPM	1,851	—	1,851
Sell	CHF	1,330,000	10/18/2013	CBK	—	(1,300)	(1,300)
Buy	CHF/EUR	400,782	10/24/2013	JPM	—	(3,331)	(3,331)
Buy	CLP	48,000,000	9/13/2013	HUS	—	(1,029)	(1,029)
Buy	CLP	84,000,000	9/13/2013	HUS	—	(5,018)	(5,018)
Buy	CLP	383,000,000	10/17/2013	HUS	—	(2,118)	(2,118)
Buy	CLP	300,000,000	10/17/2013	HUS	—	(6,503)	(6,503)
Sell	CLP	420,119,000	10/18/2013	UAG	—	(4,664)	(4,664)
Buy	CLP	46,000,000	11/8/2013	HUS	—	(147)	(147)
Buy	CLP	142,000,000	11/8/2013	HUS	—	(1,261)	(1,261)
Buy	CLP	52,000,000	11/8/2013	HUS	—	(2,880)	(2,880)
Buy	CLP	208,000,000	11/8/2013	HUS	4,993	—	4,993
Buy	CLP	75,000,000	11/8/2013	HUS	2,226	—	2,226
Buy	CLP	476,000,000	11/8/2013	HUS	—	(5,131)	(5,131)

See accompanying notes
28

American Beacon Flexible Bond FundSM Schedule of Investments August 31, 2013

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CLP	175,000,000	11/8/2013	HUS	$—	$(592)	$(592)
Buy	CLP	165,072,000	11/18/2013	GST	—	(194)	(194)
Buy	CLP	165,088,000	11/18/2013	DUB	—	(163)	(163)
Buy	CLP	168,120,750	11/20/2013	UAG	103	—	103
Buy	CLP	300,090,000	9/13/2013	HUS	—	(38,755)	(38,755)
Buy	CNY	782,938	11/25/2013	BOA	2,354	—	2,354
Sell	CNY	782,938	11/25/2013	DUB	—	(3,354)	(3,354)
Buy	CNY	843,500	4/7/2016	CBK	—	(6,373)	(6,373)
Sell	CNY	843,500	4/7/2016	BCC	—	(2,506)	(2,506)
Buy	CZK/EUR	4,005,876	11/13/2013	JPM	425	—	425
Buy	CZK/EUR	4,007,421	11/13/2013	JPM	425	—	425
Buy	CZK/EUR	4,002,786	11/13/2013	BRC	424	—	424
Buy	DKK	518,500	9/4/2013	FBF	—	(759)	(759)
Sell	DKK	518,500	9/4/2013	FBF	—	(2,319)	(2,319)
Sell	DKK	518,500	12/4/2013	FBF	758	—	758
Buy	EUR	66,000	9/3/2013	CBK	—	(279)	(279)
Buy	EUR	74,000	9/3/2013	DUB	—	(793)	(793)
Buy	EUR	607,000	9/3/2013	CBK	—	(7,132)	(7,132)
Sell	EUR	153,000	9/3/2013	DUB	1,965	—	1,965
Sell	EUR	594,000	9/3/2013	GST	—	(1,722)	(1,722)
Buy	EUR	134,000	9/4/2013	BRC	1,276	—	1,276
Buy	EUR	433,500	9/4/2013	BRC	—	(4,617)	(4,617)
Sell	EUR	433,500	9/4/2013	BRC	—	(12,693)	(12,693)
Sell	EUR	134,500	9/4/2013	FBF	—	(4,696)	(4,696)
Sell	EUR	53,500	9/20/2013	JPM	180	—	180
Sell	EUR	171,500	9/20/2013	JPM	683	—	683
Sell	EUR	52,500	9/20/2013	JPM	629	—	629
Sell	EUR	79,500	9/20/2013	CBK	149	—	149
Sell	EUR	14,500	9/27/2013	JPM	297	—	297
Sell	EUR	607,000	10/2/2013	CBK	7,144	—	7,144
Buy	EUR	92,000	10/4/2013	FBF	29	—	29
Buy	EUR	470,500	10/4/2013	UAG	—	(2,069)	(2,069)
Sell	EUR	460,000	10/4/2013	UAG	—	(519)	(519)
Sell	EUR	149,500	10/4/2013	FBF	144	—	144
Sell	EUR	486,000	10/4/2013	FBF	—	(7,864)	(7,864)
Sell	EUR	105,500	10/18/2013	UAG	—	(4,634)	(4,634)
Sell	EUR	12,940,000	11/7/2013	CBK	5,940	—	5,940
Sell	EUR	280,000	11/7/2013	HUS	5,912	—	5,912
Sell	EUR	1,250,000	11/7/2013	CBK	—	(1,816)	(1,816)
Sell	EUR	26,500	11/8/2013	FBF	441	—	441
Sell	EUR	511,000	11/8/2013	JPM	—	(5,017)	(5,017)
Sell	EUR	285,000	11/8/2013	JPM	950	—	950
Sell	EUR	958,500	11/8/2013	JPM	—	(621)	(621)
Sell	EUR	214,000	11/20/2013	DUB	652	—	652
Sell	EUR	217,500	11/20/2013	CBK	686	—	686
Sell	EUR	100,500	11/20/2013	DUB	560	—	560
Sell	EUR	433,500	12/4/2013	BRC	4,608	—	4,608
Sell	EUR	137,812	12/5/2013	UAG	2,798	—	2,798
Sell	EUR	39,000	12/18/2013	CBK	157	—	157
Sell	EUR	45,500	12/18/2013	CBK	234	—	234
Sell	EUR/AUD	159,000	11/13/2013	BRC	4,415	—	4,415
Sell	EUR/AUD	154,500	11/13/2013	HUB	3,382	—	3,382
Buy	EUR/CAD	154,500	11/13/2013	HUB	—	(257)	(257)
Buy	EUR/CAD	154,500	11/13/2013	HUB	—	(2,559)	(2,559)
Sell	EUR/CAD	309,000	11/13/2013	BRC	6,085	—	6,085
Sell	EUR/CAD	309,000	11/13/2013	HUB	4,919	—	4,919
Sell	EUR/CHF	325,500	10/24/2013	JPM	3,967	—	3,967
Sell	EUR/CZK	154,500	11/13/2013	JPM	1,076	—	1,076
Sell	EUR/CZK	154,500	11/13/2013	JPM	1,155	—	1,155
Sell	EUR/CZK	154,500	11/13/2013	BRC	917	—	917
Buy	EUR/GBP	125,000	11/13/2013	FBF	—	(1,964)	(1,964)
Sell	EUR/GBP	309,000	11/13/2013	BRC	5,710	—	5,710
Sell	EUR/GBP	185,500	11/13/2013	JPM	3,349	—	3,349
Sell	EUR/GBP	154,500	11/13/2013	DUB	865	—	865

See accompanying notes
29

American Beacon Flexible Bond FundSM Schedule of Investments August 31, 2013

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR/NOK	154,500	11/13/2013	BRC	$3,137	$—	$3,137
Sell	EUR/NOK	154,500	11/13/2013	HUB	2,297	—	2,297
Sell	EUR/NOK	159,500	11/13/2013	DUB	5,158	—	5,158
Sell	EUR/NOK	159,000	11/13/2013	JPM	3,137	—	3,137
Sell	EUR/NOK	154,500	11/13/2013	DUB	3,239	—	3,239
Buy	EUR/ZAR	95,000	10/18/2013	FBF	779	—	779
Buy	EUR/ZAR	378,000	10/18/2013	UAG	16,349	—	16,349
Buy	EUR/ZAR	200,000	10/18/2013	JPM	—	(2,430)	(2,430)
Buy	GBP	107,000	9/12/2013	CBK	4,097	—	4,097
Sell	GBP	72,000	9/12/2013	DUB	633	—	633
Sell	GBP	31,000	9/12/2013	CBK	—	(265)	(265)
Sell	GBP	31,000	9/12/2013	DUB	—	(244)	(244)
Buy	GBP	1,190,000	9/16/2013	HUS	—	(3,027)	(3,027)
Buy	GBP	330,000	9/16/2013	HUS	9,866	—	9,866
Buy	GBP	120,000	9/16/2013	HUS	3,003	—	3,003
Buy	GBP	300,000	9/16/2013	JPM	373	—	373
Sell	GBP	170,000	9/16/2013	HUS	—	(6,907)	(6,907)
Sell	GBP	107,500	9/20/2013	JPM	—	(2,000)	(2,000)
Sell	GBP	110,000	9/20/2013	JPM	2,061	—	2,061
Sell	GBP	109,000	9/20/2013	JPM	—	(138)	(138)
Sell	GBP	107,000	9/20/2013	JPM	—	(1,611)	(1,611)
Sell	GBP	365,500	10/4/2013	FBF	5,422	—	5,422
Sell	GBP	233,000	10/4/2013	FBF	3,723	—	3,723
Sell	GBP	205,000	10/4/2013	FBF	—	(611)	(611)
Sell	GBP	173,000	10/4/2013	FBF	2,371	—	2,371
Sell	GBP	572,500	10/4/2013	FBF	—	(15,863)	(15,863)
Sell	GBP	106,500	10/18/2013	JPM	—	(6,922)	(6,922)
Sell	GBP	202,500	10/18/2013	JPM	—	(13,161)	(13,161)
Sell	GBP	122,500	11/8/2013	JPM	—	(1,833)	(1,833)
Sell	GBP	54,000	12/18/2013	JPM	—	(1,372)	(1,372)
Buy	GBP/EUR	266,284	11/13/2013	BRC	—	(1,764)	(1,764)
Buy	GBP/EUR	159,805	11/13/2013	JPM	—	(1,058)	(1,058)
Buy	GBP/EUR	133,802	11/13/2013	DUB	2,131	—	2,131
Sell	GBP/EUR	106,698	11/13/2013	FBF	1,951	—	1,951
Sell	HUF	2,624,304	10/18/2013	UAG	—	(114)	(114)
Sell	ILS	154,055	11/13/2013	UAG	1,154	—	1,154
Buy	INR	25,000,000	9/23/2013	HUS	—	(35,568)	(35,568)
Buy	INR	8,000,000	9/23/2013	HUS	—	(11,687)	(11,687)
Buy	INR	162,000,000	9/23/2013	HUS	—	(269,074)	(269,074)
Buy	INR	21,000,000	9/23/2013	HUS	—	(24,505)	(24,505)
Buy	INR	9,000,000	9/23/2013	HUS	—	(4,915)	(4,915)
Buy	INR	19,000,000	9/23/2013	HUS	3,717	—	3,717
Buy	JPY	18,000,000	9/9/2013	CBK	—	(940)	(940)
Buy	JPY	911,200,000	9/9/2013	CBK	70,604	—	70,604
Sell	JPY	86,000,000	9/9/2013	JPM	—	(9,528)	(9,528)
Sell	JPY	86,000,000	9/9/2013	JPM	—	(17,479)	(17,479)
Sell	JPY	98,000,000	9/9/2013	JPM	35,955	—	35,955
Sell	JPY	1,597,000,000	9/9/2013	CBK	—	(199,174)	(199,174)
Sell	JPY	130,000,000	9/9/2013	CBK	—	(15,326)	(15,326)
Sell	JPY	120,000,000	9/9/2013	JPM	1,575	—	1,575
Sell	JPY	55,000,000	9/9/2013	HUS	7,049	—	7,049
Sell	JPY	1,156,500,000	9/9/2013	CBK	—	(63,382)	(63,382)
Sell	JPY	203,000,000	9/9/2013	HUS	—	(1,584)	(1,584)
Buy	JPY	32,500,000	10/17/2013	CBK	3,552	—	3,552
Buy	JPY	62,500,000	10/17/2013	BOA	7,348	—	7,348
Buy	JPY	20,900,000	10/17/2013	DUB	—	(1,297)	(1,297)
Sell	JPY	101,000,000	10/17/2013	BOA	—	(7,375)	(7,375)
Sell	JPY	23,990,000	11/8/2013	JPM	—	(3,814)	(3,814)
Sell	JPY	1,540,000	11/8/2013	JPM	41	—	41
Buy	JPY/MXN	50,117,555	10/18/2013	JPM	—	(12,084)	(12,084)
Sell	JPY/MXN	51,643,397	10/18/2013	JPM	—	(10,594)	(10,594)
Sell	KRW	1,474,000,000	10/18/2013	HUS	—	(29,795)	(29,795)
Sell	KRW	398,000,000	10/18/2013	HUS	—	(3,726)	(3,726)
Sell	KRW	536,000,000	10/18/2013	HUS	—	(2,399)	(2,399)

See accompanying notes
30

American Beacon Flexible Bond FundSM Schedule of Investments August 31, 2013

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	KRW	1,281,000,000	11/15/2013	HUS	$—	$(6,923)	$(6,923)
Buy	MXN	12,899,250	10/18/2013	UAG	—	(38,370)	(38,370)
Sell	MXN	8,595,000	10/18/2013	BRC	21,988	—	21,988
Sell	MXN	5,209,500	10/18/2013	BRC	3,847	—	3,847
Buy	MXN/JPY	6,633,000	10/18/2013	JPM	—	(21,009)	(21,009)
Sell	MXN/JPY	6,633,000	10/18/2013	JPM	28,144	—	28,144
Buy	MYR	5,802,670	10/17/2013	DUB	—	(34,191)	(34,191)
Sell	MYR	662,900	10/17/2013	CBK	—	(1,263)	(1,263)
Sell	MYR	3,421,596	10/17/2013	FBF	—	(6,829)	(6,829)
Sell	MYR	1,192,446	10/17/2013	DUB	9,962	—	9,962
Sell	MYR	539,495	10/17/2013	CBK	5,039	—	5,039
Sell	NOK	400,000	10/18/2013	BRC	—	(701)	(701)
Sell	NOK	400,000	10/18/2013	BRC	—	(701)	(701)
Buy	NOK/EUR	1,224,709	11/13/2013	BRC	—	(7,787)	(7,787)
Buy	NOK/EUR	1,221,678	11/13/2013	HUB	—	(7,441)	(7,441)
Buy	NOK/EUR	1,284,262	11/13/2013	DUB	—	(6,712)	(6,712)
Buy	NOK/EUR	1,292,872	11/13/2013	JPM	—	(2,627)	(2,627)
Buy	NOK/EUR	1,225,308	11/13/2013	DUB	—	(7,791)	(7,791)
Buy	NOK/SEK	6,971,000	11/13/2013	JPM	—	(44,324)	(44,324)
Buy	NOK/SEK	1,912,000	11/13/2013	JPM	—	(3,885)	(3,885)
Buy	NOK/SEK	927,500	11/13/2013	JPM	—	(5,649)	(5,649)
Buy	NZD	1,980,000	9/20/2013	HUS	—	(13,698)	(13,698)
Sell	NZD	320,000	9/20/2013	HUS	—	(1,444)	(1,444)
Sell	NZD	6,460,000	9/20/2013	CBK	64,847	—	64,847
Sell	NZD	990,000	9/20/2013	CBK	3,834	—	3,834
Sell	NZD	610,000	9/20/2013	HUS	13,944	—	13,944
Sell	NZD	480,000	9/20/2013	CBK	211	—	211
Buy	NZD/AUD	283,833	11/13/2013	HUB	—	(4,199)	(4,199)
Sell	NZD/AUD	702,901	11/13/2013	UAG	23,410	—	23,410
Sell	NZD/AUD	281,443	11/13/2013	HUB	9,237	—	9,237
Sell	NZD/ZAR	247,500	11/13/2013	JPM	9,117	—	9,117
Sell	PLN	6,270,000	10/10/2013	CBK	—	(80,446)	(80,446)
Sell	PLN	1,960,000	10/10/2013	CBK	—	(24,149)	(24,149)
Sell	PLN	370,000	10/10/2013	JPM	2,875	—	2,875
Sell	PLN	1,170,000	10/10/2013	HUS	4,019	—	4,019
Sell	PLN	1,190,000	10/10/2013	JPM	—	(7,780)	(7,780)
Sell	PLN	960,000	10/10/2013	CBK	410	—	410
Buy	PLN/SEK	4,164,500	10/24/2013	JPM	—	(3,933)	(3,933)
Buy	RUB	31,300,000	9/16/2013	JPM	—	(41,114)	(41,114)
Sell	RUB	31,300,000	9/16/2013	JPM	35,858	—	35,858
Buy	SEK	40,238	9/3/2013	UAG	5	—	5
Sell	SEK/NOK	7,637,079	11/13/2013	JPM	29,903	—	29,903
Sell	SEK/NOK	2,067,646	11/13/2013	JPM	4,004	—	4,004
Sell	SEK/NOK	1,019,935	11/13/2013	JPM	3,156	—	3,156
Sell	SEK/PLN	8,420,861	10/24/2013	JPM	19,370	—	19,370
Sell	SGD	262,500	11/8/2013	JPM	778	—	778
Sell	ZAR	1,770,500	10/18/2013	BRC	2,900	—	2,900
Sell	ZAR	5,019,500	11/6/2013	FBF	21,080	—	21,080
Sell	ZAR/EUR	1,297,430	10/18/2013	FBF	—	(546)	(546)
Sell	ZAR/EUR	4,930,519	10/18/2013	UAG	6,982	—	6,982
Sell	ZAR/EUR	2,681,722	10/18/2013	JPM	7,723	—	7,723
Buy	ZAR/NZD	1,958,084	11/13/2013	JPM	—	(11,048)	(11,048)

					$1,087,987	$(2,105,253)	$(1,017,266)

Short Sales:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
CCBOAIUS3 Swap Cash Collateral	1.0000%	12/31/2030	$300,000	$—	$(300,000)

			$300,000	$—	$(300,000)

See accompanying notes
31

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2013

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital	DUL	Deutsche Bank London	HUB	HSBC Bank PLC
BOA	Bank of America, N.A.	FBF	Credit Suisse International	HUS	HSBC Bank USA
BNP	BNP Paribas, N.A.	GFX	Credit Suisse London Branch	JPM	JPMorgan Chase Bank, N.A.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co. Inc.
				MYC	Morgan Stanley Capital Services,
CBK	Citibank, N.A.	GSC	Goldman Capital Markets		Inc.
DUB	Deutsche Bank AG	GST	Goldman Sachs International	UAG	UBS AG
				UBL	UBS AG London

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zolty
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	New Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CLP	Chilean Peco	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Index Abbreviations:

ABX	Asset Backed Securities Index	CDX.IG	Credit Derivatives Index - Investment Grade	iTraxx	Markit iTraxx Europe
CDX	Credit Default Swap Index	CMBX	Commercial Mortgage Backed Securities Index

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
BBR	Bank Bill Rates	CPI	Consumer Price Index	NIBOR	Norwegian Interbank Offered Rate
BBSW	Bank-Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Intere’s Interbancaria de Equilibrio
CD	Certificate of Deposit	IRS	Interest Rate Swap	TELBOR	TelAviv Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate
CDS	Credit Default Swap	LIBOR	London Interbank Offer Rate

See accompanying notes
32

American Beacon Flexible Bond FundSM Statement of Assets and Liabilities
August 31, 2013 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$288,538
Purchased options and swaptions outstanding C	1,315
Foreign currency, at fair value B	787
Cash	16
Swap premiums paid	1,708
Swap Income receivable	88
Receivable for investments sold	24,393
Receivable for fund shares sold	1,661
Dividends and interest receivable	2,091
Receivable for tax reclaims	37
Receivable for expense reimbursement (Note 2)	57
Receivable for variation margin from open futures contracts	491
Unrealized appreciation from swap agreements	2,167
Unrealized appreciation from foreign currency contracts	1,088
Prepaid expenses	31
Other assets	2

Total assets	324,470

Liabilities:
Payable for investments purchased	37,348
Payable for fund shares redeemed	179
Payable for short sales	300
Swap premiums received	285
Swap income payable	184
Written options, at fair value (premiums received $888)	929
Management and investment advisory fees payable	233
Administrative service and service fees payable	112
Transfer agent fees payable	7
Custody and fund accounting fees payable	7
Professional fees payable	103
Prospectus and shareholder reports fees payable	3
Trustee fees payable	3
Due to brokers	163
Payable for variation margin from open futures contracts	173
Unrealized depreciation of swap agreements	2,418
Unrealized depreciation from foreign currency contracts	2,105
Other liabilities	15

Total liabilities	44,567

Net assets	$279,903

Analysis of Net Assets:
Paid-in-capital	285,698
Undistributed net investment income	1,008
Accumulated net realized gain	452
Unrealized depreciation of investments	(4,258)
Unrealized depreciation of foreign currency contracts	(3,102)
Unrealized appreciation of futures contracts	318
Unrealized depreciation of swap agreements	(260)
Unrealized appreciation of options and swaptions contracts	47

Net assets	$279,903

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	12,466,175

Y Class	3,902,047

Investor Class	5,488,976

A Class	4,071,030

C Class	1,511,879

See accompanying notes
33

American Beacon Flexible Bond FundSM Statement of Assets and Liabilities
August 31, 2013 (in thousands, except share and per share amounts)

Net assets (not in thousands):
Institutional Class	$127,322,158

Y Class	$39,897,599

Investor Class	$56,015,406

A Class	$41,376,389

C Class	$15,291,798

Net asset value, offering and redemption price per share:
Institutional Class	$10.21

Y Class	$10.22

Investor Class	$10.21

A Class	$10.16

A Class (offering price)	$10.67

C Class	$10.11

A Cost of investments in unaffiliated securities	$294,840
B Cost of foreign currency	$810
C Cost of purchased options outstanding	$1,276

See accompanying notes
34

American Beacon Flexible Bond FundSM Statement of Operations
For the Year ended August 31, 2013 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$2
Interest income	2,839

Total investment income	2,841

Expenses:
Management and investment advisory fees (Note 2)	778
Administrative service fees (Note 2):
Institutional Class	86
Y Class	65
Investor Class	137
A Class	101
C Class	39
Transfer agent fees:
Institutional Class	7
Y Class	1
Investor Class	16
A Class	5
C Class	2
Custody and fund accounting fees	41
Professional fees	186
Registration fees and expenses	80
Service fees (Note 2):
Y Class	22
Investor Class	162
A Class	38
C Class	15
Distribution fees (Note 2):
A Class	63
C Class	99
Prospectus and shareholder report expenses	30
Insurance fees	1
Trustee fees	9
Other expenses	15

Total expenses	1,998

Net fees waived and expenses reimbursed (Note 2)	(378)

Net expenses	1,620

Net investment income	1,221

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	2,608
Foreign currency transactions	1,549
Futures contracts	847
Swap agreements	(2,442)
Option and swaption contracts	(55)
Change in net unrealized appreciation or (depreciation) from:
Investments	(6,030)
Foreign currency transactions	(2,447)
Futures contracts	319
Swap agreements	(476)
Options and swaption contracts	68

Net loss on investments	(6,059)

Net decrease in net assets resulting from operations	$(4,838)

A Foreign taxes	$16

See accompanying notes
35

American Beacon Flexible Bond FundSM
Statement of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,221	$447
Net realized gain from investments, foreign currency, futures contracts, swap agreements and option and swaptions contracts	2,507	1,809
Change in net unrealized appreciation or (depreciation) from investments, foreign currency, futures contracts, swap agreements and option and swaptions contracts	(8,566)	1,162

Net increase (decrease) in net assets resulting from operations	(4,838)	3,418

Distributions to Shareholders:
Net investment income:
Institutional Class	(699)	(447)
Y Class	(454)	(165)
Investor Class	(826)	(235)
A Class	(463)	(117)
C Class	(156)	(36)
Net realized gain on investments:
Institutional Class	(91)	–
Y Class	(196)	–
Investor Class	(411)	–
A Class	(210)	–
C Class	(93)	–

Net distributions to shareholders	(3,599)	(1,000)

Net increase in net assets from capital share transactions	224,840	30,112

Net increase in net assets	216,403	32,530

Net Assets:
Beginning of period	63,500	30,970

End of Period *	$279,903	$63,500

* Includes undistributed net investment income (loss) of	$1,008	$579

See accompanying notes
36

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Flexible Bond Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investm ent of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the

37

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees for the year ended August 31, 2013 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.59%	$778	$713	$65

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended August 31, 2013, the Fund did not utilize the credit facility.

38

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. During the year ended August 31, 2013, the Manager reimbursed expenses as follows:

Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$92,730	2016
Y	0.99%	60,462	2016
Investor	1.27%	125,417	2016
A	1.39%	71,297	2016
C	2.14%	28,498	2016

Of these amounts, $56,731 is receivable from the Manager, as of August 31, 2013. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2016. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $146,216 and $274,377 expiring in 2014 and 2015, respectively. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2013 Foreside collected $20,106 from the sale of A Class Shares.

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $250,000 or more that are redeemed in whole or part within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2013, there were no CDSC fees collected for the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2013 CDSC charges of $2,343 were collected.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

39

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

40

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

41

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for transfers between levels of the Fund’s assets and liabilities. As of August 31, 2013, the investments were classified as described below (in thousands):

Flexible Bond Fund [1]	Level 1	Level 2	Level 3	Total
Preferred Stock	$39	$381	$—	$420
Domestic Convertible Obligations	—	3,488	—	3,488
Domestic Obligations	—	62,196	—	62,196
Foreign Convertible Obligations	—	3,132	—	3,132
Foreign Obligations	—	62,802	—	62,802
Asset-Backed Obligations	—	1,559	221	1,780
Non-Agency Mortgage-Backed Obligations	—	10,212	—	10,212
U.S. Agency Mortgage-Backed Obligations	—	17,238	—	17,238
U.S. Agency Obligations	—	600	—	600
U.S. Treasury Obligations	—	56,681	—	56,681
Short-Term Investments
Other Investment Companies	30,573	—	—	30,573
Certificate of Deposits	—	497	—	497
Repurchase agreements	—	2,900	—	2,900
U.S. Treasury Bills	—	36,019	—	36,019

Total Investments in Securities	$30,612	$257,705	$221	$288,538

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Assets
Purchased options outstanding	$—	$1,315	$—	$1,315
Futures contracts	491	—	—	491
Interest Rate Swap agreements	—	2,977	—	2,977
Credit Default Swap agreements	—	685	—	685
Forward currency contracts	—	1,088	—	1,088

	$491	$6,065	$—	$6,556

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Liabilities
Short Sales	$—	$(300)	$—	$(300)
Written options outstanding	—	(929)	—	(929)
Futures contracts	(173)	—	—	(173)
Interest Rate Swap agreements	—	(2,290)	—	(2,290)
Credit Default Swap agreements	—	(198)	—	(198)
Forward currency contracts	—	(2,105)	—	(2,105)

	$(173)	$(5,822)	$—	$(5,995)

[1]	Refer to the Schedule of Investments for Industry Information

The following is a reconciliation of Level 3 assets of the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Asset-Backed Obligations	Totals
Beginning Balance as of 8/31/2012	$—	$—
Net Purchases	—	—
Net Sales	—	—
Accrued Discounts/(Premiums)	—	—
Realized Gain/(Loss)	—	—
Net Change in Unrealized Appreciation/(Depreciation)[2]	—	—
Transfers into Level 3	221	221
Transfers out of Level 3	—	—

Ending Balance 8/31/2013	$221	$221

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 8/31/2013*	$25	$25

42

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Asset-Backed Obligations
Ending Balance as of 8/31/2013	$221
Valuation Technique	Third Party Vendor
Unobservable Inputs	Broker Quote
Input Value(s)	$4.42

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2013, the Fund did not have any commission recapture.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

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American Beacon Flexible Bond FundSM Notes to Financial Statements
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Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Emerging Markets Debt

The Fund may invest in emerging markets dept. The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

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American Beacon Flexible Bond FundSM Notes to Financial Statements
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The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Certificate of Deposit

A savings certificate entitling the bearer to receive interest. A Certificate of Deposit (“CD”) bears a fixed maturity date, has a specified fixed interest rate, and can be issued in any denomination. CDs are generally issued by commercial banks and are currently insured by the Federal Deposit Insurance Corporation (FDIC) up to a maximum of $250,000. CDs are generally offered at terms ranging from one month to five years.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding as of August 31, 2013 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages,

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or nonconforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2013, short positions were held by the Fund.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to

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American Beacon Flexible Bond FundSM Notes to Financial Statements
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determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options

For the six months ended August 31, 2013, the Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end (in thousands).

	Average Purchased Option and Swaption Contracts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$38,168	$20,632

	Average Written Option and Swaption Contracts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$59,514	$45,648

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to

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American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the

52

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2013 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the six months ended August 31, 2013, the Fund entered into credit default swaps primarily for return enhancement hedging and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

	Credit Default Swap Notional Amounts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$15,835	$10,720

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the six months ended August 31, 2013, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

	Interest Rate Swap Notional Amounts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$6,511,553	$7,724,687

Over-the Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

53

American Beacon Flexible Bond FundSM Notes to Financial Statements August 31, 2013

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the six months ended August 31, 2013, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

	Outstanding Contract Amounts Bought
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$35,732	$46,668

	Outstanding Contract Amounts Sold
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	$83,196	$177,056

54

American Beacon Flexible Bond FundSM Notes to Financial Statements August 31, 2013

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended August 31, 2013, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Contracts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
Flexible Bond	11	9

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1) (3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of foreign currency contracts	$—	$1,088	$—	$—	$1,088
Receivable for variation margin from open futures contracts(2)	—	—	491	—	491
Unrealized appreciation from swap agreements	86	—	2,082	—	2,168
Purchased options and swaptions outstanding	—	449	866	—	1,315

	$86	$1,537	$3,439	$—	$5,062

Liabilities:
Unrealized depreciation of foreign currency contracts	$—	$(2,105)	$—	$—	$(2,105)
Payable for variation margin from open futures contracts(2)	—	—	(173)	—	(173)
Unrealized depreciation from swap agreements	(177)	—	(2,239)	—	(2,416)
Written options and swaptions outstanding	—	(272)	(657)	—	(929)

	$(177)	$(2,377)	$(3,069)	$—	$(5,623)

55

American Beacon Flexible Bond FundSM Notes to Financial Statements August 31, 2013

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2013 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from foreign currency transactions	$—	$1,549	$—	$1,549
Net realized gain (loss) from futures contracts	—	—	847	847
Net realized gain (loss) from swap agreements	6	—	(2,448)	(2,442)
Net realized gain (loss) from option and swaption contracts	—	(96)	41	(55)

	$6	$(1,453	$(1,560)	$(101)

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) from foreign currency contracts	$—	$(668)	$—	$(668)
Change in net unrealized appreciation or (depreciation) from futures contracts	—	—	319	319
Change in net unrealized appreciation or (depreciation) from swap agreements	36	—	(512)	(476)
Change in net unrealized appreciation or (depreciation) from option and swaption contracts	—	49	19	68

	$36	$(619)	$(174)	$(757)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin in reported within the Statement of Assets and Liabilities.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of

56

American Beacon Flexible Bond FundSM Notes to Financial Statements August 31, 2013

hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges

57

American Beacon Flexible Bond FundSM Notes to Financial Statements August 31, 2013

from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2011, 2012, and 2013, remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

58

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

The tax character of distributions paid was as follows (in thousands):

	Year ended August 31, 2013	Year ended August 31, 2012
Distributions paid from:
Ordinary income*:
Institutional Class	$699	$447
Y Class	454	165
Investor Class	826	235
A Class	463	117
C Class	156	36
Tax Basis Return of Capital:
Institutional Class	91	—
Y Class	196	—
Investor Class	411	—
A Class	210	—
C Class	93	—

Total distributions paid	$3,599	$1,000

*	For tax purposes, short-term capital gains are considered ordinary income distributed.

As of August 31, 2013, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$297,897

Unrealized appreciation	14,433
Unrealized depreciation	(21,304)

Net unrealized appreciation (depreciation)	(6,871)

Undistributed ordinary income	263
Accumulated long-term gain(loss)	852
Other temporary differences	(39)

Distributable earnings (deficit)	$(5,795)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains(losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and income from publicly traded partnerships that have been reclassified as of August 31, 2013 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	1,806
Accumulated net realized gain(loss)	(1,807)
Unrealized appreciation or (depreciation) of investments, futures contracts, option and swaption contracts andforeign currency translations	1

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be

59

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund does not have capital loss carryforwards as of August 31, 2013.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2013 were (in thousands)

	Purchases	Sales
Securities	$297,099	$119,117
U.S. Treasury Obligations	84,050	37,424

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended August 31, 2013 were as follows (dollars in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2012	(3,400)	$(3,892)	$(149)
Options written	(4,262,279)	(4,263,336)	(1,374)
Options expired	41,756	41,935	245
Options exercised	—	38	11
Options closed	390,357	390,827	379

Outstanding at August 31, 2013	(3,833,566)	$(3,834,428)	$(888)

60

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2013

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year ended August 31, 2013

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,251	$127,889	3,671	$38,660	5,973	$63,335
Reinvestment of dividends	73	763	58	607	105	1,102
Shares redeemed	(1,108)	(11,726)	(1,076)	(11,315)	(2,611)	(27,311)

Net increase in shares outstanding	11,216	$116,926	2,653	$27,952	3,467	$37,126

	A Class		C Class		Totals
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Total
Shares sold	3,693	$38,967	1,113	$11,697	26,701	$280,548
Reinvestment of dividends	48	500	16	168	300	3,140
Shares redeemed	(660)	(6,891)	(155)	(1,605)	(5,610)	(58,848)

Net increase in shares outstanding	3,081	$32,576	974	$10,260	21,391	$224,840

For the Year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	388	$3,968	1,534	$15,687	2,128	$21,828
Reinvestment of dividends	44	447	12	124	20	206
Shares redeemed	(1,978)	(20,515)	(311)	(3,213)	(154)	(1,592)

Net increase (decrease) in shares Outstanding	(1,546)	$(16,100)	1,235	$12,598	1,994	$20,442

	A Class		C Class		Totals
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Total
Shares sold	1,173	$12,006	512	$5,273	5,735	$58,762
Reinvestment of dividends	8	87	2	26	86	890
Shares redeemed	(396)	(4,072)	(14)	(148)	(2,853)	(29,540)

Net increase in shares outstanding	785	$8,021	500	$5,151	2,968	$30,112

61

American Beacon Flexible Bond FundSM Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class				Y Class
	Year Ended August 31,		July 5 to August 31, 2011		Year Ended August 31,		July 5 to August 31, 2011
	2013	2012			2013	2012
Net asset value, beginning of period	$10.48	$10.05	$10.00		$10.51	$10.05	$10.00

Income from investment operations:
Net investment income	0.34	0.02	0.02		0.22	0.10	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.24)	0.59	0.05		(0.15)	0.53	0.05

Total income (loss) from investment operations	0.10	0.61	0.07		0.07	0.63	0.07

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.02)		(0.22)	(0.17)	(0.02)
Distributions from net realized gains on securities	(0.14)	—	—		(0.14)	—	—
Return of capital	—	—	0.00	A	—	—	—

Total distributions	(0.37)	(0.18)	(0.02)		(0.36)	(0.17)	(0.02)

Net asset value, end of period	$10.21	$10.48	$10.05		$10.22	$10.51	$10.05

Total return B	0.83%	6.34%	0.70	%C	0.58%	6.20%	0.69	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$127,322	$13,095	$28,105		$39,898	$13,132	$144
Ratios to average net assets:
Expenses, before reimbursements	1.22%	1.42%	3.58	%D	1.26%	1.49%	18.27	%D
Expenses, net of reimbursements	0.90%	0.90%	—	%D	0.99%	0.99%	—	%D
Net investment income (loss), before reimbursements	0.84%	0.44%	(2.37	)%D	0.91%	0.54%	(17.04	)%D
Net investment income (loss), net of reimbursements	1.15%	0.96%	1.20	%D	1.19%	1.04%	1.23	%D
Portfolio turnover rate	112%	88%	44	%E	112%	88%	44	%E

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.

62

American Beacon Flexible Bond FundSM Financial Highlights
(For a share outstanding throughout the period)

Investor Class				A Class				C Class
Year Ended August 31,		July 5 to August 31, 2011		Year Ended August 31,		July 5 to August 31, 2011		Year Ended August 31,		July 5 to August 31, 2011
2013	2012			2013	2012			2013	2012
$10.51	$10.07	$10.00		$10.49	$10.06	$10.00		$10.49	$10.09	$10.00

0.18	0.09	0.02		0.21	0.07	0.02		0.14	0.04	0.02
(0.13)	0.52	0.07		(0.18)	0.51	0.06		(0.19)	0.48	0.09

0.05	0.61	0.09		0.03	0.58	0.08		(0.05)	0.52	0.11

(0.21)	(0.17)	(0.02)		(0.22)	(0.15)	(0.02)		(0.19)	(0.12)	(0.02)
(0.14)	—	—		(0.14)	—	—		(0.14)	—	—
—	—	—		—	—	—		—	—	—

(0.35)	(0.17)	(0.02)		(0.36)	(0.15)	(0.02)		(0.33)	(0.12)	(0.02)

$10.21	$10.51	$10.07		$10.16	$10.49	$10.06		$10.11	$10.49	$10.09

0.38%	5.99%	0.90	%C	0.16%	5.70%	0.80	%C	(0.54)%	5.15%	1.11	%C

$56,015	$21,245	$277		$41,376	$10,387	$2,064		$15,292	$5,641	$380

1.54%	1.76%	8.22	%D	1.67%	1.93%	4.49	%D	2.43%	2.74%	9.66	%D
1.27%	1.27%	—	%D	1.39%	1.39%	—	%D	2.14%	2.14%	—	%D
0.65%	0.30%	(6.93	)%D	0.50%	0.05%	(3.25	)%D	(0.24)%	(0.73)%	(8.48	)%D
0.92%	0.79%	1.29	%D	0.79%	0.59%	1.24	%D	0 .04%	(0.13)%	1.18	%D
112%	88%	44	%E	112%	88%	44	%E	112%	88%	44	%E

63

American Beacon Funds

Privacy Policy

August 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2013.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0%
Qualified Dividend Income	0%
Short-Term Capital Gain Distributions	$3,466,969

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

64

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

65

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•

a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•

confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

66

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client

67

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Funds (Unaudited)

accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Flexible Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Flexible Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon Flexible Bond Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-year period ended March 31, 2013; (2) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (3) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio.

68

Disclosure Regarding the Board of Trustees’ Approval of the Management
Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Brandywine Global Investment Management, LLC (“Brandywine”), GAM International Management LTD. (“GAM”) and Pacific Investment Management Company, LLC (“PIMCO”), the Trustees considered the following additional factors: (1) Brandywine, GAM and PIMCO each outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (2) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Flexible Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Flexible Bond Fund.

69

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc.; (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008- present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (76)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);

Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American

Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust

(1996-2012).

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

70

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-2012); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS	Term One Year

Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008- 2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008- Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004- Present).

Wyatt Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

71

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998- 2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010- 2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com, the Funds’ website approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Flexible Bond Fund and American Beacon Funds are service marks of American Beacon Advisors, Inc.

AR 8/13

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Zebra Global Equity and Zebra Small Cap Equity Funds

Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. At times, certain securities may have limited marketability and may be difficult to sell. The Fund may invest in futures contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Zebra Small Cap Equity Fund may participate in a securities lending program.

The London Company Income Equity Fund

The Fund’s primary risks include focused holdings risk, interest rate risk, small and medium capitalization risk, foreign exposure risk, future contracts risk, dividend risk and credit risk. These risks may expose the Fund’s investments to greater price fluctuations than the market as a whole. Because the Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund may invest in futures contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in dividend-paying stocks entails dividend risk, which is the risk that a stock may not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Credit risk is the risk that the decline in an issuer’s credit rating may have an adverse impact on the value of that security.

SiM High Yield Opportunities Fund

This Fund typically invests in a variety of domestic and foreign high-yield, high risk securities. Investing in high-yield securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. These risks are enhanced through the use of derivative securities, foreign and emerging markets securities.

Please see the prospectus for a more complete discussion of the risks of investing in these Funds.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2013

Dear Shareholders,

Over the past 12 months, world markets continued to steadily climb a wall of worry. Despite concerns over a possible tapering of the U.S. Federal Reserve quantitative easing program, uncertainty over Federal Reserve Chairman Ben Bernanke’s replacement, a possible slowdown in China and the looming political battle over the U.S. debt ceiling, American Beacon’s actively managed funds posted strong gains.

For the 12-month period ended August 31, 2013:

The American Beacon The London Company Income Equity Fund (Investor Class) returned 15.14%.

The American Beacon Zebra Global Equity Fund (Investor Class) returned 16.32%.

The American Beacon Zebra Small Cap Equity Fund (Investor Class) returned 29.30%.

The American Beacon SiM High Yield Opportunities Fund (Investor Class) returned 9.84%.

American Beacon is gratified to be associated with strong investment management teams such as the ones that manage these funds.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

August 31, 2013 (Unaudited)

U.S. stocks posted strong results for the year ended August 31, 2013. An improving economy, low interest rates and recovering investor sentiment helped drive the market higher, as did the Federal Reserve’s continued quantitative easing program. Despite a hiccup in the middle of the period under review, when Federal Reserve Chairman Ben Bernanke introduced the notion of the “taper,” the rally was as broad-based as it was strong.

The 12-month period began with a rough patch. During the fourth quarter of 2012, only half of the ten sectors of the S&P 500 Index earned positive total returns, led by Financials at 5.9% and Industrials at 3.7%. The bottom sectors were Telecommunications, which lost 6.0%, and Information Technology, which lost 5.7%. Large-cap and large-cap growth stocks each had negative returns of -0.4% and -1.3%, respectively, as measured by the S&P 500 Index and the Russell 1000 Growth Index. The one bright spot was small-cap value stocks, represented by the Russell 2000 Value Index, which was up 3.2% during the fourth quarter of 2012.

The early part of 2013, however, proved to be exceptionally strong. At the end of the first quarter, on March 28, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007. The index gained 14.1% between the first of the year and May 21. On that day, though, Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end at some point, the first mention of the so-called taper, sending shock waves through the market. The S&P 500 Index dropped more than 5% in the space of a month.

Subsequently, June broke a seven-month winning streak for both the S&P 500 and the Nasdaq indexes, but the market quickly found its footing and began to rally at that point. Even with the taper-induced drop-off, by the end of June, the S&P 500 Index had posted its best first half of any year since 1998.

The overall U.S. economy showed strength as well. Coming off a disappointing fourth quarter of 2012, in which the gross domestic product (GDP) grew at just 0.4%, GDP bounced back to 1.1% growth in the first quarter of 2013 and 2.5% in the second quarter. Unemployment continued to drop in a slow but mostly steady fashion, from 8.1% in August 2012 to 7.3% in August 2013. Although this was good news for the larger economy, the falling unemployment rate made some investors nervous, because Chairman Bernanke has indicated that the economy would be healthy enough for him to end quantitative easing once the unemployment rate reached 7.0%.

For the 12 months that ended August 31, 2013, the S&P 500 Index returned 18.7%. Value stocks showed an even stronger performance, with the Russell 1000 Value Index returning 23.1% over the same period. Small-cap stocks were the strongest of all as the Russell 2000 Index returned 26.3% over the 12-month period.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

The Investor Class of The London Company Income Equity Fund (the “Fund”) returned 15.14% for the twelve-month period ended August 31, 2013, trailing the Russell 1000 Value® Index (the “Index”) return of 23.10% and the Lipper Equity Income Funds Index return of 18.23%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 5/29/12 through 8/31/13

Total Returns for the Period ended 8/31/13

	1 Year	Since Incep. (5/29/12)	Value of $10,000 5/29/12- 8/31/13
Institutional Class (1,2,4)	15.55%	16.90%	$12,169
Y Class (1,2,4)	15.45%	16.81%	$12,158
Investor Class (1,2,4)	15.14%	16.47%	$12,114
A Class with sales charge (1,2,4)	8.27%	10.92%	$11,392
A Class without sales charge (1,2,4)	14.88%	16.26%	$12,086
C Class with sales charge (1,2,4)	13.05%	15.42%	$11,976
C Class without sales charge (1,2,4)	14.05%	15.42%	$11,976
Russell 1000 Value Index (3)	23.10%	24.23%	$13,137
Lipper Equity Income Funds Index (3)	18.23%	19.73%	$12,541

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.25%, 1.35%, 1.63%, 1.75%, and 2.50%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the Index was largely driven by weaker stock selection. To a lesser extent, the Fund’s sector allocation versus the Index also proved to be unfavorable to performance.

Weak stock selection in the Consumer Staples, Information Technology and Financials sectors proved to be the largest detractors from relative returns. Despite the Fund’s aggregate holdings in these economic sectors producing positive absolute returns, these securities lagged the gains generated by those in the Index.

Within the Consumer Staples sector, the Fund was negatively impacted by holding Coca Cola (up 4.1%). International Business Machines (down 6.5%) hindered relative returns within the Information Technology sector while Hatteras Financial Corporation (down 29.3%) was the primary driver of the negative impact within the Financials sector.

Several of the holdings within the Materials sector were bright spots for returns. In particular, MeadWestvaco (up 27.1%) displayed strong results.

Given the Fund’s portfolio construction approach and high conviction weightings across securities, the Fund’s over or underweight positioning relative to the economic sectors will typically have less of an impact on relative returns.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

However, the Fund was slightly hampered by its sector positioning. Specifically, maintaining an overweight to the Materials and Utilities sectors impeded results as those sectors trailed the overall market. Additionally, underweighting the strong Financials sector (up 30.1%) also negatively impacted returns. Offsetting some of the headwinds from the Fund’s overall positioning was an underweight to the Energy sector (up 12.0%) as it was one of the weaker performers.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)

Wells Fargo & Co.		4.0
Albemarle Corp.		3.6
Federated Investors, Inc.		3.6
Bristol-Myers Squibb Co.		3.5
General Dynamics Corp.		3.4
BlackRock, Inc.		3.4
Pfizer, Inc.		3.4
Verizon Communications, Inc.		3.3
ConocoPhillips		3.1
Cincinnati Financial Corp.		3.1

Total Fund Holdings	36

Sector Allocation (% Equities)

Financials	21.5
Information Technology	15.3
Consumer Staples	12.9
Consumer Discretionary	9.8
Materials	9.6
Health Care	9.0
Utilities	8.3
Energy	6.4
Industrials	3.7
Telecommunication Services	3.5

Global Equity Market Overview

August 31, 2013 (Unaudited)

During the 12-month period ended August 31, 2013, the global equity markets moved steadily higher, with the exception for two moderate pullbacks that occurred from mid-October through mid-November of 2012 and then again from mid-May 2013 through June 2013. The primary reason for this steady market rise was a consistent set of central bank policies across developed markets, with the U.S. Federal Reserve Bank in the lead. These policies kept interest rates low and encouraged investors to take on risk in equities.

Japan’s stock market was the pace-setter for the rest of the developed world after the election of Shinzo Abe in late 2012 and the subsequent implementation of an aggressive monetary policy. Over the 12 months under review, the Tokyo Stock Exchange’s index, TOPIX, rose 23%, outpacing every other developed market. Japan was hardly alone, though. Every country and region represented in the MSCI World Index was positive (when measured in U.S. dollars) between September 2012 and August 2013.

While receiving somewhat less attention, Europe’s emergence from recession was also a key element in boosting investor confidence. After six quarters in which the eurozone economy had contracted - the longest recession since the adoption of the euro - Europe finally began to show growth again in the second quarter of 2013. Germany and France continued to lead the European economy with second-quarter economic growth of 0.7% and 0.5%, respectively.

With all these economic tailwinds, it was a strong period for the stock markets in the developed world. The MSCI EAFE Index rose by 18.7% in the 12 months ended August 31, 2013.

In keeping with long-term historical trends, small-cap stocks outperformed large-cap stocks. The MSCI Global Small Cap Index gained approximately 23.5% versus 18.3% for the MSCI World Index, which represents large-cap stocks. In the U.S., the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by more than five percentage points from September 2012 through August 2013.

In the latter part of the period, stocks with higher dividend yields underperformed as interest rates spiked higher, albeit from very low levels. And as often happens in a “risk on” environment, the sector gains were led by Consumer Discretionary stocks.

The Energy and Materials sectors were the weakest performers as the fear of inflation remained subdued, Chinese growth rates were lowered, and raw materials prices, like coal and industrial metals, were unchanged to lower. China’s rapid growth over the previous decade had created a boom in raw materials; as recently as 2011, China alone was consuming 40% of the world’s copper, and China accounted for 60% of the growth in the world’s oil demand between 2003 and 2012. Global economies and markets are still adjusting to that slowdown.

Among individual stocks in the MSCI World Index, there was a preponderance of mining and natural resource stocks in the bottom-performing decile. Reviewing top performers, there was less consistency but there were several Japanese firms along with U.S. consumer products and retail firms.

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

The Investor Class of the American Beacon Zebra Global Equity Fund (the “Fund”) returned 16.32% for the twelve months ended August 31, 2013, outperforming the MSCI World Linked Index (the “Index”) return of 14.72%. Effective December 31, 2012, the Fund’s mandate changed from domestic equity with the Russell 1000® Index as its benchmark to a global equity fund with the MSCI World® Index as its benchmark.

Comparison of Change in Value of a $10,000 Investment

for the Period from 6/1/10 through 8/31/13

Total Returns for the Period ended 8/31/13

	1 Year	3 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/13
Institutional Class (1,3,5)	16.75%	14.57%	13.73%	$15,188
Y Class (1,3,5)	16.61%	14.49%	13.65%	$15,156
Investor Class (1,3,5)	16.32%	14.19%	13.31%	$15,007
A Class with sales charge (1,3,5)	9.50%	11.84%	11.14%	$14,093
A Class without sales charge (1,3,5)	16.16%	14.05%	13.18%	$14,953
C Class with sales charge (1,2,3,5)	14.33%	13.21%	12.42%	$14,627
C Class without sales charge (1,2,3,5)	15.33%	13.21%	12.42%	$14,627
MSCI World Index (4)	17.63%	13.32%	12.74%	$14,770
Lipper Global Multi-Cap Value Funds Index (4)	23.76%	13.65%	13.77%	$15,210
Russell 1000/MSCI World Linked Index (4)	14.72%	17.01%	14.99%	$15,748
Russell 1000 Index (4)	19.84%	18.74%	16.54%	$16,451

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit
www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	Prior to December 31, 2012, the Fund’s primary benchmark was the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund changed its primary benchmark to the MSCI World Index, because the Fund changed its name and investment strategy. The Russell 1000/MSCI World Linked Index represents returns of the Russell 1000 Index up to December 31, 2012, and the MSCI World Index thereafter. The MSCI World Index is designed to measure the equity market performance of large- and mid-capitalization companies across 24 developed markets countries. The MSCI® information contained herein: (1) is provided “as is”, (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Lipper Global Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Multi-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. Russell 1000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.87%, 1.94%, 2.28%, 2.43%, and 3.21% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the four months ended December 31, 2012, the Fund returned 3.87% before expenses, outperforming the Russell 1000 Index return of 2.70%. The Fund outperformed the Russell 1000 Index as both sector allocation and stock selection added value relative to the benchmark. An underweight in Information Technology, the worst performing sector in the Russell 1000 Index,

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

contributed more than 75 basis points (0.75%) to performance relative to the Russell 1000 Index through sector allocation. An overweight in Financials, the best performing sector in the Russell 1000 Index, added approximately 55 basis points (0.55%) to relative performance.

From a stock selection standpoint, the Fund’s holdings in the Materials and Information Technology sectors added the most relative value. Companies in the Materials sector that had the greatest impact on performance were Southern Copper (up 25.8%) and PPG Industries (up 24.3%). Not owning DuPont De Nemours, which was down 8.7% in the Russell 1000 Index, also contributed to relative performance. In the Information Technology sector, not owning Apple, which was down 19.6% in the Russell 1000 Index, contributed to the Fund’s relative performance. The aforementioned good performance was somewhat offset by poor stock selection in the Financials sector which detracted approximately 45 basis points (0.45%) from performance. In the Financials sector, not owning Bank of America, Citigroup and JP Morgan Chase which were up 45.6%, 33.2% and 19.3%, respectively, in the Russell 1000 Index detracted relative value.

For the eight months ended August 31, 2013, the Fund returned 13.81% before expenses, outperforming the MSCI World Index return of 11.71%. The Fund outperformed the MSCI World Index through security selection as sector allocation detracted value relative to the benchmark. The Fund’s holdings within the Information Technology and Industrials sectors contributed most to excess performance. In the Information Technology sector, Western Digital (up 65.9%) and Activision Blizzard (up 54.9%) were the largest contributors. Not owning Apple, which was down 6.9% in the Index, also added relative value. Central Japan Railway (up 47.1%), Toto Ltd. (up 57.0%) and Northrop Grumman (up 41.2%) contributed to the Fund’s returns in the Industrials sector.

Overweight positions in the Information Technology and Utilities sectors detracted from the Fund’s performance relative to the benchmark through sector allocation. From a country perspective, the Fund’s U.S. based companies were the largest contributors to returns.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. Even though the strategy does not explicitly seek out low-beta stocks, a by-product of the investment process is often a realized beta of less than 1. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% lower return when the Index increases and a 10% better return when the Index decreases.

For the twelve month period, the daily beta of the Fund versus the indices was 0.95. In turn, the Fund exhibited good downside capture characteristics. As an illustration, in the twelve months ending August 31, 2013, looking at both the Russell 1000 Index (September - December) and MSCI World Index (January - August), together they were down on 113 days. The Fund outperformed the indices on 64 of those days (57% of the time). The average outperformance by the Fund on those down days was one basis point. Consequently much of the excess performance during the period was driven by this reduced downside capture. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Nestle S.A. Reg		2.0
Exxon Mobil Corp.		1.5
iShares MSCI Japan ETF		1.4
Microsoft Corp.		1.2
BHP Billiton Ltd.		1.2
Total S.A.		1.1
Wal-Mart Stores, Inc.		1.1
Royal Dutch Shell PLC		1.1
QUALCOMM, Inc.		1.1
Chevron Corp.		1.1

Total Fund Holdings	200

Sector Allocation (% Equities)

Financials	15.4
Consumer Discretionary	12.7
Information Technology	12.3
Energy	12.1
Industrials	11.3
Consumer Staples	11.0
Materials	9.3
Health Care	6.3
Utilities	4.1
Telecommunication Services	3.1
Exchange Traded Funds	2.4

Domestic Equity Market Overview

August 31, 2013 (Unaudited)

U.S. stocks posted strong results for the year ended August 31, 2013. An improving economy, low interest rates and recovering investor sentiment helped drive the market higher, as did the Federal Reserve’s continued quantitative easing program. Despite a hiccup in the middle of the period under review, when Federal Reserve Chairman Ben Bernanke introduced the notion of the “taper,” the rally was as broad-based as it was strong.

The 12-month period began with a rough patch. During the fourth quarter of 2012, only half of the ten sectors of the S&P 500 Index earned positive total returns, led by Financials at 5.9% and Industrials at 3.7%. The bottom sectors were Telecommunications, which lost 6.0%, and Information Technology, which lost 5.7%. Large-cap and large-cap growth stocks each had negative returns of -0.4% and -1.3%, respectively, as measured by the S&P 500 Index and the Russell 1000 Growth Index. The one bright spot was small-cap value stocks, represented by the Russell 2000 Value Index, which was up 3.2% during the fourth quarter of 2012.

The early part of 2013, however, proved to be exceptionally strong. At the end of the first quarter, on March 28, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007. The index gained 14.1% between the first of the year and May 21. On that day, though, Federal Reserve chairman Ben Bernanke indicated that the Fed’s asset-purchasing program would be coming to an end at some point, the first mention of the so-called taper, sending shock waves through the market. The S&P 500 Index dropped more than 5% in the space of a month.

Subsequently, June broke a seven-month winning streak for both the S&P 500 and the Nasdaq indexes, but the market quickly found its footing and began to rally at that point. Even with the taper-induced drop-off, by the end of June, the S&P 500 Index had posted its best first half of any year since 1998.

The overall U.S. economy showed strength as well. Coming off a disappointing fourth quarter of 2012, in which the gross domestic product (GDP) grew at just 0.4%, GDP bounced back to 1.1% growth in the first quarter of 2013 and 2.5% in the second quarter. Unemployment continued to drop in a slow but mostly steady fashion, from 8.1% in August 2012 to 7.3% in August 2013. Although this was good news for the larger economy, the falling unemployment rate made some investors nervous, because Chairman Bernanke has indicated that the economy would be healthy enough for him to end quantitative easing once the unemployment rate reached 7.0%.

For the 12 months that ended August 31, 2013, the S&P 500 Index returned 18.7%. Value stocks showed an even stronger performance, with the Russell 1000 Value Index returning 23.1% over the same period. Small-cap stocks were the strongest of all as the Russell 2000 Index returned 26.3% over the 12-month period.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 29.30% for the twelve-month period ended August 31, 2013, outperforming the Russell 2000® Index (the “Index”) return of 26.27% and the Lipper Small-Cap Core Funds Index return of 25.35% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/1/10 through 8/31/13

Total Returns for the Period ended 8/31/13

	1 Year	3 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/13
Institutional Class (1,3,5)	29.81%	20.30%	17.24%	$16,766
Y Class (1,3,5)	29.65%	20.21%	17.12%	$16,712
Investor Class (1,3,5)	29.30%	19.83%	16.78%	$16,552
A Class with sales charge (1,3,5)	21.65%	17.39%	14.56%	$15,552
A Class without sales charge (1,3,5)	29.07%	19.74%	16.66%	$16,500
C Class with sales charge (1,2,3,5)	27.11%	18.79%	15.84%	$16,126
C Class without sales charge (1,2,3,5)	28.11%	18.79%	15.84%	$16,126
Lipper Small-Cap Core Funds Index (4)	25.35%	19.12%	16.13%	$16,263
Russell 2000 Index (4)	26.27%	20.50%	16.62%	$16,487

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 3.23%, 3.44%, 3.65%, 3.76%, and 4.53% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to good stock selection, and to a lesser extent, through sector allocation. From a stock selection standpoint, holdings in the Industrials, Financials and Consumer Discretionary sectors contributed most to excess performance. In the Industrials sector, Bridgepoint Education (up 64.9%), Republic Airways (up 163.9%) and Education Management (up 161.4%) were the largest contributors. Generac Holdings (up 63.7%), Nelnet (up 50.0%) and Encore Capital Group (up 50.7%) had the largest impact to relative performance in the Financials sector. In the Consumer Discretionary sector, Dorman Products (up 77.4%) and Sinclair Broadcast Group (up 144.3%) added the most relative value. The aforementioned good performance was somewhat offset by poor stock selection in the Health Care sector. Select Medical Holdings (down 2.6%) and Orthofix International (down 48.2%) were the largest detractors in the Health Care sector. Not owning Aegerion Pharmaceuticals, which was up 522.7% in the Index, also detracted from the Fund’s performance.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2013 (Unaudited)

The Fund’s overweight position in Industrials and Consumer Staples, two of the better performing sectors in the Index, contributed approximately 25 basis points (0.25%) each to performance through sector allocation.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. Even though the strategy does not explicitly seek out low-beta stocks, a by-product of the investment process is often a realized beta of less than 1. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% lower return when the Index increases and a 10% better return when the Index decreases.

For the twelve month period, the daily beta of the Fund versus the Index was 0.95. In turn, the Fund exhibited good downside capture characteristics. As an illustration, in the twelve months ending August 31, 2013, the Index was down on 105 days. The Fund outperformed the Index on 65 of those days (62% of the time). Consequently, much of the excess performance generated by the Fund during the period was driven by this reduced downside capture. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Amerco, Inc.		1.9
Credit Acceptance Corp.		1.9
Sterling Financial Corp.		1.8
Seaboard Corp.		1.8
Dorman Products, Inc.		1.5
Calumet Specialty Products Partners LP		1.4
Renewable Energy Group, Inc.		1.4
Pioneer Southwest Energy Partners LP		1.4
Enstar Group Ltd.		1.4
First Citizens BancShares, Inc.		1.3

Total Fund Holdings	324

Sector Allocation (% Equities)
Financials	26.1
Consumer Discretionary	17.5
Industrials	16.6
Information Technology	9.9
Energy	8.4
Consumer Staples	7.2
Health Care	6.0
Materials	4.6
Utilities	3.0
Telecommunication Services	0.7

High Yield Bond Market Overview

August 31, 2013 (Unaudited)

For the 12 months from September 2012 through August 2013, there were two distinct phases for the high yield market and for fixed-income in general.

The first part, from August 2012 through April 2013, was characterized by Treasury rates that moved in a muted up-and-down pattern coming off the August 2012 lows. In the U.S., the economic news was mixed but clearly leaned positive, and the tail risk from Europe was greatly reduced. During that period, the high yield spread tightened to reach a post-recession low of 423 basis points (4.23%) over Treasurys on May 10. The high yield market over this period produced a return of 9.70% for those eight months, as represented by the BofA Merrill Lynch U.S. High Yield Master II Index.

In May, the Federal Reserve initiated a new phase for the fixed-income markets when it discussed the possible future tapering of its quantitative easing program. Despite all the positive economic data, this caused bond investors to head for the exits. In June, roughly $60 billion flowed out of all bond funds – the largest monthly fund outflow ever, for either equity or bonds.

This pushed rates up sharply from the “artificially” low levels engineered by the Fed. Five-year Treasury rates rose almost 100 basis points (1.00%) from April to August. The return for the BofA Merrill Lynch U.S. High Yield Master II Index was a negative 1.94% for the period, with a price return of negative 4.26% and an income return of 2.32%. Other fixed-income investments were similarly challenged: The total return for the five-year Treasury was down 3.55% for the period, investment-grade bonds as measured by the BofA Merrill Lynch U.S. Corporates 1-10 Year Index were down 3.37%, and dollar-denominated emerging market corporates as measured by the BofA Merrill Lynch High Yield U.S. Emerging Markets Corporate Plus Index were down 5.89%.

Ordinarily, an improving economic outlook would cause high yield spreads to tighten, but the outflow of funds initially overwhelmed the high yield market, and spreads widened to 534 basis points, up 111 basis points from the May 10 lows. Subsequently, as the panic subsided, spreads tightened again after June and finished August at 474 basis points.

Over the period in review, lower quality outperformed because default rates were low and higher quality is generally more sensitive to interest rates. Single-B issues outperformed BB issues by more than 400 basis points (4.00%), and CCC outperformed B by more than 600 basis points (6.00%). From a sector standpoint there was no general theme of either underperformance or outperformance. For the year ended August 31, 2013, the BofA Merrill Lynch U.S. High Yield Master II Index returned 7.55%.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2013 (Unaudited)

The Investor Class of the SiM High Yield Opportunities Fund (the “Fund”) returned 9.84% for the twelve months ended August 31, 2013. The Fund outperformed the BofA Merrill Lynch U.S. High Yield Master II Index (the “Index”) return of 7.55% and the Lipper High Current Yield Funds Index return of 7.75% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 2/14/2011 through 8/31/13

Total Returns for the Period ended 8/31/13

	1 Year	Since Incep. (2/14/11)	Value of $10,000 2/14/11- 8/31/13
Institutional Class (1,2,4)	10.19%	8.49%	$12,301
Y Class (1,2,4)	10.08%	8.32%	$12,252
Investor Class (1,2,4)	9.84%	7.98%	$12,156
A Class with sales charge (1,2,4)	4.57%	5.89%	$11,567
A Class without sales charge (1,2,4)	9.74%	7.94%	$12,146
C Class with sales charge (1,2,4)	7.81%	7.19%	$11,931
C Class without sales charge (1,2,4)	8.81%	7.19%	$11,931
BofA Merrill Lynch US High Yield Master II Index (3)	7.55%	7.56%	$12,039
Lipper High Current Yield Funds Index (3)	7.75%	6.83%	$11,832

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds Category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.06%, 1.09%, 1.23%, 1.53%, and 2.26%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance relative to the Index was largely driven by its strong issue selection within the various credit quality and sector categories. Conversely, the Fund’s relative weightings among credit quality and sector categories versus the Index were marginally negative.

From a credit quality perspective, issue selection in the B and CCC–rated credit categories was a major contributor to the Fund’s outperformance.

From a credit quality allocation perspective, maintaining a significant underweight to the higher rated securities within the non-investment grade universe (BB-rated credit group) and overweighting the lower rated securities within the non-investment grade universe (CCC-rated credit group) proved to be beneficial to the Fund’s relative returns.

From a sector standpoint, strong performance from issues in the Service, Consumer and Telecom sectors were significant drivers of the Fund’s excess returns versus the Index. However, some of those gains were modestly offset through trailing returns generated by the Fund’s holdings in the Agency, Electric and Foreign Sovereign sectors.

From a sector allocation perspective, the Fund benefited from underweighting the Energy (up 6.0%) and Manufacturing (up 7.2%) sectors. The Fund’s relative returns were hampered from

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2013 (Unaudited)

underweighting the Finance sector (up 10.3%) and maintaining an overweight allocation to Foreign Sovereign securities (up 5.8%).

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purposes of creating financial leverage. During the period, the Fund experienced modest benefits from the use of derivatives such as swaps; however, investments in futures contracts offset those gains and were slightly negative.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top 10 Holdings (% net assets)

Continental Airlines Finance Trust II, 6.00%, Due 11/15/2030		2.6
Ancestry.com, Inc., 11.00%, Due 12/15/2020		2.6
Syncreon Global Ireland Ltd., 9.50%, Due 5/1/2018		2.5
Interface Security Systems Holdings, Inc., 9.25%, Due 1/15/2018		2.5
DigitalGlobe, Inc., 5.25%, Due 2/1/2021		2.5
DaVita, Inc., 5.75%, Due 8/15/2022		2.5
Tenet Healthcare Corp., 4.50%, Due 4/1/2021		2.5
Southern Graphics, Inc., 8.375%, Due 10/15/2020		2.4
Nord Anglia Education UK Holdings PLC, 10.25%, Due 4/1/2017		2.4
Mirant Americas Generation LLC, 9.125%, Due 5/1/2031		2.4

Total Fund Holdings:	60

Asset Allocation (% Net Assets)

Domestic Obligations	74.8
Foreign Obligations	16.2
Preferred Stock	2.7
U.S. Agency Obligations	2.1
Short-Term Investments	1.7
Foreign Convertible Obligations	1.6
Common Stock	0.6
U.S. Treasury Obligations	0.3

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

13

American Beacon FundsSM

Fund Expenses

August 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

14

American Beacon FundsSM

Fund Expenses

August 31, 2013 (Unaudited)

The London Company Income Equity

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period* 3/1/13-8/31/13
Institutional Class
Actual	$1,000.00	$1,067.97	$4.12
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$1,067.01	$4.64
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,065.57	$6.09
Hypothetical **	$1,000.00	$1,019.31	$5.96
A Class
Actual	$1,000.00	$1,064.47	$6.71
Hypothetical **	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,061.46	$10.60
Hypothetical **	$1,000.00	$1,014.92	$10.36

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.17%, 1.29% and 2.04% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Global Equity

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period* 3/1/13-8/31/13
Institutional Class
Actual	$1,000.00	$1,061.31	$4.10
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$1,060.67	$4.62
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,058.96	$6.07
Hypothetical **	$1,000.00	$1,019.31	$5.96
A Class
Actual	$1,000.00	$1,058.09	$6.69
Hypothetical **	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,054.41	$10.56
Hypothetical **	$1,000.00	$1,014.92	$10.36

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.17%, 1.29% and 2.04% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Small Cap Equity

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period* 3/1/13-8/31/13
Institutional Class
Actual	$1,000.00	$1,136.44	$5.33
Hypothetical **	$1,000.00	$1,020.21	$5.04
Y Class
Actual	$1,000.00	$1,136.85	$5.87
Hypothetical **	$1,000.00	$1,019.71	$5.55
Investor Class
Actual	$1,000.00	$1,134.72	$7.32
Hypothetical **	$1,000.00	$1,018.35	$6.92
A Class
Actual	$1,000.00	$1,133.55	$8.01
Hypothetical **	$1,000.00	$1,017.69	$7.58
C Class
Actual	$1,000.00	$1,129.89	$12.03
Hypothetical **	$1,000.00	$1,013.91	$11.37

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.49% and 2.24% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

SiM High Yield Opportunites

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period* 3/1/13-8/31/13
Institutional Class
Actual	$1,000.00	$994.83	$4.22
Hypothetical **	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$994.32	$4.73
Hypothetical **	$1,000.00	$1,020.47	$4.79
Investor Class
Actual	$1,000.00	$993.90	$6.03
Hypothetical **	$1,000.00	$1,019.16	$6.11
A Class
Actual	$1,000.00	$993.29	$6.73
Hypothetical **	$1,000.00	$1,018.45	$6.82
C Class
Actual	$1,000.00	$988.65	$10.48
Hypothetical **	$1,000.00	$1,014.67	$10.61

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.94%, 1.20%, 1.34% and 2.09% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the, American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2013

16

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 1.72%
FINANCIALS - 1.72%
Diversified Financials - 1.14%
Aegon N.V., 8.00%, Due 2/15/2042	21,482	$584
Morgan Stanley Capital Trust VIII, 6.45%, Due 4/15/2067	23,790	587

		1,171

Insurance - 0.58%
Montpelier Re Holdings Ltd., 8.875%, Due 5/10/2016	22,520	590

Total Financials		1,761

Total Preferred Stock (Cost $1,807)		1,761

COMMON STOCK - 90.78%
CONSUMER DISCRETIONARY - 9.02%
Hotels, Restaurants & Leisure - 3.04%
Carnival Corp.	86,440	3,120

Leisure Equipment & Products - 2.88%
Hasbro, Inc.	64,697	2,949

Specialty Retail - 3.10%
Lowe’s Cos., Inc.	69,363	3,178

Total Consumer Discretionary		9,247

CONSUMER STAPLES - 11.94%
Beverages - 2.87%
Coca-Cola Co.	77,140	2,945

Tobacco - 9.07%
Altria Group, Inc.	78,520	2,660
Lorillard, Inc.	64,111	2,712
Philip Morris International, Inc.	23,269	1,942
Reynolds American, Inc.	41,662	1,984

		9,298

Total Consumer Staples		12,243

ENERGY - 5.94%
Chevron Corp.	24,076	2,899
ConocoPhillips	48,159	3,193

Total Energy		6,092

FINANCIALS - 18.21%
Diversified Financials - 10.98%
BlackRock, Inc., Class A	13,272	3,455
Federated Investors, Inc., Class B	135,120	3,670
Wells Fargo & Co.	100,216	4,117

		11,242

Insurance - 3.10%
Cincinnati Financial Corp.	69,641	3,181

Real Estate - 4.13%
Corrections Corp. of AmericaA	85,840	2,828
Hatteras Financial Corp.A	76,614	1,402

		4,230

Total Financials		18,653

	Shares	Fair Value
		(000’s)
HEALTH CARE - 8.30%
Bristol-Myers Squibb Co.	86,255	$3,596
Johnson & Johnson	16,953	1,465
Pfizer, Inc.	122,273	3,449

Total Health Care		8,510

INDUSTRIALS - 3.39%
General Dynamics Corp.	41,745	3,475

INFORMATION TECHNOLOGY - 14.13%
Communications Equipment - 5.77%
Cisco Systems, Inc.	135,430	3,157
Corning, Inc.	196,920	2,765

		5,922

Computers & Peripherals - 1.81%
International Business Machines Corp.	10,177	1,855

IT Consulting & Services - 2.41%
Paychex, Inc.	63,761	2,466

Semiconductor Equipment & Products - 2.00%
Intel Corp.	93,081	2,046

Software - 2.14%
Microsoft Corp.	65,818	2,198

Total Information Technology		14,487

MATERIALS - 8.89%
Chemicals - 6.56%
Albemarle Corp.	59,565	3,715
NewMarket Corp.	11,011	3,019

		6,734

Paper & Forest Products - 2.33%
MeadWestvaco Corp.	66,505	2,384

Total Materials		9,118

TELECOMMUNICATION SERVICES - 3.25%
Verizon Communications, Inc.	70,324	3,332

UTILITIES - 7.71%
Electric - 4.77%
Dominion Resources, Inc.	46,208	2,697
Duke Energy Corp.	33,371	2,189

		4,886

Gas - 2.94%
Kinder Morgan Management LLCB C	37,805	3,018

Total Utilities		7,904

Total Common Stock (Cost $90,614)		93,061

SHORT-TERM INVESTMENTS - 5.16% (Cost $5,292)
JPMorgan U.S. Government Money Market Fund, Capital Class	5,291,910	5,292

See accompanying notes
17

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2013

Fair Value
(000’s)
TOTAL INVESTMENTS - 97.66% (Cost $97,713)	$100,114
OTHER ASSETS, NET OF LIABILITIES - 2.34%	2,395

TOTAL NET ASSETS - 100.00%	$102,509

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	Limited Liability Company.
C	Non-income producing security.

Futures Contracts Open on August 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	64	September, 2013	$5,220	$(93)

				$5,220	$(93)

See accompanying notes
18

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
Australia - 3.44%
Common Stock - (Cost $257)
BHP Billiton Ltd., ADRA	2,619	$83
Iluka Resources Limited	1,353	13
Leighton Holdings Ltd.B	1,034	16
Sonic Healthcare Ltd.	1,253	17
Wesfarmers LimitedB	1,044	38
Woodside Petroleum Ltd.B	944	32
Woolworths Holdings Ltd.B	1,183	38

Total Australia		237

Austria - 0.16%
Common Stock - (Cost $10)
Raiffeisen Bank International AG	178	6
Verbund AGB	259	5

Total Austria		11

Belgium - 0.90%
Common Stock - (Cost $60)
Belgacom S.A.B	1,378	33
Colruyt S.A.B	518	29

Total Belgium		62

Bermuda - 0.20%
Common Stock - (Cost $14)
Cheung Kong Infrastructure Holdings Ltd.	2,000	14

Canada - 3.93%
Common Stock - (Cost $258)
Agrium, Inc.	353	30
Brookfield Office Properties, Inc.E	3,120	50
Canadian National Railway Co.	428	40
IAMGOLD Corp.	6,318	38
Imperial Oil Ltd.	566	24
Silver Wheaton Corp.	1,421	37
Suncor Energy, Inc.	1,497	51

Total Canada		270

Finland - 0.44%
Common Stock - (Cost $30)
Kone Oyj-BB	106	9
Orion Corp., Class BB	270	6
Pohjola Bank PLC, Class ABD	340	6
Sampo OYJ, Class A	206	9

Total Finland		30

France - 5.62%
Common Stock - (Cost $366)
Air Liquide S.A.	258	35
Casino Guichard PerrachonB	187	18
Christian DiorB	193	33
CNP AssurancesB	1,404	25
Dassault Systems S.A.B	206	26
EDF S.A.	1,361	38
Imerys S.A.B	330	21
LVMH Moet Hennessy Louis VuittonB	323	56

	Shares	Fair Value
		(000’s)
Natixis	4,102	$18
Rexel S.A.	789	18
Societe BIC S.A., ADRA B	195	22
Total S.A.	1,411	77

Total France		387

Germany - 2.64%
Common Stock - (Cost $174)
Axel Springer AGB	453	23
BASF SEB	337	29
Hannover Rueckversicheru-RegB	308	21
Hugo Boss AGB	221	27
SAP AG	406	30
Suedzucker AGB	839	27
United Internet AGB	725	25

Total Germany		182

Hong Kong - 0.92%
Common Stock - (Cost $69)
ASM Pacific Technology Ltd.	1,100	11
Hopewell Holdings Ltd.	4,000	13
PCCW Ltd.	23,000	10
Sino Land Co. Ltd	10,000	13
Wharf Holdings Ltd.	2,000	16

Total Hong Kong		63

Ireland - 0.85%
Common Stock - (Cost $61)
Accenture PLC, Class AD	814	58

Italy - 1.09%
Common Stock - (Cost $61)
Exor SpAB	800	27
Luxottica Group SpA, ADRA	932	48

Total Italy		75

Japan - 6.98%
Common Stock - (Cost $460)
Asahi Kasei Corp.	3,000	22
Central Japan Railway Co.	200	23
Daihatsu Motor Co., Ltd.	1,000	19
Gunma Bank Ltd.	3,000	16
Hankyu Hanshin Holdings, Inc.	3,000	16
Hino Motors Ltd.	1,000	13
Hoya Corp.	800	17
Idemitsu Kosan Co., Ltd.	200	17
Inpex Corp.	5	23
Itochu Techno Solutions Corp.B	400	14
Japan Tobacco, Inc.	1,400	48
Kansai Paint Co., Ltd	1,000	12
Mitsubishi Electric Corp.B	2,000	20
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,100	14
NTT DOCOMO, Inc.B	31	50
Osaka Gas Co., Ltd.	4,000	16
Otsuka Holdings Co., Ltd.	700	22
Shimamura Co., Ltd.B	100	10
Tokyo Gas Co., Ltd.	4,000	21
Toto Ltd.B	2,000	25
Toyota Tshusho Corp.B	700	16

See accompanying notes
19

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
Yahoo Japan Corp.	54	$27
Yamaguchi FinancialB	2,000	19

Total Japan		480

Luxembourg - 0.20%
Common Stock - (Cost $16)
Millicom International Cellular S.A. B	172	14

Norway - 0.39%
Common Stock - (Cost $32)
Gjensidige Forsidige ASA	429	6
Statoil ASA	977	21

Total Norway		27

Singapore - 0.74%
Common Stock - (Cost $61)
Jardine Cycle & Carriage Ltd.	1,000	26
Oversea-Chinese Banking Corp., Ltd.	2,000	16
Singapore Technologies Engineering Ltd.	3,000	9

Total Singapore		51

Spain - 1.03%
Common Stock - (Cost $67)
Acciona S.A.	587	30
Zardoya Otis S.A.	2,698	41

Total Spain		71

Sweden - 1.25%
Common Stock - (Cost $80)
Atlas Copco AB, Class BB	791	19
Hennes & Mauritz ABB	1,011	38
Nordea Bank ABB	2,460	29

Total Sweden		86

Switzerland - 4.21%
Common Stock - (Cost $268)
ACE Ltd.	361	32
EMS Chemie Holdings AG Reg.B	41	13
Garmin Ltd.	898	37
Kuehne + Nagel International AGB	167	21
Nestle S.A. Reg	2,123	139
Sika AG BRB	6	16
TE Connectivity Ltd.	644	32

Total Switzerland		290

United Kingdom - 7.16%
Common Stock - (Cost $491)
AstraZeneca PLC, ADRA B D	925	45
BAE Systems PLCD	3,769	25
British American Tobacco PLCD	1,196	59
BT Group PLCD	6,558	33
Bunzl PLCB D	761	16
Fresnillo PLCB D	1,218	25
HSBC Holdings PLCD	5,249	54
Prudential PLCD	2,088	35
Reckitt Benckiser Group PLCD	477	32
Royal Dutch Shell PLC, Class BD	2,273	77
Sage Group PLCB D	2,970	16
Standard Chartered PLCD	1,709	38

	Shares	Fair Value
		(000’s)
Unilever PLCD	998	$38

Total United Kingdom		493

United States - 53.31%
Common Stock - 51.07% (Cost $3,294)
3M Co.	410	47
Abbott Laboratories	1,204	40
AbbVie, Inc.	871	37
Activision Blizzard, Inc.	1,886	31
Alliant Energy Corp.	592	29
Amgen, Inc.	372	41
Arch Capital Group Ltd.B	614	33
Arrow Electronics, Inc.	559	26
AT&T, Inc.	1,956	66
Axis Capital Holdings Ltd.	542	23
Bed Bath & Beyond, Inc.B	390	29
Berkshire Hathaway, Inc., Class BB	498	56
Brown-Forman Corp., Class B	421	28
CA, Inc.	1,058	31
CH Robinson Worldwide, Inc.	538	30
Chevron Corp.	627	76
Chubb Corp.	332	28
Cincinnati Financial Corp.	842	39
Cintas Corp.	696	34
Cisco Systems, Inc.	2,124	50
Colgate-Palmolive Co.	662	38
ConocoPhillips	700	46
Continental Resources, Inc.B	397	37
Crown Holdings, Inc.B	551	24
CVS Caremark Corp.	647	38
Danaher Corp.	522	34
Dentsply International, Inc.	693	29
DIRECTVB	603	36
Discovery Communications, Inc.B	313	24
DTE Energy Co.	582	38
Edison International	530	24
Eli Lilly & Co.	856	44
Emerson Electric Co.	639	39
Everest Re Group Ltd.	266	37
Exxon Mobil Corp.	1,202	104
FLIR Systems, Inc.	889	28
FMC Corp.	679	46
Franklin Resources, Inc.	783	36
Genuine Parts Co.C	358	28
Harris Corp.	449	25
Henry Schein, Inc.B	265	27
HollyFrontier Corp.	604	27
Illinois Tool Works, Inc.	492	35
Integrys Energy Group, Inc.	529	30
Intel Corp.	2,341	51
International Business Machines Corp.	375	68
International Flavors & Fragrances, Inc.	403	32
Intuit, Inc.	463	29
Johnson & Johnson	426	37
Leucadia National Corp.	894	22
LKQ Corp.B	1,386	41
Marathon Oil Corp.	772	27
Marathon Petroleum Corp.	450	33
Marsh & McLennan Cos., Inc.	665	27
Mattel, Inc.	764	31
McDonald’s Corp.	435	41
Medtronic, Inc.	744	39

See accompanying notes
20

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
Microsoft Corp.	2,523	$84
Monsanto Co.	383	38
Moody’s Corp.	687	44
NIKE, Inc., Class B	584	36
Northrop Grumman Corp.	293	27
Occidental Petroleum Corp.	457	40
Patterson Cos., Inc.	737	29
PepsiCo, Inc.	612	49
PetSmart, Inc.	489	34
Philip Morris International, Inc.	654	55
Phillips 66	630	36
Praxair, Inc.	283	33
Procter & Gamble Co.	419	33
Public Service Enterprise Group, Inc.	886	29
Qualcomm, Inc.	1,144	77
Rockwell Collins, Inc.	401	28
Ross Stores, Inc.	479	32
SCANA Corp.	578	28
Schlumberger Ltd.	555	45
SEI Investments Co.	814	24
Sigma-Aldrich Corp.	406	33
Sirius XM Radio, Inc.	9,063	32
SLM Corp.	1,211	29
Synopsys, Inc.B	991	36
T Rowe Price Group, Inc.	459	32
Target Corp.	432	27
TJX Cos., Inc.	667	35
Travelers Cos., Inc.	338	27
U.S. Bancorp	1,091	39
United Technologies Corp.	399	41
VF Corp.	147	28
Viacom, Inc., Class B	429	34
Wal-Mart Stores, Inc.	1,057	76
Wells Fargo & Co.	1,661	68
WR Berkley Corp.	693	28
Xylem, Inc.	944	23

Total U.S. Common Stock		3,515

Foreign Exchange Traded Funds - 2.24% (Cost $155)
iShares MSCI Japan ETF	8,577	93
iShares MSCI Switzerland Capped ETF	808	24
iShares MSCI United Kingdom ETF	1,982	37

Total Foreign Exchange Traded Funds		154

Total United States		3,669

SHORT-TERM INVESTMENTS - 3.94% (Cost $271)
JPMorgan U.S. Government Money Market Fund, Capital Class	271,145	271

TOTAL INVESTMENTS - 99.40% (Cost $6,555)		6,841
OTHER ASSETS, NET OF LIABILITIES - 0.60%		41

TOTAL NET ASSETS - 100.00%		$6,882

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Non-Income Producing.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities (in thousands) amounted to $28 or 0.41% of net assets. The Fund has no right to demand registration of these securities.
D	Public Limited Company.
E	REIT- Real Estate Investment Trust.

See accompanying notes
21

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2013

Futures Contracts Open on August 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	2	September, 2013	$163	$(4)
MSCI EAFE Mini Index	Long	2	September, 2013	169	(6)

				$332	$(10)

See accompanying notes
22

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.49%
CONSUMER DISCRETIONARY - 16.67%
Auto Components - 1.64%
Dorman Products, Inc.	2,841	$142
Shiloh Industries, Inc.	793	10

		152

Distributors - 0.38%
DXP Enterprises, Inc.A	513	35

Hotels, Restaurants & Leisure - 0.60%
Einstein Noah Restaurant Group, Inc.	1,199	19
Monarch Casino & Resort, Inc.A	1,616	31
Nathan’s Famous, Inc.A	117	6

		56

Household Durables - 2.75%
AT Cross Co., Class AA	608	13
Bassett Furniture Industries, Inc.	2,036	28
CSS Industries, Inc.B	763	17
Flexsteel Industries, Inc.	695	16
Helen of Troy Ltd.A	2,736	109
Kimball International, Inc.	1,280	13
Lifetime Brands, Inc.	1,382	19
Universal Electronics, Inc.A	1,345	41

		256

Internet & Catalog Retail - 2.23%
1-800-Flowers.com, Inc., Class AA	3,169	17
Global Sources Ltd.A	4,978	31
HSN, Inc.	1,614	86
Insight Enterprises, Inc.A	1,917	37
Systemax, Inc.	3,920	36

		207

Leisure Equipment & Products - 0.20%
Johnson Outdoors, Inc., Class AA	750	19

Media - 2.85%
Courier Corp.	595	9
CTC Media, Inc.	10,594	114
Entravision Communications Corp.	6,403	34
Journal Communications, Inc., Class AA	4,983	36
Saga Communications, Inc., Class A	108	5
Scholastic Corp.	1,129	33
World Wrestling Entertainment, Inc.	3,481	34

		265

Multiline Retail - 0.79%
Fred’s, Inc., Class A	2,832	44
Gordmans Stores, Inc.	2,074	29

		73

Specialty Retail - 3.23%
America’s Car-Mart, Inc.A	789	32
Cato Corp., Class A	2,355	60
Destination Maternity Corp.	1,090	30
Destination XL Group, Inc.A	5,487	33
Kirkland’s, Inc.A	1,181	23
PC Connection, Inc.	952	14
Rush Enterprises, Inc., Class AA	528	13
Shoe Carnival, Inc.	1,855	47
West Marine, Inc.A	1,798	20
Winmark Corp.	382	28

		300

	Shares	Fair Value
		(000’s)
Textiles & Apparel - 2.00%
Cherokee, Inc.	798	$9
Culp, Inc.B	1,093	21
Delta Apparel, Inc.A	800	13
G-III Apparel Group Ltd.A	737	34
New York & Co., Inc.A	1,177	6
RG Barry Corp.	1,135	18
Unifi, Inc.A	2,458	56
Weyco Group, Inc.	1,177	29

		186

Total Consumer Discretionary		1,549

CONSUMER STAPLES - 6.92%
Beverages - 0.72%
Coca-Cola Bottling Co. Consolidated	331	21
National Beverage Corp.	2,863	46

		67

Food & Drug Retailing - 1.94%
Arden Group, Inc., Class A	80	11
Ingles Markets, Inc., Class A	1,327	33
Seneca Foods Corp., Class AA	688	20
Spartan Stores, Inc.	1,079	22
Village Super Market, Inc., Class A	576	20
Weis Markets, Inc.	1,574	74

		180

Food Products - 1.75%
Seaboard Corp.	61	163

Household Products - 0.11%
Oil-Dri Corp of America	314	10

Personal Products - 2.40%
Female Health Co.	1,501	13
Inter Parfums, Inc.	1,139	30
National American University Holdings, Inc.	2,745	9
Nature’s Sunshine Products, Inc.	1,112	19
Revlon, Inc., Class AA	3,222	72
Steiner Leisure Ltd.A	1,418	80

		223

Total Consumer Staples		643

ENERGY - 8.03%
Energy Equipment & Services - 1.37%
Blueknight Energy Partners LPC	2,298	20
C&J Energy Services, Inc.A	1,491	31
Forbes Energy Services Ltd.A	2,617	12
Matrix Service Co.A	393	6
Mitcham Industries, Inc.A	620	11
RigNet, Inc.A	749	27
Tesco Corp.A	653	10
TGC Industries, Inc.	1,308	10

		127

Oil & Gas - 6.66%
Adams Resources & Energy, Inc.	149	9
Apco Oil and Gas International, Inc.A	2,225	32
Arabian American Development Co.A	1,210	9
Calumet Specialty Products Partners LPC	4,397	135
CVR Energy, Inc.	1,241	53
Evolution Petroleum Corp.A	500	6
North European Oil Royalty TrustD	765	18

See accompanying notes
23

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
Panhandle Oil and Gas, Inc., Class A	137	$4
Pioneer Southwest Energy Partners LPC	3,172	130
Renewable Energy Group, Inc.A	8,518	133
Resource America, Inc., Class A	1,871	14
Sabine Royalty TrustD	1,089	58
Saratoga Resources, Inc.A	2,646	6
Warren Resources, Inc.A	4,271	12

		619

Total Energy		746

FINANCIALS - 24.88%
Banks - 13.42%
1st Source Corp.	1,644	42
Access National Corp.	910	12
American National Bankshares, Inc.	416	9
Ames National Corp.	485	10
Bancfirst Corp.	944	49
Bank of Kentucky Financial Corp.B	416	11
Bank of Marin Bancorp	279	11
Bridge Capital HoldingsA	694	11
Bryn Mawr Bank Corp.	661	17
C&F Financial Statutory Trust IB	250	13
Camden National Corp.	470	18
Center Bancorp, Inc.B	941	13
Citizens & Northern Corp.	715	14
CNB Financial Corp.	658	11
CoBiz Financial, Inc.	552	5
CTBI Preferred Capital Trust III	935	35
Enterprise Bancorp, Inc.	516	10
Enterprise Financial Services Corp.	1,142	19
ESB Financial Corp.	1,051	12
Farmers National Banc Corp.	1,501	9
Fidelity Southern Corp.	1,134	16
Financial Institutions, Inc.	780	14
First Bancorp, Inc.	507	8
First Citizens BancShares, Inc., Class A	597	122
First Community Bancshares, Inc.B	1,174	18
First Defiance Financial Corp.	576	14
First Financial Corp.	685	21
First Interstate Bancsystem, Inc.B	1,996	46
First of Long Island Corp.	485	18
German American Bancorp, Inc.	708	17
Great Southern Bancorp, Inc.	994	26
Home Bancorp, Inc.A	517	9
Horizon Bancorp	332	7
Lakeland Bancorp, Inc.	1,559	17
MainSource Financial Group, Inc.	1,202	17
Merchants Bancshares, Inc.	323	9
NASB Financial, Inc.A	346	9
National Bankshares, Inc.	358	13
Northrim BanCorp, Inc.B	487	11
OceanFirst Financial Corp.	996	16
Peapack Gladstone Financial Corp.	670	11
Penns Woods Bancorp, Inc.	222	10
Peoples Bancorp, Inc.	551	12
Republic Bancorp, Inc., Class A	2,176	58
Sandy Spring Bancorp, Inc.	1,453	32
Sterling Financial Corp.	6,976	170
SY Bancorp, Inc.	740	20
TowneBank	2,026	28
Trico Bancshares	790	16
Union First Market Bankshares Corp.	1,462	31

	Shares	Fair Value
		(000’s)
Univest Corp of Pennsylvania	864	$16
Washington Banking Co.	788	11
Washington Trust Bancorp, Inc.	994	30
Waterstone Financial, Inc.A	3,420	33
West Bancorporation, Inc.	910	11

		1,248

Diversified Financials - 4.83%
Asta Funding, Inc.	993	8
Credit Acceptance Corp.A	1,620	175
Diamond Hill Investment Group, Inc.	185	20
Encore Capital Group, Inc.A	1,687	72
EZCORP, Inc., Class AA	3,871	66
Heartland Financial USA, Inc.	1,262	34
MicroFinancial, Inc.	1,169	9
MidWestOne Financial Group, Inc.	266	6
Nicholas Financial, Inc.	1,008	16
Pzena Investment Management, Inc., Class A	1,501	10
Texas Pacific Land TrustD	380	33

		449

Insurance - 3.62%
Crawford & Co., Class B	2,723	21
EMC Insurance Group, Inc.	858	24
Enstar Group Ltd.A B	952	128
Fortegra Financial Corp.A B	752	6
Global Indemnity PLCA F	486	12
Independence Holding Co.	708	10
Kansas City Life Insurance Co.	871	38
National Western Life Insurance Co., Class A	344	68
Universal Insurance Holdings, Inc.	3,933	29

		336

Real Estate - 3.01%
Ashford Hospitality Trust, Inc.E	4,872	56
Cedar Realty Trust, Inc.E	7,980	39
Franklin Street Properties Corp.E	4,263	52
Heritage Oaks BancorpA	2,050	13
National Health Investors, Inc.E	937	51
Select Income REITE	2,066	50
UMH Properties, Inc.E	1,960	19

		280

Total Financials		2,313

HEALTH CARE - 5.70%
Biotechnology - 0.83%
Maxygen, Inc.G	4,647	0
PDL BioPharma, Inc.	8,364	66
Sciclone Pharmaceuticals, Inc.A	2,005	11

		77

Health Care Equipment & Supplies - 2.27%
ArthroCare Corp.A	526	17
Atrion Corp.	29	7
Computer Programs and Systems, Inc.	159	9
CONMED Corp.	663	21
Exactech, Inc.A	350	7
Given Imaging Ltd A	549	10
ICU Medical, Inc.A	285	20
Integra LifeSciences Holdings Corp.A	578	23
Masimo Corp.	1,038	26
Meridian Bioscience, Inc.	802	18
Merit Medical Systems, Inc.A	851	11

See accompanying notes
24

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
Nutraceutical International Corp.	553	$12
Orthofix International N.V.A	464	10
PhotoMedex, Inc.A	610	10
Utah Medical Products, Inc.	206	10

		211

Health Care Providers & Services - 2.35%
Almost Family, Inc.	332	6
Amedisys, Inc.A	655	11
Bio-Reference Labs, Inc.A	434	13
Corvel Corp.A	489	16
Ensign Group, Inc.	753	29
Gentiva Health Services, Inc.	1,083	12
LHC Group, Inc.A	459	10
National Healthcare Corp.	512	24
National Research Corp.A	438	7
Select Medical Holdings Corp.	7,552	64
Triple-S Management Corp., Class BA	943	18
US Physical Therapy, Inc.	323	9

		219

Pharmaceuticals - 0.25%
Hi-Tech Pharmacal Co. Inc.	285	12
Lannett Co. Inc.A	808	11

		23

Total Health Care		530

INDUSTRIALS - 15.81%
Aerospace & Defense - 0.46%
Astronics Corp.	392	18
Kaman Corp.B	531	19
LMI Aerospace, Inc.A	497	6

		43

Air Freight & Couriers - 0.29%
Air Transport Services Group, Inc.A	4,228	27

Building Products - 0.28%
AAON, Inc.	421	10
PGT, Inc.A	1,568	16

		26

Commercial Services & Supplies - 6.80%
Aceto Corp.	975	14
American Public Education, Inc.A	466	19
Bridgepoint Education, Inc.A	7,257	119
Capella Education Co.A	361	20
CDI Corp.	638	9
Ceco Environmental Corp.	724	10
Collectors Universe	812	13
Corinthian Colleges, Inc.A	3,931	9
CSG Systems International, Inc.B	1,021	24
Education Management Corp.A	8,695	70
Electro Rent Corp.	613	10
Ennis, Inc.	951	17
Franklin Covey Co.A	709	11
Herman Miller, Inc.	1,951	49
Intersections, Inc.	862	8
Kelly Services, Inc., Class A	1,570	29
Multi-Color Corp.	703	22
Resources Connection, Inc.	711	9
Schawk, Inc.	945	12
Standard Parking Corp.A	665	15
TeleTech Holdings, Inc.A	1,829	45
TRC Co. Inc.A	1,447	11

	Shares	Fair Value
		(000’s)
United Stationers Supply Co.	1,741	$68
VSE Corp.	409	18

		631

Diversified Manufacturing - 0.29%
Myers Industries, Inc.B	1,437	27

Electrical Equipment - 1.10%
Chase Corp.	530	16
Coleman Cable, Inc.	916	17
Franklin Electric Co., Inc.	532	19
Houston Wire & Cable Co.	669	8
Powell Industries, Inc.A	413	22
Preformed Line Products Co.	284	20

		102

Industrial Conglomerates - 1.57%
ICF International, Inc.A	903	30
Park-Ohio Industries, Inc.A	1,001	35
Raven Industries, Inc.	1,273	37
Standex International Corp.	511	27
US Ecology, Inc.	608	17

		146

Machinery - 1.73%
Alamo Group, Inc.	463	21
Columbus McKinnon Corp.A	865	19
Commercial Vehicle Group, Inc.A	1,633	11
Flow International Corp.A	2,257	8
Hardinge, Inc.	733	11
Hollysys Automation Technologies Ltd.A	1,778	23
Hurco Co., Inc.	401	11
Kadant, Inc.	524	16
Lydall, Inc.A	772	12
Sun Hydraulics Corp.	958	29

		161

Marine - 0.18%
StealthGas, Inc.A	1,887	17

Real Estate - 1.89%
Amerco, Inc.	1,071	175

Road & Rail - 0.33%
Universal Truckload Services, Inc.	1,224	31

Transportation Infrastructure - 0.89%
Wesco Aircraft Holdings, Inc.A	4,321	83

Total Industrials		1,469

INFORMATION TECHNOLOGY - 9.47%
Communications Equipment - 1.72%
Aware, Inc.	4,482	22
Black Box Corp.	617	16
Extreme NetworksA	2,713	10
Mitel Networks Corp.A	4,428	20
Ubiquiti Networks, Inc.	2,103	74
Verint Systems, Inc.A	533	18

		160

Computers & Peripherals - 0.45%
Electronics for Imaging, Inc.A	1,426	42

Electronic Equipment & Instruments - 1.98%
CTS Corp.	812	11
Daktronics, Inc.	1,032	11

See accompanying notes
25

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
ePlus, Inc.	268	$14
Littelfuse, Inc.	614	46
Measurement Specialties, Inc.A	423	20
MTS Systems Corp.	477	29
Scansource, Inc.A	980	30
Tessco Technologies, Inc.	344	11
Zygo Corp.A	888	12

		184

Internet Software & Services - 0.27%
Perficient, Inc.A	998	16
RealNetworks, Inc.	1,211	9

		25

IT Consulting & Services - 2.48%
Computer Task Group, Inc.	446	8
EPAM Systems, Inc.A	1,188	38
Hackett Group, Inc.	1,475	9
iGATE Corp.A	2,207	52
Lionbridge TechnologiesA	2,081	7
Sykes Enterprises, Inc.A	1,216	21
Syntel, Inc.	1,083	78
Virtusa Corp.A	629	17

		230

Semiconductor Equipment & Products - 1.18%
Alpha & Omega Semiconductor Ltd.A	799	6
Amkor Technology, Inc.A	4,371	18
ATMI, Inc.A	809	20
Entegris, Inc.A	3,502	32
GSI Group, Inc.A	502	4
IXYS Corp.	901	8
Nova Measuring Instruments Ltd.A	930	8
PDF Solutions, Inc.A	682	14

		110

Software - 1.39%
Actuate Corp.A	1,214	8
American Software, Inc., Class A	690	6
EPIQ Systems, Inc.B	945	12
Magic Software Enterprises Ltd.	1,752	11
Mentor Graphics Corp.	3,383	75
Pegasystems, Inc.	311	11
Telenav, Inc.A	1,065	6

		129

Total Information Technology		880

MATERIALS - 4.40%
Chemicals - 1.78%
Hawkins, Inc.	439	16
Innospec, Inc.	1,440	60
KMG Chemicals, Inc.	608	14
NL Industries, Inc.	3,691	40
Stepan Co.	344	19
Zep, Inc.	1,137	16

		165

Construction Materials - 0.19%
United States Lime & Minerals, Inc.A	299	18

Containers & Packaging - 0.36%
AEP Industries, Inc.A	278	22
UFP Technologies, Inc.A	553	11

		33

	Shares	Fair Value
		(000’s)
Metals & Mining - 2.07%
AMCOL International Corp.	1,739	$57
Gold Resource Corp.	1,676	14
Hallador Energy Co.	985	7
Handy & Harman Ltd.A	1,195	25
MFC Industrial Ltd.	8,768	71
NN, Inc.	1,346	19

		193

Total Materials		409

TELECOMMUNICATION SERVICES - 0.69%
Diversified Telecommunication - 0.03%
Straight Path Communications, Inc.A	586	3

Diversified Telecommunication Services - 0.46%
Hawaiian Telcom Holdco, Inc.A	413	10
IDT Corp., Class B	1,231	21
Premiere Global Services, Inc.A	1,177	11

		42

Wireless Telecommunication Services - 0.20%
USA Mobility, Inc.	1,312	19

Total Telecommunication Services		64

UTILITIES - 2.92%
Electric - 1.18%
MGE Energy, Inc.	2,100	109

Gas - 0.58%
Chesapeake Utilities Corp.	818	43
Delta Natural Gas Co. Inc.	539	11

		54

Water - 1.16%
Artesian Resources Corp., Class A	635	14
Consolidated Water Co. Ltd.	1,087	14
Middlesex Water Co.	1,389	28
SJW Corp.	1,607	42
York Water Co.	510	10

		108

Total Utilities		271

Total Common Stock (Cost $7,875)		8,874

SHORT-TERM INVESTMENTS - 4.34% (Cost $403)
JPMorgan U.S. Government Money Market Fund, Capital Class	402,781	403

TOTAL INVESTMENTS - 99.83% (Cost $8,278)		9,277

OTHER ASSETS, NET OF LIABILITIES - 0.17%		16

TOTAL NET ASSETS - 100.00%		$9,293

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities (in thousands) amounted to $366 or 3.94% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes
26

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2013

C	Limited Partnership.
D	Royalty Trust.
E	REIT - Real Estate Investment Trust.
F	PLC Public Limited Company.
G	Valued at fair value pursuant to procedures approved by the Board of Trustees.

Futures Contracts Open on August 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	4	September, 2013	$404	$(8)

				$404	$(8)

See accompanying notes
27

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 0.62% (Cost $2,696)
FINANCIALS - 0.62%
Real Estate - 0.62%
Omega Healthcare Investors, Inc.A	113,500	$3,223

PREFERRED STOCK - 2.62% (Cost $10,835)
TRANSPORTATION - 2.62%
Airlines - 2.62%
Continental Airlines Finance Trust II, 6.00%, 11/15/2030	314,250	13,591

	Par AmountB
	(000’s)
DOMESTIC OBLIGATIONS - 72.87%
Consumer - 6.93%
Constellation Brands, Inc.,
6.00%, Due 5/1/2022	$9,000	9,517
4.25%, Due 5/1/2023	3,000	2,753
North Atlantic Trading Co.,
11.50%, Due 7/15/2016C	4,060	4,304
19.00%, Due 1/15/2017C	7,800	8,580
Simmons Foods, Inc., 10.50%, Due 11/1/2017C	10,110	10,741

		35,895

Finance - 1.69%
Omega Healthcare Investors, Inc., 5.875%, Due 3/15/2024	3,000	2,993
TMX Finance LLC, 8.50%, Due 9/15/2018CD	5,600	5,754

		8,747

Manufacturing - 12.86%
ADS Tactical, Inc., 11.00%, Due 4/1/2018C	11,750	11,045
Crown Americas LLC, 4.50%, Due 1/15/2023C D	8,000	7,380
Ducommun, Inc., 9.75%, Due 7/15/2018	7,850	8,674
Interface Security Systems Holdings, Inc., 9.25%, Due 1/15/2018C	12,550	12,958
LSB Industries, Inc., 7.75%, Due 8/1/2019C	10,000	10,351
Sensata Technologies BV, 4.875%, Due 10/15/2023C	10,500	9,686
Servicios Corporativos Javer SAPI de CV, 9.875%, Due 4/6/2021C	6,925	6,544

		66,638

Service - 32.14%
Alliance HealthCare Services, Inc., 8.00%, Due 12/1/2016	9,953	10,227
Ancestry.com, Inc., 11.00%, Due 12/15/2020	11,750	13,513
Ceridian Corp., 11.00%, Due 3/15/2021C	8,231	9,507
DaVita, Inc., 5.75%, Due 8/15/2022	13,000	12,869
Griffey Intermediate Inc., 7.00%, Due 10/15/2020C	12,979	11,486
HCA, Inc., 4.75%, Due 5/1/2023	10,000	9,338
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019	11,440	12,012
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020C	9,250	9,620
MGM Resorts International, 7.75%, Due 3/15/2022	11,000	11,687
Nord Anglia Education UK Holdings PLC, 10.25%, Due 4/1/2017C	11,250	12,375
Southern Graphics, Inc., 8.375%, Due 10/15/2020C	12,000	12,390
Station Casinos LLC, 7.50%, Due 3/1/2021D	7,000	7,210
Tenet Healthcare Corp., 4.50%, Due 4/1/2021C	13,875	12,765
Univision Communications, Inc., 6.75%, Due 9/15/2022C	11,250	11,672
Wynn Las Vegas LLC, 5.375%, Due 3/15/2022D	10,000	9,875

		166,546

Telecommunications - 6.88%
DigitalGlobe, Inc., 5.25%, Due 2/1/2021C	13,750	12,890
Goodman Networks, Inc., 13.125%, Due 7/1/2018C	4,300	4,537
Satelites Mexicanos S.A. de CV, 9.50%, Due 5/15/2017	5,800	6,322
Virgin Media Finance PLC, 6.375%, Due 4/15/2023C	12,000	11,910

		35,659

Transportation - 6.13%
NESCO LLC, 11.75%, Due 4/15/2017C D	9,500	10,593

See accompanying notes
28

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2013

	Par AmountB		Fair Value
	(000’s)		(000’s)
Syncreon Global Ireland Ltd., 9.50%, Due 5/1/2018C		$12,210	$13,064
United Continental Holdings, Inc., 6.375%, Due 6/1/2018		2,100	2,116
US Airways Group, Inc., 6.125%, Due 6/1/2018		6,600	5,989

			31,762

Utilities - 6.24%
Calpine Corp., 7.875%, Due 1/15/2023C		11,100	11,905
Mirant Americas Generation LLC, 9.125%, Due 5/1/2031D		11,600	12,180
Saratoga Resources, Inc., 12.50%, Due 7/1/2016		8,390	8,222

			32,307

Total Domestic Obligations (Cost $380,181)			377,554

FOREIGN CONVERTIBLE OBLIGATIONS - 1.57%
Consumer - 1.03%
Marine Harvest ASA, 2.375%, Due 5/8/2018	EUR	3,700	4,737
Pescanova S.A.,
5.125%, Due 4/20/2017	EUR	1,950	193
8.75%, Due 2/17/2019	EUR	4,500	446

			5,376

Service - 0.54%
Rexlot Holdings Ltd., 6.00%, Due 9/28/2016	HKD	20,000	2,774

Total Foreign Convertible Obligations (Cost $16,088)			8,150

FOREIGN OBLIGATIONS - 15.74%
Manufacturing - 3.05%
Frigoglass Finance BV, 8.25%, Due 5/15/2018C	EUR	4,000	5,553
Western Areas NL, 6.40%, Due 7/2/2015	AUD	11,500	10,249

			15,802

Service - 7.23%
Cirsa Funding Luxembourg S.A. 8.75%, Due 5/15/2018C	EUR	8,800	11,805
Europcar Groupe S.A., 11.50%, Due 5/15/2017C	EUR	5,000	7,533
Gala Electric Casinos, 11.50%, Due 6/1/2019	GBP	3,800	6,272
Ono Finance II PLC, 11.125%, Due 7/15/2019C	EUR	8,500	11,880

			37,490

Sovereign - 2.34%
Greece Government Bond, 2.00%, Due 2/24/2023	EUR	5,000	3,776
Mexico Government Bond, 5.00%, Due 6/15/2017	MXN	112,000	8,337

			12,113

Telecommunications - 1.75%
OTE PLC, 7.875%, Due 2/7/2018	EUR	6,600	9,059

Transportation - 1.37%
Moto Finance PLC, 10.25%, Due 3/15/2017 C	GBP	4,350	7,112

Total Foreign Obligations (Cost $79,374)			81,576

U.S. AGENCY OBLIGATIONS - 2.07%
Federal National Mortgage Association,
1.375%, Due 11/15/2016,		1,000	1,011
1.25%, Due 1/30/2017,		7,750	7,788
0.875%, Due 12/20/2017,		2,000	1,943

Total U.S. Agency Obligations (Cost $10,840)			10,742

U.S. TREASURY OBLIGATIONS - 0.26% (Cost $1,353)
U.S. Treasury, 0.875%, Due 2/28/2017		1,350	1,343

	Shares
SHORT-TERM INVESTMENTS - 1.70% (Cost $8,796)
JPMorgan U.S. Government Money Market Fund, Capital Class		8,795,715	8,796

See accompanying notes 29

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2013

Fair Value
(000’s)
TOTAL INVESTMENTS - 97.45% (Cost $510,163)	$504,975
OTHER ASSETS, NET OF LIABILITIES - 2.55%	13,163

TOTAL NET ASSETS - 100.00%	$518,138

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	In U.S. Dollars unless otherwise noted.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities (in thousands) amounted to $275,940 or 53.26% of net assets. The Fund has no right to demand registration of these securities.
D	Limited Liability Company.

See accompanying notes 30

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2013

Futures Contracts Open on August 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Australian Currency Globex September Futures	Short	115	September, 2013	$10,226	$560
Euro Cur Unit Globex September Futures	Short	144	September, 2013	13,944	(21)
British Pound Globex September Futures	Short	345	September, 2013	56,959	329

				$81,129	$868

OTC swap agreements outstanding on August 31, 2013:

Credit Default Swaps on Corporate Issues - Sell Protection (1) (000’s)

Reference Entity	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 8/31/2013(2)	Notional Amount (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Delta Airlines	GLM	5.000%	12/20/2016	4.1617%	1,000	$(142)	$167	$25
Delta Airlines	GLM	5.000%	3/20/2017	4.3318%	1,000	(83)	104	21
Delta Airlines	GLM	5.000%	3/20/2017	4.3318%	1,000	(99)	120	21
Delta Airlines	JPM	5.000%	6/20/2017	4.3318%	2,000	(178)	212	34
Delta Airlines	FBF	5.000%	6/20/2017	4.3318%	2,000	(185)	219	34
Delta Airlines	GLM	5.000%	6/20/2017	4.4827%	1,000	(104)	121	17
Delta Airlines	JPM	5.000%	9/20/2017	4.6149%	2,000	(191)	218	27
Delta Airlines	FBF	5.000%	12/20/2017	4.7719%	2,000	(130)	146	16

						$(1,112)	$1,307	$195

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Glossary:

Counterparty Abbreviations:

FBF	Credit Suisse
GLM	Goldman Sachs Bank USA
JPM	JP Morgan Chase Bank, N.A.

Currency Abbreviations:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
MXN	Mexican Peso

Exchange Abbreviations:

Globex	Chicago Mercantile Exchange
OTC	Over-the-Counter

See accompanying notes

31

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2013 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value A	$100,114	$6,841	$9,277	$504,975
Foreign currency, at fair value B	—	12	—	110
Cash	302	—	12	—
Deposit with brokers for futures contracts	213	19	14	1,422
Receivable for variation margin on open futures contracts	—	—	—	889
Dividends and interest receivable	291	20	6	10,796
Receivable for fund shares sold	1,756	—	12	1,146
Receivable for tax reclaims	—	2	—	170
Receivable for expense reimbursement (Note 2)	—	8	1	29
Unrealized appreciation from swap agreements	—	—	—	1,307
Prepaid expenses	23	27	26	32

Total assets	102,699	6,929	9,348	520,876

Liabilities:
Swap premiums received	—	—	—	1,112
Payable for fund shares redeemed	41	—	5	485
Payable for variation margin from open futures contracts	17	2	4	21
Dividends payable	—	—	—	511
Payable under excess expense reimbursement plan	3	—	—	—
Management and investment advisory fees payable	63	5	8	225
Administrative service and service fees payable	40	4	5	278
Transfer agent fees payable	1	3	1	30
Custody and fund accounting fees payable	1	1	1	5
Professional fees payable	23	30	30	41
Trustee fees payable	—	1	1	7
Payable for prospectus and shareholder reports	1	1	—	23

Total liabilities	190	47	55	2,738

Net Assets	$102,509	$6,882	$9,293	$518,138

Analysis of Net Assets:
Paid-in-capital	99,306	5,378	8,113	509,610
Undistributed net investment income or (loss)	171	55	9	1,034
Accumulated net realized gain	724	1,173	180	10,503
Unrealized appreciation or (depreciation) of investments	2,401	286	999	(3,823)
Unrealized depreciation of currency transactions	—	—	—	(1,361)
Unrealized appreciation or (depreciation) of futures contracts	(93)	(10)	(8)	868
Unrealized appreciation of swap agreements	—	—	—	1,307

Net assets	$102,509	$6,882	$9,293	$518,138

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,792,050	49,211	111,462	4,477,700

Y Class	2,452,611	15,647	122,813	8,640,491

Investor Class	751,755	101,360	240,538	24,520,299

A Class	1,034,762	325,778	151,316	7,504,547

C Class	687,588	19,565	51,224	5,986,211

Net assets (not in thousands):
Institutional Class	$44,731,302	$655,788	$1,522,235	$45,471,117

Y Class	$28,814,001	$210,505	$1,693,046	$87,638,664

Investor Class	$8,839,661	$1,364,684	$3,301,901	$248,052,347

A Class	$12,108,558	$4,389,796	$2,080,892	$76,146,389

C Class	$8,015,463	$261,396	$695,075	$60,829,392

See accompanying notes

32

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2013 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Net asset value, offering and redemption price per share:
Institutional Class	$11.80	$13.33	$13.66	$10.16

Y Class	$11.75	$13.45	$13.79	$10.14

Investor Class	$11.76	$13.46	$13.73	$10.12

A Class	$11.70	$13.47	$13.75	$10.15

A Class (offering price)	$12.41	$14.29	$14.59	$10.66

C Class	$11.66	$13.36	$13.57	$10.16

A Cost of investments in unaffiliated securities	$97,713	$6,555	$8,278	$510,163
B Cost of foreign currency	$—	$13	$—	$110

See accompanying notes

33

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2013 (in thousands)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$1,537	$311	$181	$1,336
Interest income	—	—	—	33,771

Total investment income	1,537	311	181	35,107

Expenses:
Management and investment advisory fees (Note 2)	190	38	41	2,135
Administrative service fees (Note 2):
Institutional Class	76	2	4	167
Y Class	23	1	4	174
Investor Class	15	5	6	646
A Class	20	27	8	256
C Class	7	1	2	195
Transfer agent fees:
Institutional Class	3	1	1	26
Y Class	—	—	—	5
Investor Class	2	2	1	30
A Class	1	2	—	13
C Class	—	—	—	9
Custody and fund accounting fees	10	15	9	45
Professional fees	33	68	45	95
Registration fees and expenses	97	65	62	158
Service fees (Note 2):
Y Class	8	—	1	58
Investor Class	18	6	7	540
A Class	8	10	3	96
C Class	3	1	1	73
Distribution fees (Note 2):
A Class	12	17	5	160
C Class	18	3	6	489
Prospectus and shareholder report expenses	13	13	5	101
Trustee fees	3	1	1	36
Other expenses	7	5	8	21

Total expenses	567	283	220	5,528

Net fees waived and expenses reimbursed (Note 2)	(139)	(162)	(123)	(110)

Net expenses	428	121	97	5,418

Net investment income	1,109	190	84	29,689

Realized and unrealized gain (loss) from investments:
Net realized gain or (loss) from:
Investments	396	1,780	724	13,296
Commission recapture (Note 3)	6	—	—	—
Foreign currency transactions	—	(122)	—	1,179
Futures contracts	310	69	68	(2,699)
Change in net unrealized appreciation or (depreciation) of:
Investments	2,215	(361)	859	(10,105)
Foreign currency transactions	—	(69)	—	(230)
Futures contracts	(93)	(11)	(14)	1,252
Swap agreements	—	—	—	1,201

Net gain from investments	2,834	1,286	1,637	3,894

Net increase in net assets resulting from operations	$3,943	$1,476	$1,721	$33,583

A Foreign taxes	$—	$11	$—	$—

See accompanying notes

34

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	The London Company Income Equity Fund		Zebra Global Equity Fund
	Year Ended August 31, 2013	From May 29 to August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,109	$41	$190	$195
Net realized gain from investments, futures contracts, and foreign currency transactions	712	22	1,727	96
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, swap agreements, and foreign currency transactions	2,122	186	(441)	1,296

Net increase in net assets resulting from operations	3,943	249	1,476	1,587

Distributions to Shareholders:
Net investment income:
Institutional Class	(555)	(20)	(21)	(19)
Y Class	(156)	(1)	(6)	(9)
Investor Class	(111)	(1)	(32)	(33)
A Class	(103)	(1)	(137)	(56)
C Class	(24)	—	(3)	(1)
Net realized gain from investments:
Institutional Class	(10)	—	(52)	—
Y Class	(2)	—	(16)	—
Investor Class	(2)	—	(107)	—
A Class	(2)	—	(492)	—
C Class	—	—	(24)	—

Net distributions to shareholders	(965)	(23)	(890)	(118)

Net increase (decrease) in net assets from capitalshare transactions	85,655	8,650	(7,440)	(2,244)

Net increase (decrease) in net assets	88,633	8,876	(6,854)	(775)

Net Assets:
Beginning of period	13,876	5,000	13,736	14,511

End of Period *	$102,509	$13,876	$6,882	$13,736

*Includes undistributed net investment income (loss) of	$171	$18	$55	$133

See accompanying notes

35

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Zebra Small Cap Equity Fund		SiM High Yield Opportunities Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$84	$77	$29,689	$9,696
Net realized gain from investments, futures contracts, and foreign currency transactions	792	138	11,776	1,121
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, swap agreements, and foreign currency transactions	845	522	(7,882)	5,859

Net increase in net assets resulting from operations	1,721	737	33,583	16,676

Distributions to Shareholders:
Net investment income:
Institutional Class	(87)	—	(3,986)	(2,703)
Y Class	(107)	—	(3,986)	(454)
Investor Class	(144)	(1)	(14,641)	(4,489)
A Class	(163)	(1)	(4,225)	(1,415)
C Class	(39)	—	(2,850)	(639)
Net realized gain from investments:
Institutional Class	(62)	(26)	(164)	—
Y Class	(80)	(13)	(127)	—
Investor Class	(107)	(46)	(667)	—
A Class	(124)	(52)	(178)	—
C Class	(33)	(11)	(131)	—

Net distributions to shareholders	(946)	(150)	(30,955)	(9,700)

Net increase (decrease) in net assets from capitalshare transactions	2,011	(729)	213,684	273,568

Net increase (decrease) in net assets	2,786	(142)	216,312	280,544

Net Assets:
Beginning of period	6,507	6,649	301,826	21,282

End of Period *	$9,293	$6,507	$518,138	$301,826

*Includes undistributed net investment income (loss) of	$9	$65	$1,034	$(64)

See accompanying notes

36

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon The London Company Income Equity Fund, the American Beacon Zebra Global Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the American Beacon SiM High Yield Opportunities Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust. Prior to December 31, 2012, the American Beacon Zebra Global Equity Fund was known as the American Beacon Zebra Large Cap Equity Fund.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Retirement Classes of the American Beacon Zebra Global Equity and American Beacon Zebra Small Cap Equity Funds were closed on March 13, 2013.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services.

37

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Investment assets of the Funds are managed by investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the year ended August 31, 2013 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
The London Company Income Equity	0.42%	$190	$168	$22
Zebra Global Equity	0.40%	38	33	5
Zebra Small Cap Equity	0.57%	41	37	4
SiM High Yield Opportunities	0.48%	2,135	1,914	221

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of the Funds’ shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31, 2013, the Zebra Global Equity Fund borrowed on average $244,310 for 12 days at an average equity rate of 0.78% with interest charges of $64, and the SiM High Yield Opportunities Fund borrowed on average $4,416,782 for 14 days at an average rate of 0.76% with interest charges of $1,294.

38

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended August 31, 2013, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed or (Recouped) Expenses	Expiration of Reimbursed Expenses
The London Company Income Equity	Institutional	0.79%	$85,612	2016
The London Company Income Equity	Y	0.89%	15,702	2016
The London Company Income Equity	Investor	1.17%	18,643	2016
The London Company Income Equity	A	1.29%	15,001	2016
The London Company Income Equity	C	2.04%	3,984	2016
Zebra Global Equity	Institutional	0.79%	13,451	2016
Zebra Global Equity	Y	0.89%	3,916	2016
Zebra Global Equity	Investor	1.17%	27,568	2016
Zebra Global Equity	A	1.29%	112,033	2016
Zebra Global Equity	C	2.04%	5,455	2016
Zebra Small Cap Equity	Institutional	0.99%	21,382	2016
Zebra Small Cap Equity	Y	1.09%	22,713	2016
Zebra Small Cap Equity	Investor	1.37%	35,212	2016
Zebra Small Cap Equity	A	1.49%	34,057	2016
Zebra Small Cap Equity	C	2.24%	9,556	2016
SiM High Yield Opportunities	Institutional	0.84%	49,742	2016
SiM High Yield Opportunities	Y	0.94%	32,797	2016
SiM High Yield Opportunities	Investor	1.22%	(43,381)	2016
SiM High Yield Opportunities	A	1.34%	41,192	2016
SiM High Yield Opportunities	C	2.09%	29,895	2016

Of these amounts $8,532, $1,435, and $28,619 was receivable from the Manager for the Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively, at August 31, 2013. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2016. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$—	$117,605	2015
Zebra Global Equity	—	93,890	2014
Zebra Global Equity	—	166,541	2015
Zebra Small Cap Equity	—	100,737	2014
Zebra Small Cap Equity	—	155,632	2015
SiM High Yield Opportunities	(12,829)	113,633	2014
SiM High Yield Opportunities	(23.919)	136,702	2015

The Manager recouped $43,381 from the Investor Class of the SiM High Yield Opportunities Fund during the year ended August 31, 2013 for the expenses that were set to expire August 31, 2014, 2015, and 2016. The other Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

August 31, 2013, Foreside collected $30,492, $698, $1,024, and $105,067 in sales commissions from the the sale of A Class Shares for The London Company Income Equity, Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2013 the following CDSC fees of $316, $227, and $24,631 were collected for The London Company Income Equity, Zebra Global Equtiy, and SiM High Yield Opportunities Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Manager in accordance with procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

41

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of August 31, 2013, there were no transfers between levels. As of August 31, 2013, the investments were classified as described below (in thousands):

The London Company Income Equity[1]	Level 1	Level 2		Level 3	Total
Preferred Stock	$1,761	$—		$—	$1,761
Common Stock	93,061	—		—	93,061
Short-Term Investments - Money Markets	5,292	—		—	5,292

Total Investments in Securities	$100,114	$—		$—	$100,114

Financial Derivative Instruments-Liabilities
Equity Contracts	$(93)	$—		$—	$(93)

Total Financial Derivative Instruments	$(93)	$—		$—	$(93)

Zebra Global Equity[1]	Level 1	Level 2		Level 3	Total
Common Stock	$6,416	$—		$—	$6,416
Foreign Exchange-Traded Funds	154	—		—	154
Short-Term Investments - Money Markets	271	—		—	271

Total Investments in Securities	$6,841	$—		$—	$6,841

Financial Derivative Instruments-Liabilities
Equity Contracts	$(10)	$—		$—	$(10)

Total Financial Derivative Instruments	$(10)	$—		$—	$(10)

Zebra Small Cap Equity[1]	Level 1	Level 2		Level 3	Total
Common Stock	$8,874	$—	[2]	$—	$8,874
Short-Term Investments - Money Markets	403	—		—	403

Total Investments in Securities	$9,277	$—		$—	$9,277

Financial Derivative Instruments-Liabilities
Equity Contracts	$(8)	$—		$—	$(8)

Total Financial Derivative Instruments	$(8)	$—		$—	$(8)

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

SiM High Yield Opportunites[1]	Level 1	Level 2	Level 3	Total
Common Stock	$3,223	$—	$—	$3,223
Preferred Stock	—	13,591	—	13,591
Domestic Obligations	—	377,554	—	377,554
Foreign Convertible Obligations	—	8,150	—	8,150
Foreign Obligations	—	81,576	—	81,576
U.S. Agency Obligations	—	10,742	—	10,742
U.S. Treasury Obligations	—	1,343	—	1,343
Short-Term Investments - Money Markets	8,796	—	—	8,796

Total Investments in Securities	$12,019	$492,956	$—	$504,975

Other Financial instruments - Assets	Level 1	Level 2	Level 3	Total
Credit Default Swap Agreements	$—	$195	$—	$195
Future Contracts	889	—	—	889

Total other Financial instruments - Assets	$889	$195	$—	$1,084

Other Financial instruments - Liabilities	Level 1	Level 2	Level 3	Total
Credit Default Swap Agreements	$—	$—	$—	$—
Future Contracts	(21)	—	—	(21)

Total other Financial instruments - Liabilities	$(21)	$—	$—	$(21)

[1]	Refer to the Schedule of Investments for Industry Information.
[2]	Amount less than $500 but greater than $0.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds, except for the SiM High Yield Opportunities Fund, have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Redemption Fees

The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund prorata based on their respective net assets.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Inflation-Indexed Bonds

The SiM High Yield Opportunities Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

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American Beacon FundsSM

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August 31, 2013

Restricted Securities

The SiM High Yield Opportunities Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended August 31, 2013 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Master Agreements

The SiM High Yield Opportunities Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These

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American Beacon FundsSM

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August 31, 2013

upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

47

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2013 for which the Fund is the seller of protection is disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the six months ended August 31, 2013, the SiM High Yield Opportunities Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (000’s).

	Credit Default Swap Notional Amounts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
SiM High Yield Opportunities	$12,000	$12,000

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation pursuant to procedures approved by the Board. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or the Manager using a series of techniques, including simulation pricing models. The pricing models are inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair valuation hierarchy.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the six months ended August 31, 2013, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding
For the Quarter Ended	May 31, 2013	August 31, 2013
The London Company Income Equity	2	5
Zebra Global Equity	2	1
Zebra Small Cap Equity	1	1
SiM High Yield Opportunities	57	43

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure
(in thousands) (1) (2):

Fair Values of derivative financial instruments as of August 31, 2013 (000’s):

Statements of Assets and Liabilities	Derivative	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity
Unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	$(93)	$(10)	$(8)

The effect of derivative financial instruments during the year ended August 31, 2013 (000’s):

Statements of Operations
Net realized gain or (loss) from futures contracts	Equity Contracts	310	69	68
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(93)	(11)	(14)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

SiM High Yield Opportunities

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure(1)(2):

Fair values of derivative financial instruments as of August 31, 2013 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of futures contracts	$—	$889	$—	$—	$889
Unrealized appreciation of swap agreements	1,307	—	—	—	1,307

Total Assets:	$1,307	$889	$—	$—	$2,196

Liabilities:
Unrealized depreciation and futures contracts	$—	$(21)	$—	$—	$(21)
Unrealized depreciation of swap agreements	—	—	—	—	—

Total Liabilities:	$—	$(21)	$—	$—	$(21)

The effect of financial derivative instruments on the Statement of Operations for the period ended August 31, 2013 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Equity contracts	Total
Realized gain or (loss) on derivatives recognized as a result from operations:
Net realized gain or (loss) from futures contracts	$—	$(2,699)	$—	$(2,699)
Net realized gain or (loss) from swap agreements	—	—	—	—

Total Realized losses on derivatives:	$—	$(2,699)	$—	$(2,699)

Net change in unrealized appreciation or (depreciation) on derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts	$—	$1,252	$—	$1,252
Change in net unrealized appreciation or (depreciation) of swap agreements	1,201	—	—	1,201

Total Net change in unrealized appreciation:	$1,201	$1,252	$—	$2,453

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The SiM High Yield Opportunities Fund will be exposed to credit risk with respect to issuers of portfolio securities. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of issuers. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the SiM High Yield Opportunities Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

The SiM High Yield Opportunities Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the SiM High Yield Opportunities Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2011, 2012 and 2013 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	The London Company Income Equity		Zebra Global Equity
	Year Ended August 31, 2013	Period Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$558	$20	$22	$17
Y Class	157	1	6	8
Investor Class	111	1	33	30
A Class	105	1	143	51
C Class	23	—	4	1
Long-term Capital Gains
Institutional Class	7	—	51	2
Y Class	1	—	15	1
Investor Class	2	—	106	3
A Class	1	—	486	5
C Class	—	—	24	—

Total distributions paid	$965	$23	$890	$118

	Zebra Small Cap Equity		SiM High Yield Opportunities
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$123	$4	$3,987	$2,697
Y Class	153	2	3,985	453
Investor Class	205	8	14,641	4,479
A Class	234	9	4,225	1,412
C Class	58	2	2,850	638
Long-term Capital Gains
Institutional Class	26	22	164	6
Y Class	34	11	127	1
Investor Class	46	39	667	10
A Class	53	44	178	3
C Class	14	9	131	1

Total distributions paid	$946	$150	$30,955	$9,700

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunites
Cost basis of investments for federal income tax purposes	$97,747	$6,572	$8,294	$510,453
Unrealized appreciation	3,917	440	1,149	18,768
Unrealized depreciation	(1,550)	(172)	(166)	(24,051)

Net unrealized appreciation or (depreciation)	2,367	268	983	(5,283)
Undistributed ordinary income	652	671	—	8,332
Undistributed long-term gain or (loss)	184	565	197	6,782
Other temporary differences	—	—	—	(1,303)

Distributable earnings or (deficits)	$3,203	$1,504	$1,180	$8,528

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or(losses) on certain derivative instruments and the reclassification of income from real estate investment securities, royalty trusts, and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydown reclasses, reclassifications of income from real estate investment securities, publicly traded partnerships, and royalty trusts, and dividend reclasses that have been reclassified as of August 31, 2013 (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$1	$24	$(21)	$—
Undistributed net investment income	(7)	(69)	400	1,097
Accumulated net realized gain (loss)	6	45	(380)	(1,096)
Unrealized appreciation or (depreciation) of investments, foreign currency contracts, futures contracts, and swap agreements	—	—	1	(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of August 31, 2013, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the period ended August 31, 2013 were (in thousands):

	Purchases	Sales
The London Company Income Equity	$85,665	$6,438
Zebra Global Equity	15,308	23,098
Zebra Small Cap Equity	7,104	6,105
SiM High Yield Opportunities (non U.S. Government securities)	474,431	273,705
SiM High Yield Opportunities (U.S. Government securities)	100	—

54

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the year ended August 31, 2013

	Institutional Class		Y Class		Investor Class
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,182	$36,734	2,605	$30,619	755	$8,467
Reinvestment of dividends	44	502	11	130	9	100
Shares redeemed	(419)	(4,972)	(216)	(2,589)	(210)	(2,311)

Net increase in shares outstanding	2,807	$32,264	2,400	$28,160	554	$6,256

	A Class		C Class		Totals
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,045	$12,022	663	$7,825	8,250	$95,667
Reinvestment of dividends	8	93	2	19	74	844
Shares redeemed	(80)	(939)	(4)	(45)	(929)	(10,856)

Net increase in shares outstanding	973	$11,176	661	$7,799	7,395	$85,655

	Institutional Class		Y Class		Investor Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4	$50	3	$44	22	$285
Reinvestment of dividends	6	73	2	21	12	137
Shares redeemed	(32)	(416)	(12)	(153)	(103)	(1,308)

Net (decrease) in shares outstanding	(22)	$(293)	(7)	$(88)	(69)	$(886)

	Retirement Class		A Class		C Class		Totals
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	22	$285	—	1	51	$665
Reinvestment of dividends	—	—	42	511	2	25	64	767
Shares redeemed	—	(1)	(525)	(6,763)	(18)	(231)	(690)	(8,872)

Net (decrease) in shares outstanding	—	$(1)	(461)	$(5,967)	(16)	$(205)	(575)	$(7,440)

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39	$485	45	$598	138	$1,820
Reinvestment of dividends	13	149	17	186	21	239
Shares redeemed	(15)	(189)	(33)	(409)	(53)	(649)

Net increase in shares outstanding	37	$445	29	$375	106	$1,410

	Retirement Class		A Class		C Class		Totals
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	32	$422	11	$148	265	$3,473
Reinvestment of dividends	—	—	18	209	6	70	75	853
Shares redeemed	—	(1)	(78)	(978)	(7)	(89)	(186)	(2,315)

Net increase (decrease) in sharesoutstanding	—	$(1)	(28)	$(347)	10	$129	154	$2,011

55

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,760	$28,607	8,733	$90,816	16,917	$173,890
Redemption Fees	—	26	—	29	—	106
Reinvestment of dividends	375	3,879	313	3,236	1,318	13,575
Shares redeemed	(4,978)	(51,725)	(2,334)	(24,189)	(8,911)	(91,841)

Net increase (decrease) in sharesoutstanding	(1,843)	$(19,215)	6,712	$69,892	9,324	$95,730

	A Class		C Class		Totals
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,523	46,825	3,741	38,777	36,674	$378,915
Redemption Fees	—	32	—	24	—	217
Reinvestment of dividends	250	2,582	181	1,874	2,437	25,146
Shares redeemed	(1,585)	(16,414)	(620)	(6,425)	(18,428)	(190,594)

Net increase in shares outstanding	3,188	$33,025	3,302	$34,250	20,683	$213,684

For the Year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	523	$5,500	42	$442	188	$1,974
Reinvestment of dividends	2	20	—	1	—	1
Shares redeemed	—	(3)	—	—	—	—

Net increase in shares outstanding	525	$5,517	42	$443	188	$1,975

	A Class		C Class		Totals
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	52	$544	16	$170	821	$8,630
Reinvestment of dividends	—	1	—	—	2	23
Shares redeemed	—	—	—	—	—	(3)

Net increase in shares outstanding	52	$545	16	$170	823	$8,650

	Institutional Class		Y Class		Investor Class
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32	$367	18	$218	60	$715
Reinvestment of dividends	2	19	1	8	2	27
Shares redeemed	(117)	(1,419)	(63)	(774)	(252)	(3,093)

Net (decrease) in shares outstanding	(83)	$(1,033)	(44)	$(548)	(190)	$(2,351)

	Retirement Class		A Class		C Class		Totals
Zebra Global Equity	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	235	$2,748	7	$84	352	$4,132
Reinvestment of dividends	—	—	3	30	—	1	8	85
Shares redeemed	—	—	(90)	(1,057)	(9)	(118)	(531)	(6,461)

Net increase (decrease) in sharesoutstanding	—	$—	148	$1,721	(2)	$(33)	(171)	$(2,244)

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	69	$838	82	$980	32	$380
Reinvestment of dividends	3	31	1	17	4	44
Shares redeemed	(115)	(1,375)	(11)	(139)	(97)	(1,132)

Net increase (decrease) in sharesoutstanding	(43)	$(506)	72	$858	(61)	$(708)

56

American Beacon FundsSM

Notes to Financial Statements

August 31, 2013

	Retirement Class		A Class		C Class		Totals
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	40	$458	7	$82	230	$2,738
Reinvestment of dividends	—	—	4	42	1	9	13	143
Shares redeemed	—	—	(81)	(924)	(3)	(40)	(307)	(3,610)

Net increase (decrease) in sharesoutstanding	—	$—	(37)	$(424)	5	$51	(64)	$(729)

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,528	$53,914	1,911	$18,513	15,330	$148,359
Redemption Fees	—	23	—	3	—	38
Reinvestment of dividends	265	2,575	45	444	389	3,777
Shares redeemed	(518)	(5,044)	(68)	(656)	(1,044)	(9,958)

Net increase in shares outstanding	5,275	$51,468	1,888	$18,304	14,675	$142,216

	A Class		C Class		Totals
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,957	$38,326	2,557	$24,842	29,283	$283,954
Redemption Fees	—	13	—	6	—	83
Reinvestment of dividends	80	771	40	389	819	7,956
Shares redeemed	(245)	(2,343)	(44)	(424)	(1,919)	(18,425)

Net increase in shares outstanding	3,792	$36,767	2,553	$24,813	28,183	$273,568

57

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class
	Year ended Aug. 31, 2013	May 29 to Aug. 31, 2012		Year ended Aug. 31, 2013	May 29 to Aug. 31, 2012
Net asset value, beginning of period	$10.49	$10.00		$10.49	$10.00

Income from investment operations:
Net investment income	0.31	0.06		0.33	0.05
Net gains (losses) on investments (both realized and unrealized)	1.30	0.47		1.26	0.48

Total income (loss) from investment operations	1.61	0.53		1.59	0.53

Less distributions:
Dividends from net investment income	(0.29)	(0.04)		(0.32)	(0.04)
Distributions from net realized gains on securities	(0.01)	—		(0.01)	—

Total distributions	(0.30)	(0.04)		(0.33)	(0.04)

Net asset value, end of period	$11.80	$10.49		$11.75	$10.49

Total return A,B	15.55%	5.31	%C	15.45%	5.31	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$44,731	$10,331		$28,814	$551
Ratios to average net assets:
Expenses, before reimbursements	1.13%	7.28	%D	1.09%	10.59	%D
Expenses, net of reimbursements	0.79%	0.79	%D	0.89%	0.89	%D
Net investment income (loss), before expense reimbursements	2.32%	(3.99	)%D	2.22%	(7.30	)%D
Net investment income, net of reimbursements	2.66%	2.50	%D	2.42%	2.40	%D
Portfolio turnover rate	15%	6	%CE	15%	6	%CE

A	May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

58

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class			A Class			C Class
Year ended Aug. 31, 2013	May 29 to Aug. 31, 2012		Year ended Aug. 31, 2013	May 29 to Aug. 31, 2012		Year ended Aug. 31, 2013	May 29 to Aug. 31, 2012
$10.48	$10.00		$10.47	$10.00		$10.46	$10.00

0.27	0.05		0.31	0.05		0.24	0.04
1.29	0.47		1.23	0.46		1.21	0.46

1.56	0.52		1.54	0.51		1.45	0.50

(0.27)	(0.04)		(0.30)	(0.04)		(0.24)	(0.04)
(0.01)	—		(0.01)	—		(0.01)	—

(0.28)	(0.04)		(0.31)	(0.04)		(0.25)	(0.04)

$11.76	$10.48		$11.70	$10.47		$11.66	$10.46

15.14%	5.21	%C	14.99%	5.11	%C	14.05%	5.01	%C

$8,840	$2,073		$12,109	$647		$8,015	$274

1.54%	10.14	%D	1.59%	11.94	%D	2.26%	13.83	%D
1.17%	1.17	%D	1.29%	1.29	%D	2.04%	2.04	%D
1.86%	(6.99	)%D	1.93%	(8.87	)%D	1.09%	(10.65	)%D
2.23%	1.99	%D	2.23%	1.78	%D	1.31%	1.14	%D
15%	6	%E	15%	6	%E	15%	6	%E

59

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,			June 1 to Aug. 31,
	2013	2012	2011	2010		2013	2012	2011	2010
Net asset value, beginning of period	$12.57	$11.46	$10.10	$10.00		$12.68	$11.58	$10.10	$10.00

Income from investment operations:
Net investment income	0.46	0.39	0.23	0.05		0.44	0.38	0.13	0.02	A
Net gains from investments (both realized and unrealized)	1.51	0.84	1.41	0.05		1.54	0.84	1.51	0.08

Total income from investment operations	1.97	1.23	1.64	0.10		1.98	1.22	1.64	0.10

Less distributions:
Dividends from net investment income	(0.35)	(0.12)	(0.17)	—		(0.35)	(0.12)	(0.05)	—
Distributions from net realized gains on securities	(0.86)	—	(0.11)	—		(0.86)	—	(0.11)	—
Return of capital	—	—	—	—		—	—	—	—

Total distributions	(1.21)	(0.12)	(0.28)	—		(1.21)	(0.12)	(0.16)	—

Net asset value, end of period	$13.33	$12.57	$11.46	$10.10		$13.45	$12.68	$11.58	$10.10

Total return B	16.75%	10.85%	16.19%	1.00	%C	16.60%	10.68%	16.18%	1.00	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$656	$899	$1,776	$1,005		$210	$285	$768	$84
Ratios to average net assets:
Expenses, before reimbursements	2.56%	1.84%	2.38%	6.33	%D	2.58%	1.91%	2.57%	6.00	%D
Expenses, net of reimbursements	0.79%	0.79%	0.77%	0.79	%D	0.89%	0.89%	0.86%	0.89	%D
Net investment income (loss), before reimbursements	0.59%	0.62%	(0.16)%	(3.63	)%D	0.60%	0.53%	(0.42)%	(3.24	)%D
Net investment income, net of reimbursements	2.37%	1.67%	1.45%	1.91	%D	2.29%	1.54%	1.29%	1.87	%D
Portfolio turnover rate	164%	66%	24%	0	%C,E	164%	66%	24%	0	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

60

American Beacon Zebra Global Equity Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,
2013	2012	2011	2010		2013	2012	2011	2010		2013	2012	2011
$12.64	$11.53	$10.08	$10.00		$12.65	$11.54	$10.08	$10.00		$12.52	$11.46	$10.32

0.35	0.18	0.09	0.03	A	0.37	0.14	0.03	0.03		0.18	0.06	0.02

1.59	1.02	1.51	0.05		1.55	1.04	1.56	0.05		1.63	1.03	1.25

1.94	1.20	1.60	0.08		1.92	1.18	1.59	0.08		1.81	1.09	1.27

(0.26)	(0.09)	(0.04)	—		(0.24)	(0.07)	(0.02)	—		(0.11)	(0.03)	(0.02)
(0.86)	—	(0.11)	—		(0.86)	—	(0.11)	—		(0.86)	—	(0.11)
—	—	—	—		—	—	—	—		—	—	—

(1.12)	(0.09)	(0.15)	—		(1.10)	(0.07)	(0.13)	—		(0.97)	(0.03)	(0.13)

$13.46	$12.64	$11.53	$10.08		$13.47	$12.65	$11.54	$10.08		$13.36	$12.52	$11.46

16.24%	10.47%	15.86%	0.80	%C	16.08%	10.33%	15.74%	0.80	%C	15.24%	9.50%	12.24%

$1,365	$2,159	$4,160	$114		$4,390	$9,945	$7,369	$1		$261	$447	$437

2.90%	2.25%	2.45%	6.12	%D	2.93%	2.40%	2.26%	7.17	%D	3.74%	3.18%	3.92%
1.17%	1.17%	1.14%	0.93	%D	1.29%	1.29%	1.25%	1.32	%D	2.04%	2.04%	1.96%

0.28%	0.17%	(0.23)%	(3.86	)%D	0.28%	0.13%	(0.11)%	(4.53	)%D	(0.55)%	(0.67)%	(1.76)%
2.01%	1.26%	1.08%	1.33	%D	1.93%	1.24%	0.90%	1.33	%D	1.16%	0.47%	0.21%
164%	66%	24%	0	%C,E	164%	66%	24%	0	%C,E	164%	66%	24%

61

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,			June 1 to Aug. 31,
	2013	2012	2011	2010		2013	2012	2011	2010
Net asset value, beginning of period	$12.40	$11.30	$9.63	$10.00		$12.46	$11.36	$9.62	$10.00

Income from investment operations:
Net investment income (loss)	0.46	0.27	0.17	0.03		0.37	0.06	0.15	0.03
Net gains (losses) from investments (both realized andunrealized)	2.79	1.15	1.66	(0.40)		2.89	1.37	1.66	(0.41)

Total income (loss) from investment operations	3.25	1.42	1.83	(0.37)		3.26	1.43	1.81	(0.38)

Less distributions:
Dividends from net investment income	(1.17)	(0.10)	(0.11)	—		(1.11)	(0.11)	(0.02)	—
Distributions from net realized gains on securities	(0.82)	(0.22)	(0.05)	—		(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—		—	—	—	—

Total distributions	(1.99)	(0.32)	(0.16)	—		(1.93)	(0.33)	(0.07)	—

Net asset value, end of period	$13.66	$12.40	$11.30	$9.63		$13.79	$12.46	$11.36	$9.62

Total return B	29.81%	12.78%	18.93%	(3.70	)%C	29.65%	12.78%	18.81%	(3.80	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,522	$923	$1,325	$959		$1,693	$1,174	$255	$1
Ratios to average net assets:
Expenses, before reimbursements	2.77%	3.18%	3.24%	18.32	%D	2.79%	3.39%	3.08%	183.72	%D
Expenses, net of reimbursements	0.99%	0.99%	0.99%	0.99	%D	1.09%	1.09%	1.09%	1.09	%D
Net investment (loss), before reimbursements	(0.28)%	(0.71)%	(1.16)%	(16.04	)%D	(0.23)%	(0.81)%	(1.25)%	(181.45	)%D
Net investment income (loss), net of reimbursements	1.50%	1.48%	1.09%	1.28	%D	1.47%	1.49%	0.75%	1.18	%D
Portfolio turnover rate	89%	103%	66%	1	%C,E	89%	103%	66%	1	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

62

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,			June 1 to Aug. 31,		Year Ended August 31,
2013	2012	2011	2010		2013	2012	2011	2010		2013	2012	2011
$12.44	$11.31	$9.62	$10.00		$12.46	$11.32	$9.61	$10.00		$12.28	$11.24	$9.94

0.53	0.17	0.06	0.01	A	0.18	0.13	0.02	0.02		0.24	0.03	(0.02)

2.68	1.22	1.71	(0.39)		3.02	1.24	1.76	(0.41)		2.84	1.23	1.38

3.21	1.39	1.77	(0.38)		3.20	1.37	1.78	(0.39)		3.08	1.26	1.36

(1.10)	(0.04)	(0.03)	—		(1.09)	(0.01)	(0.02)	—		(0.97)	—	(0.01)

(0.82)	(0.22)	(0.05)	—		(0.82)	(0.22)	(0.05)	—		(0.82)	(0.22)	(0.05)
—	—	—	—		—	—	—	—		—	—	—

(1.92)	(0.26)	(0.08)	—		(1.91)	(0.23)	(0.07)	—		(1.79)	(0.22)	(0.06)

$13.73	$12.44	$11.31	$9.62		$13.75	$12.46	$11.32	$9.61		$13.57	$12.28	$11.24

29.30%	12.45%	18.34%	(3.80	)%C	29.07%	12.28%	18.48%	(3.90	)%C	28.20%	11.35%	13.64%

$3,302	$1,670	$2,207	$24		$2,081	$2,232	$2,451	$1		$695	$507	$410

3.07%	3.60%	3.18%	55.64	%D	3.22%	3.71%	3.20%	186.19	%D	3.95%	4.48%	4.35%
1.37%	1.37%	1.36%	1.36	%D	1.49%	1.49%	1.47%	1.49	%D	2.24%	2.24%	2.22%
(0.60)%	(1.14)%	(1.21)%	(53.84	)%D	(0.62)%	(1.26)%	(1.29)%	(183.90	)%D	(1.38)%	(2.02)%	(2.44)%

1.11%	1.08%	0.61%	0.43	%D	1.11%	0.97%	0.43%	0.80	%D	0.33%	0.23%	(0.31)%
89%	103%	66%	1	%C,E	89%	103%	66%	1	%C,E	89%	103%	66%

63

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class				Y Class
	Year Ended August 31,		Feb. 14 to Aug. 31,		Year Ended August 31,		Feb. 14 to Aug. 31,
	2013	2012	2011		2013	2012	2011
Net asset value, beginning of period	$9.93	$9.42	$10.00		$9.92	$9.41	$10.00

Income from investment operations:
Net investment income	0.75	0.77	0.37		0.73	0.76	0.36
Net gains (losses) from investments (both realized andunrealized)	0.26	0.51	(0.58)		0.25	0.51	(0.59)

Total income (loss) from investment operations	1.01	1.28	(0.21)		0.98	1.27	(0.23)

Less distributions:
Dividends from net investment income	(0.75)	(0.77)	(0.37)		(0.73)	(0.76)	(0.36)
Distributions from net realized gains on securities	(0.03)	—	—		(0.03)	—	—

Total distributions	(0.78)	(0.77)	(0.37)		(0.76)	(0.76)	(0.36)

Redemption fees added to beneficial interests A	—	—	—		—	—	—
Net asset value, end of period	$10.16	$9.93	$9.42		$10.14	$9.92	$9.41

Total return B	10.29%	14.19%	(2.24	)%C	10.08%	14.09%	(2.44	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$45,471	$62,790	$9,839		$87,639	$19,129	$378
Ratios to average net assets:
Expenses, before reimbursements	0.93%	1.06%	2.62	%D	0.99%	1.09%	5.04	%D
Expenses, net of reimbursements	0.84%	0.84%	0.82	%D	0.94%	0.94%	0.92	%D
Net investment income, before reimbursements	7.11%	7.90%	5.03	%D	6.77%	7.92%	2.87	%D
Net investment income, net of reimbursements	7.20%	8.12%	6.83	%D	6.82%	8.07%	6.99	%D
Portfolio turnover rate	65%	43%	20	%E	65%	43%	20	%E

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011.

64

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class				A Class				C Class
Year Ended August 31,		Feb. 14 to Aug. 31,		Year Ended August 31,		Feb. 14 to Aug. 31,		Year Ended August 31,		Feb. 14 to Aug. 31,
2013	2012	2011		2013	2012	2011		2013	2012	2011
$9.90	$9.38	$10.00		$9.92	$9.41	$10.00		$9.94	$9.42	$10.00

0.71	0.73	0.35		0.69	0.72	0.34		0.62	0.65	0.30

0.25	0.52	(0.62)		0.26	0.51	(0.59)		0.25	0.52	(0.58)

0.96	1.25	(0.27)		0.95	1.23	(0.25)		0.87	1.17	(0.28)

(0.71)	(0.73)	(0.35)		(0.69)	(0.72)	(0.34)		(0.62)	(0.65)	(0.30)
(0.03)	—	—		(0.03)	—	—		(0.03)	—	—

(0.74)	(0.73)	(0.35)		(0.72)	(0.72)	(0.34)		(0.65)	(0.65)	(0.30)

—	—	—		—	—	—		—	—	—
$10.12	$9.90	$9.38		$10.15	$9.92	$9.41		$10.16	$9.94	$9.42

9.84%	13.92%	(2.85	)%C	9.74%	13.63%	(2.61	)%C	8.81%	12.90%	(2.88	)%C

$248,052	$150,396	$4,894		$76,146	$42,832	$4,932		$60,830	$26,679	$1,239

1.15%	1.23%	2.78	%D	1.41%	1.53%	2.92	%D	2.15%	2.26%	4.03	%D
1.17%	1.19%	1.19	%D	1.34%	1.34%	1.31	%D	2.09%	2.09%	2.07	%D
6.81%	7.74%	5.14	%D	6.53%	7.44%	4.98	%D	5.76%	6.70%	3.98	%D
6.79%	7.78%	6.73	%D	6.60%	7.62%	6.60	%D	5.82%	6.87%	5.94	%D
65%	43%	20	%E	65%	43%	20	%E	65%	43%	20	%E

65

American Beacon FundsSM

Privacy Policy and Federal Tax Information

August 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	88.65%
Zebra Global Equity	74.19%
Zebra Small Cap Equity	88.28%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Global Equity	100.00%
Zebra Small Cap Equity	100.00%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$10,912
Zebra Large Cap Equity	682,424
Zebra Small Cap Equity	341,393
SiM High Yield Opportunities	1,267,010

Short-Term Capital Gain Distributions:

The London Company Income Equity	$11,372
Zebra Large Cap Equity	7,872
Zebra Small Cap Equity	487,719

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

66

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

67

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

68

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment

Advisory Agreements of the Funds (Unaudited)

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

69

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement for the American Beacon The London Company Income Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon The London Company Income Equity Fund

70

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

underperformed the Lipper performance universe median and Lipper performance group median for the period since its May 29, 2012 inception through March 31, 2013; (2) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (3) the Institutional Class of the Fund was categorized by Morningstar as having a below average expense ratio.

In considering the renewal of the Investment Advisory Agreement with The London Company of Virginia, LLC (“London Company”), the Trustees considered the following additional factors: (1) representations by London Company that, for fee rate comparison purposes, it does not manage other accounts comparable to the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon The London Company Income Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon The London Company Income Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement for the American Beacon SiM High Yield Opportunities Fund, the Trustees considered the following additional factors: (1) the American Beacon SiM High Yield Opportunities Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-year period ended March 31, 2013; (2) the expense ratio of the Institutional Class of the Fund was higher than the median of its Lipper expense universe; (3) the expense ratio of the Institutional Class of the Fund was equal to the median of its Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having an above average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Strategic Income Management, LLC (“SiM”), the Trustees considered the following additional factors: (1) representations by SiM that, for fee rate comparison purposes, it does not manage other accounts comparable to the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon SiM High Yield Opportunities Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Global Equity Fund

In considering the renewal of the Management Agreement for the American Beacon Zebra Global Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon Zebra Global Equity Fund underperformed the Lipper performance universe median and Lipper performance group median for the one-year period ended March 31, 2013; (2) the Fund outperformed its benchmark index for the one-year period ended March 31, 2013; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having a below average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Zebra Capital Management, LLC (“Zebra”), the Trustees considered the following additional factors: (1) the Manager’s explanation that Zebra utilizes a unique, proprietary investment process only available in global equities through the Fund; (2) representations by Zebra regarding fee rates Zebra charges comparable clients; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Global Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Zebra Global Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement for the American Beacon Zebra Small Cap Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon Zebra Small Cap Equity Fund outperformed the Lipper performance universe median for the one-year period ended March 31, 2013; (2) the Fund underperformed the Lipper performance group median for the one-year period ended March 31, 2013; (3) the Fund underperformed its benchmark index for the one-year period ended March 31, 2013; (4) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (5) the Institutional Class of the Fund was categorized by Morningstar as having a below average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Zebra, the Trustees considered the following additional factors: (1) the Manager’s explanation that Zebra utilizes a unique, proprietary investment process only available in small cap equities through the Fund; (2) representations by Zebra regarding fee rates Zebra charges other comparable clients; (3) the Manager’s recommendation to continue to retain the subadvisor.

71

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Small Cap Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreement with respect to the American Beacon Zebra Small Cap Equity Fund.

72

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds
(1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust
(2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

73

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS	Term
One Year
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO
(2009-Present), Lighthouse Holdings Parent, Inc.; President
(2009-Present), American Beacon Select Funds; President
(2009-Present), American Beacon Mileage Funds; President
(2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing
(2010-2011), Invesco; Supervisor, Marketing Communications
(2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc.
(2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

74

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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77

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, and Investor Classes Call (800) 658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

AR 8/13

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$27,203	6/30/2012	*
$203,016	8/31/2012	*
$372,284	10/31/2012	*
$54,406	11/30/2012	*
$163,393	12/31/2012	*
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014

(b)

Audit-Related Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

*	Change from previous reporting.

(c)

Tax Fees	Fiscal Year Ended
$8,250	6/30/2012	*
$34,250	8/31/2012	*
$69,963	10/31/2012	*
$15,000	11/30/2012	*
$22,250	12/31/2012	*
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014

*	Change from previous reporting.

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$8,250	$0	N/A	6/30/2012	*
$34,250	$0	N/A	8/31/2012	*
$69,963	$0	N/A	10/31/2012	*
$15,000	$0	N/A	11/30/2012	*
$22,500	$0	N/A	12/31/2012	*
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014

*	Change from previous reporting.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: November 7, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: November 7, 2013 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: November 7, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: November 7, 2013